Exhibit 99

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                  BEAR STEARNS ASSET BACKED SECURITIES, INC.,

                                   Depositor

                         COUNTRYWIDE HOME LOANS, INC.,

                           Seller and Master Servicer

                                      and

                             THE BANK OF NEW YORK,

                                    Trustee


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                        POOLING AND SERVICING AGREEMENT

                            Dated as of July 1, 1999
                     --------------------------------------


                   ASSET-BACKED CERTIFICATES, SERIES 1999-1






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                               TABLE OF CONTENTS
                                                                                            PAGE

                                                             ARTICLE I.
                                                             DEFINITIONS
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Section 1.01.     Defined Terms...............................................................I-1
Section 1.02.     Certain REMIC-Related Defined Terms........................................I-44

                            ARTICLE II.
    CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

Section 2.01.     Conveyance of Mortgage Loans...............................................II-1
Section 2.02.     Acceptance by Trustee of the Mortgage Loans................................II-4
Section 2.03.     Representations, Warranties and Covenants of the Master Servicer and
                  the Seller.................................................................II-6
Section 2.04.     Representations and Warranties of the Depositor...........................II-17
Section 2.05.     Delivery of Opinion of Counsel in Connection with Substitutions and
                  Repurchases...............................................................II-19
Section 2.06.     Authentication and Delivery of Certificates...............................II-20
Section 2.07.     Covenants of the Master Servicer..........................................II-20

                                                            ARTICLE III.
                                         ADMINISTRATION AND SERVICING OF MORTGAGE LOANS III

Section 3.01.     Master Servicer to Service Mortgage Loans.................................III-1
Section 3.02.     Subservicing; Enforcement of the Obligations of Master Servicer.III..........-2
Section 3.03.     Rights of the Depositor, the Trustee in Respect of the Master Servicer....III-2
Section 3.04.     Trustee to Act as Master Servicer.........................................III-3
Section 3.05.     Collection of Mortgage Loan Payments; Certificate Account;
                  Distribution Account......................................................III-3
Section 3.06.     Collection of Taxes, Assessments and Similar Items; Escrow Accounts.......III-6
Section 3.07.     Access to Certain Documentation and Information Regarding the
                  Mortgage Loans............................................................III-7
Section 3.08.     Permitted Withdrawals from the Certificate Account, Distribution
                  Account, the Fixed Rate Carryover Reserve Fund and the Adjustable
                  Rate Carryover Reserve Fund...............................................III-7
Section 3.09.     [Reserved................................................................III-10
Section 3.10.     Maintenance of Hazard Insurance..........................................III-10
Section 3.11.     Enforcement of Due-On-Sale Clauses; Assumption Agreements................III-11
Section 3.12.     Realization Upon Defaulted Mortgage Loans; Determination of Excess
                  Proceeds and Realized Losses; Repurchase of Certain Mortgage Loans.......III-12
Section 3.13.     Trustee to Cooperate; Release of Mortgage Files..........................III-15
Section 3.14.     Documents, Records and Funds in Possession of Master Servicer to be
                  Held for the Trustee.I....................................................II-16
Section 3.15.     Servicing Compensation...................................................III-16
Section 3.16.     Access to Certain Documentation..........................................III-17
Section 3.17.     Annual Statement as to Compliance........................................III-17
Section 3.18.     Annual Independent Public Accountants' Servicing Statement; Financial
                  Statements...............................................................III-17

                                                             ARTICLE IV.
                                          DISTRIBUTIONS AND ADVANCES BY THE MASTER SERVICER

Section 4.01.     Advances...................................................................IV-1
Section 4.02.     Reduction of Servicing Compensation in Connection with Prepayment
                  Interest Shortfalls........................................................IV-1
Section 4.03.     REMIC Distributions........................................................IV-2
Section 4.04.     Distributions..............................................................IV-2
Section 4.05.     Monthly Statements to Certificateholders...................................IV-8
Section 4.06.     REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, and REMIC 4 Allocations.............IV-10
Section 4.07.     Extra Master Servicing Fee................................................IV-16
Section 4.08.     Fixed Rate Carryover Reserve Fund.........................................IV-17
Section 4.09.     Adjustable Rate Carryover Reserve Fund....................................IV-18

                                                             ARTICLE V.
                                                          THE CERTIFICATES

Section 5.01.     The Certificates............................................................V-1
Section 5.02.     Certificate Register; Registration of Transfer and Exchange of
                  Certificates................................................................V-2
Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates...........................V-6
Section 5.04.     Persons Deemed Owners.......................................................V-6
Section 5.05.     Access to List of Certificateholders' Names and Addresses...................V-6
Section 5.06.     Book-Entry Certificates.....................................................V-6
Section 5.07.     Notices to Depository.......................................................V-8
Section 5.08.     Definitive Certificates.....................................................V-8
Section 5.09.     Maintenance of Office or Agency.............................................V-8

                                                             ARTICLE VI.
                                          THE DEPOSITOR, THE MASTER SERVICER AND THE SELLER

Section 6.01.     Respective Liabilities of the Depositor, the Master Servicer and the
                  Seller.....................................................................VI-1
Section 6.02.     Merger or Consolidation of the Depositor, the Master Servicer or the
                  Seller.....................................................................VI-1
Section 6.03.     Limitation on Liability of the Depositor, the Seller, the Master
                  Servicer and others........................................................VI-1
Section 6.04.     Limitation on Resignation of Master Servicer...............................VI-2
Section 6.05.     Errors and Omissions Insurance; Fidelity Bonds.............................VI-2

                                                            ARTICLE VII.
                                               DEFAULT; TERMINATION OF MASTER SERVICER

Section 7.01.     Events of Default.........................................................VII-1
Section 7.02.     Trustee to Act; Appointment of Successor..................................VII-2
Section 7.03.     Notification to Certificateholders........................................VII-3

                                                            ARTICLE VIII.
                                                       CONCERNING THE TRUSTEE

Section 8.01.     Duties of Trustee........................................................VIII-1
Section 8.02.     Certain Matters Affecting the Trustee....................................VIII-2
Section 8.03.     Trustee Not Liable for Mortgage Loans....................................VIII-3
Section 8.04.     Trustee May Own Certificates.............................................VIII-3
Section 8.05.     Master Servicer to Pay Trustee's Fees and Expenses.......................VIII-3
Section 8.06.     Eligibility Requirements for Trustee.....................................VIII-4
Section 8.07.     Resignation and Removal of Trustee.......................................VIII-4
Section 8.08.     Successor Trustee........................................................VIII-5
Section 8.09.     Merger or Consolidation of Trustee.......................................VIII-6
Section 8.10.     Appointment of Co-Trustee or Separate Trustee............................VIII-6
Section 8.11.     Tax Matters..............................................................VIII-7

                                                             ARTICLE IX.
                                                             TERMINATION

Section 9.01.     Termination upon Liquidation or Repurchase of all Mortgage Loans...........IX-1
Section 9.02.     Final Distribution on the Certificates.....................................IX-1
Section 9.03.     Additional Termination Requirements........................................IX-3

                                                             ARTICLE X.
                                                      MISCELLANEOUS PROVISIONS

Section 10.01.    Amendment...................................................................X-1
Section 10.02.    Recordation of Agreement; Counterparts......................................X-2
Section 10.03.    Governing Law...............................................................X-2
Section 10.04.    Intention of Parties........................................................X-3
Section 10.05.    Notices.....................................................................X-3
Section 10.06.    Severability of Provisions..................................................X-4
Section 10.07.    Assignment..................................................................X-4
Section 10.08.    Limitation on Rights of Certificateholders..................................X-4
Section 10.09.    Inspection and Audit Rights.................................................X-5
Section 10.10.    Certificates Nonassessable and Fully Paid...................................X-6
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          POOLING AND SERVICING AGREEMENT, dated as of July 1, 1999, among BEAR
STEARNS ASSET BACKED SECURITIES, INC., a Delaware corporation, as depositor
(the "Depositor"), COUNTRYWIDE HOME LOANS, INC., a New York corporation (in its capacity as seller hereunder, the "Seller", and in its capacity as master servicer hereunder, the "Master Servicer"), and The Bank of New York, a New
York banking corporation, as trustee (the "Trustee").

                             PRELIMINARY STATEMENT

          The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. As provided herein, the Trustee shall elect that the Trust Fund be treated for Federal income tax purposes as four separate real estate mortgage investment conduits (each a "REMIC" or, in the alternative, "REMIC 1", "REMIC 2", "REMIC 3", and "REMIC 4", respectively, REMIC 4 also being referred to as the "Upper Tier REMIC." The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF, Class AV-1, Class MV-1, Class MV-2, Class BV, Class BF-IO, and Class BV-IO Certificates represent ownership of all of the regular interests in REMIC
4. The Class R-4 Interest represents the sole class of "residual interest" in REMIC 4 for purposes of the REMIC provisions. Each of the Class R-1, Class R-2, and Class R-3 Interests represent the sole class of residual interest in REMIC 1, REMIC 2, and REMIC 3, respectively, for purposes of the REMIC provisions. Under this Agreement, there are also three classes of uncertificated REMIC 1F regular interests issued (the Class T1-F1, Class T1-F2, Class T1-F3) three classes of uncertificated REMIC IV regular interests issued (Class T1-V1, Class T1-V2, and Class T1-V3 Interests), eight classes of uncertificated REMIC 2 regular interests issued (the Class T2-F1, Class T2-F2, Class T2-F3, Class T2-F4, Class T2-V1, Class T2-V2, Class T2-V3, and Class T2-V4 Interests), twenty-one classes of uncertificated REMIC 3 regular interests issued (the Class T3-F1, Class T3-F2, Class T3-F3, Class T3-F4, Class T3-F5, Class T3-F6, Class T3-F7, Class T3-F8, Class T3-F9, Class T3-F10, Class T3-F11, Class T3-F12, Class T3-F13, Class T3-V1, Class T3-V2, Class T3-V3, Class T3-V4, Class T3-V5, Class T3-V6, Class T3-V7 and Class T3-V8 Interests), and twenty-six classes of uncertificated REMIC 4 regular interests issued (Class T4-F1, Class T4-F2, Class T4-F3, Class T4-F4, Class T4-F5, Class T4-F6, Class T4-F7, Class T4-F8, Class T4-F9, Class T4-F10, Class T4-F11, Class T4-F12, Class T4-F13, Class T4-F14, Class T4-F15, Class T4-F16, Class T4-F17, Class T4-F18, Class T4-V1, Class T4-V2, Class T4-V3, Class T4-V4, Class T4-V5, Class T4-V6, Class T4-V7, and Class T4-V8 Interests). The REMIC 1F and REMIC 1V Regular Interests will be held as assets of REMIC 2, the REMIC 2 Regular Interests will be held as assets of REMIC 3, and the REMIC 3 Regular Interests will be held as assets of REMIC 4. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

          The Trust Fund shall be named, and may be referred to as, the "Bear Stearns Asset Backed Securities, Inc. Home Equity Loan Trust 1999-1" (including for purposes of any endorsement or assignment of a Mortgage Note or Mortgage).

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Seller and the Trustee agree as follows:



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                                   ARTICLE I.

                                  DEFINITIONS

          Section 1.01. Defined Terms.

          In addition to those defined terms defined in Section 1.02, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Accrual Period: With respect to the Fixed Rate Certificates and any Distribution Date, the calendar month immediately preceding such Distribution Date. With respect to the Adjustable Rate Certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day immediately preceding such Distribution Date. All calculations of interest on the Fixed Rate Certificates will be made on the basis of a 360-day year consisting of twelve 30-day months, and all calculations of interest on the Adjustable Rate Certificates will be made on the basis of the actual number of days elapsed in the related Accrual Period and in a 360 day year.

          Adjustable Net Rate: The weighted average Net Mortgage Rate for Adjustable Rate Mortgage Loans. For purposes of the definition of Adjustable Net Rate, all calculations of interest in respect of a Mortgage Loan at the Mortgage Rate less the related Servicing Fee Rate will be made on the basis of the actual number of days in the related Accrual Period and a 360 day year. The Adjustable Net Rate in respect of the first Distribution Date shall be 10.6938%.

          Adjustable Rate Carryover Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.09 in the name of the Trustee for the benefit of the Adjustable Rate Certificateholders and designated "The Bank of New York in trust for registered holders of Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 1999-1". Funds in the Adjustable Rate Carryover Reserve Fund shall be held in trust for the Adjustable Rate Certificateholders for the uses and purposes set forth in this Agreement.

          Adjustable Rate Certificate Carryover: With respect to any Distribution Date, an amount equal to the sum of (i) the Class AV-1 Interest Carryover Amount for such Distribution Date (if any), (ii) the Class MV-1 Interest Carryover Amount for such Distribution Date (if any), (iii) the Class MV-2 Interest Carryover Amount for such Distribution Date (if any) and (iv) the Class BV Interest Carryover Amount for such Distribution Date (if any); provided that when the term Adjustable Rate Certificate Carryover is used with respect to one Class of Adjustable Rate Certificates, it shall mean such carryover amount listed in clauses (i), (ii), (iii) or (iv), as applicable, with the same Class designation.

          Adjustable Rate Certificateholder: A holder of an Adjustable Rate Certificate.

          Adjustable Rate Certificate Principal Balance: The sum of the Class AV-1 Certificate Principal Balance, the Class MV-1 Certificate Principal Balance, the Class MV-2 Certificate Principal Balance and the Class BV Certificate Principal Balance.

          Adjustable Rate Certificates: Any of the Class AV-1, Class MV-1, Class MV-2, Class BV and/or Class BV-IO Certificates.

          Adjustable Rate Class A Certificate Principal Balance: The Class AV-1 Certificate Principal Balance.

          Adjustable Rate Class A Principal Distribution Amount: With respect to (i) any Distribution Date prior to the Adjustable Rate Stepdown Date, or any Distribution Date on which an Adjustable Rate Trigger Event has occurred, 100% of the Adjustable Rate Principal Distribution Amount for such Distribution Date and (ii) any Distribution Date on or after the Adjustable Rate Stepdown Date where an Adjustable Rate Trigger Event has not occurred, the excess of (A) the Adjustable Rate Class A Certificate Principal Balance immediately prior to such Distribution Date over (B) the lesser of (I) 60.50% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans on the immediately preceding Due Date and (II) the Stated Principal Balance of the Adjustable Rate Mortgage Loans on the immediately preceding Due Date less the OC Floor for the Adjustable Rate Mortgage Loans.

          Adjustable Rate Class B Principal Distribution Amount: With respect to any Distribution Date on or after the Adjustable Rate Stepdown Date and as long as an Adjustable Rate Trigger Event has not occurred and continuing, the excess of (i) the sum of (A) the Adjustable Rate Class A Certificate Principal Balance (after taking into account distribution of the Adjustable Rate Class A Principal Distribution Amount on such Distribution Date), (B) the Class MV-1 Certificate Principal Balance (after taking into account distribution of the Class MV-1 Principal Distribution Amount on such Distribution Date), (C) the Class MV-2 Certificate Principal Balance (after taking into account distribution of the Class MV-2 Principal Distribution Amount for such Distribution Date), and (D) the Class BV Certificate Principal Balance immediately prior to such Distribution Date over (ii) the lesser of (A) 94.50% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans on the preceding Due Date and (B) the Stated Principal Balance of the Adjustable Rate Mortgage Loans on the preceding Due Date less the OC Floor for the Adjustable Rate Mortgage Loans provided that after the Adjustable Rate Class A Certificate Principal Balance, the Class MV-1 Certificate Principal Balance and the Class MV-2 Certificate Principal Balance has been reduced to zero, the Adjustable Rate Class B Principal Distribution Amount for such Distribution Date will equal 100% of the Adjustable Rate Principal Distribution Amount for such Distribution Date.

          Adjustable Rate Excess Cashflow: With respect to any Distribution Date, the aggregate remaining amounts constituting Adjustable Rate Excess Cashflow for such Distribution Date pursuant to Sections 4.04(b)(v) and 4.04(e)(v).

          Adjustable Rate Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (i) the excess, if any, of the Adjustable Rate Specified Overcollateralization Amount for such Distribution Date over the Adjustable Rate Overcollateralization Amount for such Distribution Date (after giving effect to distributions of principal on the Adjustable Rate Certificates other than any Adjustable Rate Extra Principal Distribution Amount) and (ii) the sum of the Adjustable Rate Excess Cashflow and Fixed Rate Remainder Excess Cashflow for such Distribution Date available therefor in the priority set forth in Section 4.04.

          Adjustable Rate Interest Funds: With respect to Adjustable Rate Mortgage Loans and any Master Servicer Advance Date, the sum, without duplication, of (i) all scheduled interest collected during the related Due Period with respect to the Adjustable Rate Mortgage Loans less the related Servicing Fee, (ii) all Advances relating to interest with respect to the Adjustable Rate Mortgage Loans, (iii) all Compensating Interest with respect to the Adjustable Rate Mortgage Loans and (iv) Liquidation Proceeds with respect to the Adjustable Rate Mortgage Loans collected during the related Due Period (to the extent such Liquidation Proceeds relate to interest) less all Nonrecoverable Advances relating to interest reimbursed during the related Due Period.

          Adjustable Rate Mortgage Loans: The group of Mortgage Loans identified in the related Mortgage Loan Schedule as having a Mortgage Rate which is adjustable for the life of the related Mortgage, including any Mortgage Loans delivered in replacement thereof.

          Adjustable Rate Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the preceding due date over the Certificate Principal Balances of all Adjustable Rate Certificates on such date (after taking into account the payment of principal other than any Adjustable Rate Extra Principal Distribution Amount, on such Certificates on such Distribution Date).

          Adjustable Rate Principal Distribution Amount: With respect to each Distribution Date, the sum of (i) the Adjustable Rate Principal Funds for such Distribution Date and (ii) any Adjustable Rate Extra Principal Distribution Amount for such Distribution Date.

          Adjustable Rate Principal Funds: With respect to the Adjustable Rate Mortgage Loans, the sum, without duplication, of (i) the scheduled principal collected during the related Due Period or Advanced on or before the related Master Servicer Advance Date, (ii) prepayments collected during the related Prepayment Period, (iii) the Stated Principal Balance of each Adjustable Rate Mortgage Loan that was repurchased by the Seller or the Master Servicer, (iv) the aggregate of all Substitution Adjustment Amounts for the related Determination Date in connection with the substitution of Adjustable Rate Mortgage Loans pursuant to Section 2.03(c) and (v) all Liquidation Proceeds collected during the related Due Period (to the extent such Liquidation Proceeds relate to principal) less all Nonrecoverable Advances relating to principal reimbursed during the related Due Period.

          Adjustable Rate Remainder Excess Cashflow: With respect to any Distribution Date, the Adjustable Rate Excess Cashflow for such Distribution Date remaining after the applications set forth in Section 4.04(g)(i) through
(vii).

          Adjustable Rate Specified Overcollateralization Amount: Prior to the Adjustable Rate Stepdown Date, 2.75% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date, and on and after the Adjustable Rate Stepdown Date, 5.50% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the preceding Due Date, subject to a minimum amount equal to the OC Floor for the Adjustable Rate Mortgage Loans; provided that, if on any Distribution Date an Adjustable Rate Trigger Event has occurred, the Adjustable Rate Specified Overcollateralization Amount shall not be reduced to the applicable percentage of the then current Stated Principal Balance of the Adjustable Rate Mortgage Loans until the Distribution Date on which an Adjustable Rate Trigger Event no longer exists.

          Adjustable Rate Standard Rate: The lesser of (i) the sum of (A) One Month LIBOR plus (B) the Class BV Margin, and (ii) the Adjustable Net Rate for such Distribution Date.

          Adjustable Rate Stepdown Date: With respect to Adjustable Rate Certificates, the later to occur of (i) the Distribution Date in August 2002 or
(ii) the first Distribution Date on which the Adjustable Rate Class A Certificate Principal Balance is less than or equal to 60.50% of the Stated Principal Balance of Adjustable Rate Mortgage Loans as of the preceding Due Date.

          Adjustable Rate Subordinated Certificates: The Class MV-1, Class MV-2 and Class BV Certificates.

          Adjustable Rate Trigger Event: With respect to any Distribution Date after the Adjustable Rate Stepdown Date, (1) the product of (i) 2.5 times (ii) the quotient of (A) the Stated Principal Balance of all Adjustable Rate Mortgage Loans 60 or more days delinquent (including Adjustable Rate Mortgage Loans in foreclosure and REO Properties) and (B) the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the preceding Master Servicer Advance Date (2) equals or exceeds the Required Percentage.

          Adjustment Date: As to each Adjustable Rate Mortgage Loan, each date on which the related Mortgage Rate is subject to adjustment, as provided in the related Mortgage Note.

          Advance: The aggregate of the advances required to be made by the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such advances being equal to the sum of (A) the aggregate of payments of principal and interest (net of the Servicing Fees) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date and (B) with respect to each REO Property that has not been liquidated, an amount equal to the excess, if any, of (x) one month's interest (adjusted to the Net Mortgage Rate) on the Stated Principal Balance of the related Mortgage Loan over (y) the net monthly rental income (if any) from such REO Property deposited in the Certificate Account for such Distribution Date pursuant to Section 3.12, less the aggregate amount of any such delinquent payments that the Master Servicer has determined would constitute a Nonrecoverable Advance were an advance to be made with respect thereto.

          Agreement: This Pooling and Servicing Agreement and any and all amendments or supplements hereto made in accordance with the terms herein.

          Amount Held for Future Distribution: As to any Distribution Date, the aggregate amount held in the Certificate Account at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Due Date and (ii) Principal Prepayments and Liquidation Proceeds received in respect of such Mortgage Loans after the last day of the related Prepayment Period.

          Applied Realized Loss Amount: With respect to any Distribution Date, the sum of the Realized Losses with respect to the Mortgage Loans which are to be applied in reduction of the Certificate Principal Balance of the Certificates pursuant to this Agreement, which shall on any such Distribution Date equal the amount, if any, by which, (i) with respect to the Fixed Rate Certificates, the Fixed Rate Certificate Principal Balance (after all distributions of principal on such Distribution Date) exceeds the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the preceding Due Date, and (ii) with respect to the Adjustable Rate Certificates, the Adjustable Rate Certificate Principal Balance (after all distributions of principal on such Distribution Date) exceeds the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the preceding Due Date.

          Appraised Value: With respect to any Mortgage Loan originated in connection with a refinancing, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing or, with respect to any other Mortgage Loan, the lesser of (x) the appraised value of the Mortgaged Property based upon the appraisal made by a fee appraiser at the time of the origination of the related Mortgage Loan, and (y) the sales price of the Mortgaged Property at the time of such origination.

          Available Funds Cap: As of any Distribution Date with respect to the Adjustable Rate Certificates, a per annum rate equal to the quotient of (x) the total scheduled interest collected or Advanced on the Adjustable Rate Mortgage Loans based on the Mortgage Rates in effect on the related Due Date less the related Servicing Fee for such Distribution Date multiplied by 360 over the actual number of days in the Due Period, divided by (y) the Certificate Principal Balance of the Adjustable Rate Certificates.

          Bankruptcy Code: Title 11 of the United States Code.

          Book-Entry Certificates: Any of the Certificates that shall be registered in the name of the Depository or its nominee, the ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with the Depository (directly, as a "Depository Participant", or indirectly, as an indirect participant in accordance with the rules of the Depository and as described in Section 5.06). As of the Closing Date, each Class of Regular Certificates (other than the Class B-IO Certificates) constitutes a Class of Book-Entry Certificates.

          Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          Certificate: Any one of the certificates of any Class executed and authenticated by the Trustee in substantially the forms attached hereto as exhibits.

          Certificate Account: The separate Eligible Account created and initially maintained by the Master Servicer pursuant to Section 3.05(b) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of the Certificateholders and designated "Countrywide Home Loans, Inc. in trust for registered holders of Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 1999-1". Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Certificate Group: Either of the Fixed Rate Certificates or the Adjustable Rate Certificates.

          Certificate Owner: With respect to a Book-Entry Certificate, the person that is the beneficial owner of such Book-Entry Certificate.

          Certificate Principal Balance: As to any Certificate (other than any Class B-IO Certificates) and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.04, and (ii) any Applied Realized Loss Amounts allocated to such Certificate on previous Distribution Dates pursuant to (i) Section 4.04(l) for the Fixed Rate Certificates and (ii) Section 4.04(m) for the Adjustable Rate Certificates. References herein to the Certificate Principal Balance of a Class of Certificates or a Certificate Group shall mean the Certificate Principal Balances of all Certificates in such Class or all Certificates in such Certificate Group, as the case may be.

          Certificate Register: The register maintained pursuant to Section
5.02 hereof.

          Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register (initially, Cede & Co., as nominee for the Depository, in the case of any Class of Regular Certificates (other than the Class B-IO Certificates), except that solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Interests necessary to effect such consent has been obtained; provided that if any such Person (including the Depositor) owns 100% of the Voting Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          Class: All Certificates bearing the same Class designation as set forth in Section 5.01 hereof.

          Class AF-1 Certificate: Any Certificate designated as a "Class AF-1 Certificate" on the face thereof, in the form of Exhibit A-1 hereto, representing the right to distributions as set forth herein.

          Class AF-1 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-1 Certificates.

          Class AF-1 Current Interest: As of any Distribution Date, the interest accrued on the Class AF-1 Certificate Principal Balance during the related Accrual Period at the Class AF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-1 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class AF-1 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-1 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class AF-1 Pass-Through Rate for the related Accrual Period.

          Class AF-1 Pass-Through Rate: On any Distribution Date, 6.61% per annum.

          Class AF-2 Certificate: Any Certificate designated as a "Class AF-2 Certificate" on the face thereof, in the form of Exhibit A-2 hereto, representing the right to distributions as set forth herein.

          Class AF-2 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-2 Certificates.

          Class AF-2 Current Interest: As of any Distribution Date, the interest accrued on the Class AF-2 Certificate Principal Balance during the related Accrual Period at the Class AF-2 Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-2 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class AF-2 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-2 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class AF-2 Pass-Through Rate for the related Accrual Period.

          Class AF-2 Pass-Through Rate: On any Distribution Date, 7.04% per annum.

          Class AF-3 Certificate: Any Certificate designated as a "Class AF-3 Certificate" on the face thereof, in the form of Exhibit A-3 hereto, representing the right to distributions as set forth herein.

          Class AF-3 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-3 Certificates.

          Class AF-3 Current Interest: As of any Distribution Date, the interest accrued on the Class AF-3 Certificate Principal Balance during the related Accrual Period at the Class AF-3 Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-3 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class AF-3 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-3 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class AF-3 Pass-Through Rate for the related Accrual Period.

          Class AF-3 Pass-Through Rate: On any Distribution Date, 7.18% per annum.

          Class AF-4 Certificate: Any Certificate designated as a "Class AF-4 Certificate" on the face thereof, in the form of Exhibit A-4 hereto, representing the right to distributions as set forth herein.

          Class AF-4 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-4 Certificates.

          Class AF-4 Current Interest: As of any Distribution Date, the interest accrued on the Class AF-4 Certificate Principal Balance during the related Accrual Period at the Class AF-4 Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-4 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class AF-4 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-4 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class AF-4 Pass-Through Rate for the related Accrual Period.

          Class AF-4 Net Rate Carryover Amount: As of any Distribution Date on which the Class AF-4 Pass-Through Rate is based upon the Fixed Net Rate Cap, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class AF-4 Certificates is based upon the Fixed Net Rate Cap, the excess of (i) the amount of interest the Class AF-4 Certificates would otherwise be entitled to receive on such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Fixed Net Rate Cap, over (ii) the amount of interest payable on the Class AF-4 Certificates at the Fixed Net Rate Cap for such Distribution Date and (B) the Class AF-4 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04(h), together with interest thereon at the Pass-Through Rate (without giving effect to the Fixed Net Rate Cap).

          Class AF-4 Pass-Through Rate: On any Distribution Date, the lesser of
(i) 7.46% per annum and (ii) the Fixed Net Rate Cap.

          Class AF-5 Certificate: Any Certificate designated as a "Class AF-5 Certificate" on the face thereof, in the form of Exhibit A-5 hereto, representing the right to distributions as set forth herein.

          Class AF-5 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-5 Certificates.

          Class AF-5 Current Interest: As of any Distribution Date, the interest accrued on the Class AF-5 Certificate Principal Balance during the related Accrual Period at the Class AF-5 Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-5 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class AF-5 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-5 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class AF-5 Pass-Through Rate for the related Accrual Period.

          Class AF-5 Net Rate Carryover Amount: As of any Distribution Date on which the Class AF-5 Pass-Through Rate is based upon the Fixed Net Rate Cap, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class AF-5 Certificates is based upon the Fixed Net Rate Cap, the excess of (i) the amount of interest the Class AF-5 Certificates would otherwise be entitled to receive on such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Fixed Net Rate Cap, over (ii) the amount of interest payable on the Class AF-5 Certificates at the Fixed Net Rate Cap for such Distribution Date and (B) the Class AF-5 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04(h), together with interest thereon at the Pass-Through Rate (without giving effect to the Fixed Net Rate Cap).

          Class AF-5 Pass-Through Rate: On any Distribution Date on or prior to the Optional Termination Date, the lesser of (i) 7.77% per annum and (ii) the Fixed Net Rate Cap and, on any Distribution Date after the Optional Termination Date, the lesser of (i) 8.27% per annum and (ii) the Fixed Net Rate Cap.

          Class AF-6 Certificate: Any Certificate designated as a "Class AF-6 Certificate" on the face thereof, in the form of Exhibit A-6 hereto, representing the right to distributions as set forth herein.

          Class AF-6 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AF-6 Certificates.

          Class AF-6 Current Interest: As of any Distribution Date, the interest accrued on the Class AF-6 Certificate Principal Balance during the related Accrual Period at the Class AF-6 Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AF-6 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class AF-6 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class AF-6 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class AF-6 Pass-Through Rate for the related Accrual Period.

          Class AF-6 Net Rate Carryover Amount: As of any Distribution Date on which the Class AF-6 Pass-Through Rate is based upon Fixed Net Rate Cap, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class AF-6 Certificates is based upon the Fixed Net Rate Cap, the excess of (i) the amount of interest the Class AF-6 Certificates would otherwise be entitled to receive on such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Fixed Net Rate Cap, over (ii) the amount of interest payable on the Class AF-6 Certificates at the Fixed Net Rate Cap for such Distribution Date and (B) the Class AF-6 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04(h), together with interest thereon at the Pass-Through Rate (without giving effect to the Fixed Net Rate Cap).

          Class AF-6 Pass-Through Rate: On any Distribution Date on or prior to the Optional Termination Date, the lesser of (i) 7.40% per annum and (ii) the Fixed Net Rate Cap and, on any Distribution Date after the Optional Termination Date, the lesser of 7.90% per annum and (ii) the Fixed Net Rate Cap.

          Class AF-6 Principal Distribution Amount: As of any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the Certificate Principal Balance of the Class AF-6 Certificates on such Distribution Date and the denominator of which is the Fixed Rate Class A Certificate Principal Balance, (ii) the Fixed Rate Class A Principal Distribution Amount for such Distribution Date and (iii) the Class AF-6 PDA Factor for such Distribution Date.

          Class AF-6 PDA Factor: As of any Distribution Date set forth below, the percentage set forth across from such Distribution Date:

                      Distribution Date                            Percentage
         --------------------------------------------          ----------------
         August 1999-July 2002.................................         0%
         August 2002-July 2004.................................        45%
         August 2004-July 2005.................................        80%
         August 2005-July 2006.................................       100%
         August 2006 and thereafter............................       300%

          Class AV-1 Certificate: Any Certificate designated as a "Class AV-1 Certificate" on the face thereof, in the form of Exhibit A-11 hereto, representing the right to distributions as set forth herein.

          Class AV-1 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class AV-1 Certificates.

          Class AV-1 Interest Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class AV-1 Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest the Class AV-1 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class AV-1 Margin for such Distribution Date, up to the Weighted Maximum Rate Cap, over (ii) the amount of interest payable on the Class AV-1 Certificates at the Available Funds Cap for such Distribution Date and (B) the Class AV-1 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04(i), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class AV-1 Margin for such Distribution Date.

          Class AV-1 Current Interest: As of any Distribution Date, the interest accrued on the Class AV-1 Certificate Principal Balance during the related Accrual Period at the Class AV-1 Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class AV-1 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class AV-1 Current Interest with respect to prior Distribution Dates (excluding any Class AV-1 Interest Carryover Amount) over (b) the amount actually distributed to the Class AV-1 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class AV-1 Pass-Through Rate for the related Accrual Period.

          Class AV-1 Margin: As of any Distribution Date on or prior to the Optional Termination Date for the Adjustable Rate Certificates, 0.36% per annum and, as of any Distribution Date after such Optional Termination Date, 0.72% per annum.

          Class AV-1 Pass-Through Rate: For the first Distribution Date, 5.54% per annum. As of any Distribution Date thereafter, the least of (i) One-Month LIBOR plus the Class AV-1 Margin, (ii) the Weighted Maximum Rate Cap and (iii) the Available Funds Cap for such Distribution Date.

          Class B-IO Certificates: Either or both of the Class BF-IO Certificates and the Class BV-IO Certificates, as the context may require.

          Class BF Applied Realized Loss Amount: As of any Distribution Date, the sum of all Applied Realized Loss Amounts with respect to the Fixed Rate Mortgage Loans which have been applied to the reduction of the Certificate Principal Balance of the Class BF Certificates.

          Class BF Certificate: Any Certificate designated as a "Class BF Certificate" on the face thereof, in the form of Exhibit A-9 hereto, representing the right to distributions as set forth herein.

          Class BF Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class BF Certificates.

          Class BF Current Interest: As of any Distribution Date, the interest accrued on the Class BF Certificate Principal Balance during the related Accrual Period at the Class BF Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class BF Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class BF Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class BF Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class BF Pass-Through Rate for the related Accrual Period.

          Class BF Net Rate Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class BF Certificates is based upon the Fixed Net Rate Cap, the excess of (i) the amount of interest the Class BF Certificates would otherwise be entitled to receive on such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Fixed Net Rate Cap, over (ii) the amount of interest payable on the Class BF Certificates at the Fixed Net Rate Cap for such Distribution Date and (B) the Class BF Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04(h), together with interest thereon at the Pass-Through Rate (without giving effect to the Fixed Net Rate Cap).

          Class BF Pass-Through Rate: On any Distribution Date on or prior to the Optional Termination Date, the lesser of (i) 8.50% per annum and (ii) the Fixed Net Rate Cap and, on any Distribution Date after the Optional Termination Date, the lesser of (i) 9.00% per annum and (ii) the Fixed Net Rate Cap.

          Class BF Unpaid Realized Loss Amount: As of any Distribution Date, the excess of (i) the Class BF Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class BF Applied Realized Loss Amount on all previous Distribution Dates.

          Class BF-IO Certificates: Any Certificate designated as a "Class BF-IO Certificate" on the face thereof, in the form of Exhibit A-10 hereto, representing ownership of the Class T4-F10, Class T4-F11, Class T4-F12, Class T4-F13, Class T4-F14 Interests, Class T4-F15, Class T4-F16, Class T4-F17 and Class T4-F18.

          Class BF-IO Distributable Amount: With respect to any Distribution Date, the sum of the amounts distributable on the Class T4-F10, Class T4-F11, Class T4-F12, Class T4-F13, Class T4-F14 Interests, Class T4-F14 Interests, Class T4-F15, Class T4-F16, Class T4-F17 and Class T4-F18.

          Class BV Applied Realized Loss Amount: As of any Distribution Date, the sum of all Applied Realized Loss Amounts with respect to the Adjustable Rate Mortgage Loans which have been applied to the reduction of the Certificate Principal Balance of the Class BV Certificates.

          Class BV Certificate: Any Certificate designated as a "Class BV Certificate" on the face thereof, in the form of Exhibit A-14 hereto, representing the right to distributions as set forth herein.

          Class BV Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class BV Certificates.

          Class BV Current Interest: As of any Distribution Date, the interest accrued on the Class BV Certificate Principal Balance during the related Accrual Period at the Class BV Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class BV Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class BV Current Interest with respect to prior Distribution Dates (excluding any Class BV Interest Carryover Amount) over (b) the amount actually distributed to the Class BV Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class BV Pass-Through Rate for the related Accrual Period.

          Class BV Interest Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class BV Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest the Class BV Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class BV Margin for such Distribution Date, up to the Weighted Maximum Rate Cap, over (ii) the amount of interest payable on the Class BV Certificates at the Available Funds Cap for such Distribution Date and (B) the Class BV Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04(i), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class BV Margin for such Distribution Date.

          Class BV Margin: For any Distribution Date on or prior to the Optional Termination Date for the Adjustable Rate Certificates, 3.50% per annum and, as of any Distribution Date after such Optional Termination Date, 5.25% per annum.

          Class BV Pass-Through Rate: For the first Distribution Date, 8.68% per annum. As of any Distribution Date thereafter, the least of (i) One-Month LIBOR plus the Class BV Margin, (ii) the Weighted Maximum Rate Cap and (iii) the Available Funds Cap for such Distribution Date.

          Class BV Unpaid Realized Loss Amount: As of any Distribution Date, the excess of (i) the Class BV Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class BV Applied Realized Loss Amounts on all previous Distribution Dates.

          Class BV-IO Certificates: Any Certificate designated as a "Class BV-IO Certificate" on the face thereof, in the form of Exhibit A-15 hereto, representing ownership of the Class T4-V5, Class T4-V6, Class T4-V7, and Class T4-V8 Interests.

          Class BV-IO Distributable Amount: With respect to any Distribution Date, the aggregate of the amounts distributable on the Class T4-V5, Class T4-V6, Class T4-V7, and Class T4-V8 Interests.

          Class MF-1 Applied Realized Loss Amount: As of any Distribution Date, the sum of all Applied Realized Loss Amounts with respect to the Fixed Rate Mortgage Loans which have been applied to the reduction of the Certificate Principal Balance of the Class MF-1 Certificates.

          Class MF-1 Certificate: Any Certificate designated as a "Class MF-1 Certificate" on the face thereof, in the form of Exhibit A-7 hereto, representing the right to distributions as set forth herein.

          Class MF-1 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class MF-1 Certificates.

          Class MF-1 Current Interest: As of any Distribution Date, the interest accrued on the Class MF-1 Certificate Principal Balance during the related Accrual Period at the Class MF-1 Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class MF-1 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class MF-1 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class MF-1 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class MF-1 Pass-Through Rate for the related Accrual Period.

          Class MF-1 Net Rate Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class MF-1 Certificates is based upon the Fixed Net Rate Cap, the excess of (i) the amount of interest the Class MF-1 Certificates would otherwise be entitled to receive on such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Fixed Net Rate Cap, over (ii) the amount of interest payable on the Class MF-1 Certificates at the Fixed Net Rate Cap for such Distribution Date and (B) the Class MF-1 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04(h), together with interest thereon at the Pass-Through Rate (without giving effect to the Fixed Net Rate Cap).

          Class MF-1 Pass-Through Rate: On any Distribution Date on or prior to the Optional Termination Date, the lesser of (i) 7.76% per annum and (ii) the Fixed Net Rate Cap and, on any Distribution Date after the Optional Termination Date, the lesser of (i) 8.26% per annum and (ii) the Fixed Net Rate Cap.

          Class MF-1 Principal Distribution Amount: With respect to any Distribution Date on or after the Fixed Rate Stepdown Date, 100% of the Fixed Rate Principal Distribution Amount for such Distribution Date if the Fixed Rate Class A Certificate Principal Balance has been reduced to zero and a Fixed Rate Trigger Event has occurred and is continuing, or, if any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 or Class AF-6 Certificates are still outstanding and as long as a Fixed Rate Trigger Event has not occurred and is not continuing, the excess of (i) the sum of (A) the Fixed Rate Class A Certificate Principal Balance (after taking into account distributions of the Fixed Rate Class A Principal Distribution Amount on such Distribution Date) and
(B) the Class MF-1 Certificate Principal Balance immediately prior to such Distribution Date over (ii) the lesser of (A) 80.00% of the Stated Principal Balance of the Fixed Rate Mortgage Loans on the preceding Due Date and (B) the Stated Principal Balance of the Fixed Rate Mortgage Loans on the preceding Due Date less the OC Floor for the Fixed Rate Mortgage Loans.

          Class MF-1 Unpaid Realized Loss Amount: As of any Distribution Date, the excess of (i) the Class MF-1 Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class MF-1 Applied Realized Loss Amount on all previous Distribution Dates.

          Class MF-2 Applied Realized Loss Amount: As of any Distribution Date, the sum of all Applied Realized Loss Amounts with respect to the Fixed Rate Mortgage Loans which have been applied to the reduction of the Certificate Principal Balance of the Class MF-2 Certificates.

          Class MF-2 Certificate: Any Certificate designated as a "Class MF-2 Certificate" on the face thereof, in the form of Exhibit A-8 hereto, representing the right to distributions as set forth herein.

          Class MF-2 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class MF-2 Certificates.

          Class MF-2 Current Interest: As of any Distribution Date, the interest accrued on the Class MF-2 Certificate Principal Balance during the related Accrual Period at the Class MF-2 Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class MF-2 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class MF-2 Current Interest with respect to prior Distribution Dates over (b) the amount actually distributed to the Class MF-2 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class MF-2 Pass-Through Rate for the related Accrual Period.

          Class MF-2 Net Rate Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class MF-2 Certificates is based upon the Fixed Net Rate Cap, the excess of (i) the amount of interest the Class MF-2 Certificates would otherwise be entitled to receive on such Distribution Date had the Pass-Through Rate for that Class not been determined based on the Fixed Net Rate Cap, over (ii) the amount of interest payable on the Class MF-2 Certificates at the Fixed Net Rate Cap for such Distribution Date and (B) the Class MF-2 Net Rate Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04(h), together with interest thereon at the Pass-Through Rate (without giving effect to the Fixed Net Rate Cap).

          Class MF-2 Pass-Through Rate: On any Distribution Date on or prior to the Optional Termination Date, the lesser of (i) 8.37% per annum and (ii) the Fixed Net Rate Cap and, on any Distribution Date after the Optional Termination Date, the lesser of (i) 8.87% per annum and (ii) the Fixed Net Rate Cap.

          Class MF-2 Principal Distribution Amount: With respect to any Distribution Date on or after the Fixed Rate Stepdown Date, 100% of the Fixed Rate Principal Distribution Amount for such Distribution Date if the Fixed Rate Class A Certificate Principal Balance and the Class MF-1 Certificate Principal Balance have been reduced to zero and a Fixed Rate Trigger Event has occurred and is continuing, or, if any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6 or Class MF-1 Certificates are still outstanding and as long as a Fixed Rate Trigger Event has not occurred and is not continuing, the excess of (i) the sum of (A) the Fixed Rate Class A Certificate Principal Balance (after taking into account distributions of the Fixed Rate Class A Principal Distribution Amount on such Distribution Date), (B) the Class MF-1 Certificate Principal Balance (after taking into account distributions of the Class MF-1 Principal Distribution Amount on such Distribution Date) and (C) the Class MF-2 Certificate Principal Balance immediately prior to such Distribution Date over (ii) the lesser of (A) 88.00% of the Stated Principal Balance of the Fixed Rate Mortgage Loans on the preceding Due Date and (B) the Stated Principal Balance of the Fixed Rate Mortgage Loans on the preceding Due Date less the OC Floor for the Fixed Rate Mortgage Loans.

          Class MF-2 Unpaid Realized Loss Amount: As of any Distribution Date, the excess of (i) the Class MF-2 Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class MF-2 Applied Realized Loss Amount on all previous Distribution Dates.

          Class MV-1 Applied Realized Loss Amount: As of any Distribution Date, the sum of all Realized Losses with respect to the Adjustable Rate Mortgage Loans which have been applied to the reduction of the Certificate Principal Balance of the Class MV-1 Certificates.

          Class MV-1 Certificate: Any Certificate designated as a "Class MV-1 Certificate" on the face thereof, in the form of Exhibit A-12 hereto, representing the right to distributions as set forth herein.

          Class MV-1 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class MV-1 Certificates.

          Class MV-1 Current Interest: As of any Distribution Date, the interest accrued on the Class MV Certificate Principal Balance during the related Accrual Period at the Class MV Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class MV-1 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class MV-1 Current Interest with respect to prior Distribution Dates (excluding any Class MV-1 Interest Carryover Amount) over (b) the amount actually distributed to the Class MV-1 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class MV-1 Pass-Through Rate for the related Accrual Period.

          Class MV-1 Interest Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class MV-1 Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest the Class MV-1 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class MV-1 Margin for such Distribution Date, up to the Weighted Maximum Rate Cap, over (ii) the amount of interest payable on the Class MV-1 Certificates at the Available Funds Cap for such Distribution Date and (B) the Class MV-1 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04(i), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class MV-1 Margin for such Distribution Date.

          Class MV-1 Margin: As of any Distribution Date on or prior to the Optional Termination Date for the Adjustable Rate Certificates, 0.65% per annum and, as of any Distribution Date after such Optional Termination Date, 0.975% per annum.

          Class MV-1 Pass-Through Rate: For the first Distribution Date, 5.83% per annum. As of any Distribution Date thereafter, the least of (i) One-Month LIBOR plus the Class MV-1 Margin, (ii) the Weighted Maximum Rate Cap and (iii) the Available Funds Cap for such Distribution Date.

          Class MV-1 Principal Distribution Amount: With respect to any Distribution Date on or after the Adjustable Rate Stepdown Date, 100% of the Adjustable Rate Principal Distribution Amount for such Distribution Date if the Adjustable Rate Class A Certificate Principal Balance has been reduced to zero and an Adjustable Rate Trigger Event has occurred and is continuing, or, if any of the Class AV-1 Certificates are still outstanding and as long as an Adjustable Rate Trigger Event has not occurred and is not continuing, the excess of (i) the sum of (A) the Adjustable Rate Class A Certificate Principal Balance (after taking into account distributions of the Adjustable Rate Class A Principal Distribution Amount on such Distribution Date) and (B) the Class MV-1 Certificate Principal Balance immediately prior to such Distribution Date over
(ii) the lesser of (A) 74.50% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans on the preceding Due Date and (B) the Stated Principal Balance of the Adjustable Rate Mortgage Loans on the preceding Due Date less the OC Floor for the Adjustable Rate Mortgage Loans.

          Class MV-1 Unpaid Realized Loss Amount: As of any Distribution Date, the excess of (i) the Class MV-1 Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class MV-1 Applied Realized Loss Amounts on all previous Distribution Dates.

          Class MV-2 Applied Realized Loss Amount: As of any Distribution Date, the sum of all Realized Losses with respect to the Adjustable Rate Mortgage Loans which have been applied to the reduction of the Certificate Principal Balance of the Class MV-2 Certificates.

          Class MV-2 Certificate: Any Certificate designated as a "Class MV-2 Certificate" on the face thereof, in the form of Exhibit A-13 hereto, representing the right to distributions as set forth herein.

          Class MV-2 Certificate Principal Balance: As of any date of determination, the Certificate Principal Balance of the Class MV-2 Certificates.

          Class MV-2 Current Interest: As of any Distribution Date, the interest accrued on the Class MV-2 Certificate Principal Balance during the related Accrual Period at the Class MV-2 Pass-Through Rate plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Class MV-2 Interest Carryforward Amount: As of any Distribution Date, the sum of (i) the excess of (a) the Class MV-2 Current Interest with respect to prior Distribution Dates (excluding any Class MV-2 Interest Carryover Amount) over (b) the amount actually distributed to the Class MV-2 Certificates with respect to interest and (ii) interest thereon (to the extent permitted by applicable law) at the Class MV-2 Pass-Through Rate for the related Accrual Period.

          Class MV-2 Interest Carryover Amount: As of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class MV-2 Certificates is based upon the Available Funds Cap, the excess of (i) the amount of interest the Class MV-2 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Class MV-2 Margin for such Distribution Date, up to the Weighted Maximum Rate Cap, over (ii) the amount of interest payable on the Class MV-2 Certificates at the Available Funds Cap for such Distribution Date and (B) the Class MV-2 Interest Carryover Amount for all previous Distribution Dates not previously paid pursuant to Section 4.04(i), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Class MV-2 Margin for such Distribution Date.

          Class MV-2 Margin: As of any Distribution Date on or prior to the Optional Termination Date for the Adjustable Rate Certificates, 1.30% per annum and, as of any Distribution Date after such Optional Termination Date, 1.95% per annum.

          Class MV-2 Pass-Through Rate: For the first Distribution Date, 6.476% per annum. As of any Distribution Date thereafter, the least of (i) One-Month LIBOR plus the Class MV-2 Margin, (ii) the Weighted Maximum Rate Cap and (iii) the Available Funds Cap for such Distribution Date.

          Class MV-2 Principal Distribution Amount: With respect to any Distribution Date on or after the Adjustable Rate Stepdown Date, 100% of the Adjustable Rate Principal Distribution Amount for such Distribution Date if the Adjustable Rate Class A Certificate Principal Balance and the Class MV-1 Certificate Principal Balance have been reduced to zero and an Adjustable Rate Trigger Event has occurred and is continuing, or, if any of the Class AV-1 or Class MV-1 Certificates are still outstanding and as long as an Adjustable Rate Trigger Event has not occurred and is not continuing, the excess of (i) the sum of (A) the Adjustable Rate Class A Certificate Principal Balance (after taking into account distributions of the Adjustable Rate Class A Principal Distribution Amount on such Distribution Date), (B) the Class MV-1 Certificate Principal Balance (after taking into account distributions of the Class MV-1 Principal Distribution Amount on such Distribution Date) and (C) the Class MV-2 Certificate Principal Balance immediately prior to such Distribution Date over
(ii) the lesser of (A) 83.50% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans on the preceding Due Date and (B) the Stated Principal Balance of the Adjustable Rate Mortgage Loans on the preceding Due Date less the OC Floor for the Adjustable Rate Mortgage Loans.

          Class MV-2 Unpaid Realized Loss Amount: As of any Distribution Date, the excess of (i) the Class MV-2 Applied Realized Loss Amount over (ii) the sum of all distributions in reduction of the Class MV-2 Applied Realized Loss Amounts on all previous Distribution Dates.

          Class R Certificate: Any one of the Class R Certificates executed and authenticated by the Trustee in substantially the form set forth in Exhibits D and E hereto, and evidencing ownership of the Class R-1F, R-1V, Class R-2, Class R-3, and Class R-4 Interests.

          Closing Date: July 30, 1999.

          Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

          Combined Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the sum of (x) the original principal balance of the related Mortgage Loan and (y) the outstanding principal balance at the date of origination of the Mortgage Loan of any senior mortgage loan, or in the case of an open-ended senior mortgage loan (if any), the maximum available line of credit with respect to such mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the Mortgage Loan, and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Compensating Interest: With respect to any Mortgage Loan, an amount equal to one-half of the Servicing Fee, to be applied to the interest portion of a Prepayment Interest Shortfall on such Mortgage Loan pursuant to Section
4.02 hereof.

          Corresponding Certificate: With respect to each REMIC 4 Regular Interest, the Certificate that evidences ownership of that REMIC 4 Regular Interest.

          Corporate Trust Office: The designated office of the Trustee in the State of New York where at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, 12E, New York, New York 10286 (Attention: Corporate Trust MBS Administration), telephone: (212) 815-2793, facsimile: (212) 815-5309.

          Cut-off Date: July 1, 1999.

          Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the calendar day immediately preceding the Cut-off Date after application of all payments of principal due prior to the Cut-off Date, whether or not received, and all Principal Prepayments received prior to the Cut-Off Date, but without giving effect to any installments of principal received in respect of Due Dates on and after the Cut-off Date.

          Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan that became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any other reduction that results in a permanent forgiveness of principal.

          Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court that is final and non-appealable in a proceeding under the Bankruptcy Code.

          Definitive Certificates: As defined in Section 5.06.

          Delay Delivery Mortgage Loans: The Mortgage Loans identified on the schedule of Mortgage Loans hereto set forth on Exhibit F-2 hereof for which all or a portion of a related Mortgage File is not delivered to Trustee on the Closing Date. The number of Delay Delivery Mortgage Loans shall not exceed 50% of the aggregate number of Mortgage Loans as of the Closing Date.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Replacement Mortgage Loan.

          Delinquent: A Mortgage Loan is "delinquent" if any payment due thereon is not made pursuant to the terms of such Mortgage Loan by the close of business on the day such payment is scheduled to be due. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

          Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Principal Balance of this Certificate".

          Depositor: Bear Stearns Asset Backed Securities, Inc., a Delaware corporation, or its successor in interest.

          Depository: The initial Depository shall be The Depository Trust Company ("DTC"), the nominee of which is Cede & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall initially be the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

          Depository Agreement: With respect to the Class of Book-Entry Certificates, the agreement among the Depositor, the Trustee and the initial Depository, dated as of the Closing Date, substantially in the form of Exhibit O.

          Depository Participant: A broker, dealer, bank or other financial institution or other person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date: With respect to any Distribution Date, the 15th day of the month of such Distribution Date or, if such 15th day is not a Business Day, the immediately preceding Business Day.

          Distribution Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.05 in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 1999-1". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Distribution Account Deposit Date: As to any Distribution Date, 1:00 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in June 1999.

          Due Date: With respect to any Distribution Date, the first day of the month in which the related Distribution Date occurs.

          Due Period: With respect to any Distribution Date, the period beginning on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs (or, in the case of the first Distribution Date, beginning on the Cut-off Date) and ending on the Due Date in the month in which such Distribution Date occurs.

          Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, so long as Moody's is not a Rating Agency) are rated by each Rating Agency (or, if Fitch does not provide such a rating, by S&P in lieu of Fitch) in one of its two highest long-term and its highest short-term rating categories respectively, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or
(iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

          ERISA: The Employee Retirement Income Security Act of 1974, as amended.

          ERISA Restricted Certificate: Each of the Class MF-1, Class MF-2, Class BF, Class MV-1, Class MV-2, Class BV, Class B-IO and Class R Certificates.

          Event of Default: As defined in Section 7.01 hereof.

          Excess Proceeds: With respect to any Liquidated Loan, any Liquidation Proceeds that are in excess of the sum of (i) the unpaid principal balance of such Liquidated Loan as of the date of such liquidation plus (ii) interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders (and not reimbursed to the Master Servicer) up to the Due Date in the month in which such Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Loan outstanding during each Due Period as to which such interest was not paid or advanced.

          Extra Master Servicing Fee: The Extra Master Servicing Fee payable pursuant to Sections 4.07 hereof.

          FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

          FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

          Fitch: Fitch IBCA, Inc.

          5/25 Mortgage Loan: A Mortgage Loan having a Mortgage Rate that is fixed for 60 months after origination thereof before such Mortgage Rate becomes subject to adjustment.

          Fixed Net Rate: The weighted average Net Mortgage Rate for Fixed Rate Mortgage Loans. The Fixed Net Rate in respect of the first Distribution Date shall be 9.209%.

          Fixed Net Rate Cap: As of any Distribution Date with respect to the Fixed Rate Certificates, a per annum rate equal to the weighted average Mortgage Rate on the Fixed Rate Mortgage Loans less the related Servicing Fee for such Distribution Date.

          Fixed Net Rate Carryover: With respect to any Distribution Date, an amount equal to the sum of (i) the Class AF-1 Net Rate Carryover Amount for such Distribution Date (if any), (ii) the Class AF-2 Net Rate Carryover Amount for such Distribution Date (if any), (iii) the Class AF-3 Net Rate Carryover Amount for such Distribution Date (if any), (iv) the Class AF-4 Net Rate Carryover Amount for such Distribution Date (if any), (v) the Class AF-5 Net Rate Carryover Amount for such Distribution Date (if any), (vi) the Class AF-6 Net Rate Carryover Amount for such Distribution Date (if any); (vii) the Class MF-1 Net Rate Carryover Amount for such Distribution Date (if any), (viii) the Class MF-2 Net Rate Carryover Amount for such Distribution Date (if any) and
(ix) the Class BF Net Rate Carryover Amount for such Distribution Date (if any); provided that when the term Fixed Net Rate Carryover is used with respect to one Class of Fixed Rate Certificates, it shall mean such carryover amount listed in clauses (i), (ii), (iii), (iv), (v), (vi) or (vii) as applicable, with the same Class designation.

          Fixed Rate Carryover Reserve Fund: The separate Eligible Account created and initially maintained by the Trustee pursuant to Section 4.08 in the name of the Trustee for the benefit of the Fixed Rate Certificateholders and designated "The Bank of New York in trust for registered holders of Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 1999-1". Funds in the Fixed Rate Carryover Reserve Fund shall be held in trust for the Fixed Rate Certificateholders for the uses and purposes set forth in this Agreement.

          Fixed Rate Certificateholder: A holder of a Fixed Rate Certificate.

          Fixed Rate Certificate Principal Balance: The sum of the Class AF-1 Certificate Principal Balance, the Class AF-2 Certificate Principal Balance, the Class AF-3 Certificate Principal Balance, the Class AF-4 Certificate Principal Balance, the Class AF-5 Certificate Principal Balance, the Class AF-6 Certificate Principal Balance, the Class MF-1 Certificate Principal Balance, the Class MF-2 Certificate Principal Balance and the Class BF Certificate Principal Balances.

          Fixed Rate Certificates: Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF and/or Class BF-IO Certificates.

          Fixed Rate Class A Certificate Principal Balance: The sum of the Class AF-1 Certificate Principal Balance, the Class AF-2 Certificate Principal Balance, the Class AF-3 Certificate Principal Balance, the Class AF-4 Certificate Principal Balance, the Class AF-5 Certificate Principal Balance and the Class AF-6 Certificate Principal Balance.

          Fixed Rate Class A Certificates: Any of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and/or Class AF-6 Certificates.

          Fixed Rate Class A Current Interest: Any one or more of the following (as the context requires): Class AF-1 Current Interest, Class AF-2 Current Interest, Class AF-3 Current Interest, Class AF-4 Current Interest, Class AF-5 Current Interest, and/or Class AF-6 Current Interest.

          Fixed Rate Class A Interest Carryforward Amount: Any one or more of the following (as the context requires): Class AF-1 Interest Carryforward Amount, Class AF-2 Interest Carryforward Amount, Class AF-3 Interest Carryforward Amount, Class AF-4 Interest Carryforward Amount, Class AF-5 Interest Carryforward Amount and/or Class AF-6 Interest Carryforward Amount.

          Fixed Rate Class A Principal Distribution Amount: With respect to (i) any Distribution Date prior to the Fixed Rate Stepdown Date, or any Distribution Date on which a Fixed Rate Trigger Event has occurred, 100% of the Fixed Rate Principal Distribution Amount for such Distribution Date and (ii) any Distribution Date on or after the Fixed Rate Stepdown Date where a Fixed Rate Trigger Event has not occurred, the excess of (A) the Fixed Rate Class A Certificate Principal Balance immediately prior to such Distribution Date over
(B) the lesser of (I) 69.50% of the Stated Principal Balance of the Fixed Rate Mortgage Loans on the preceding Due Date and (II) the Stated Principal Balance of the Fixed Rate Mortgage Loans on the preceding Due Date less the OC Floor for the Fixed Rate Mortgage Loans.

          Fixed Rate Class B Principal Distribution Amount: With respect to any Distribution Date on or after the Fixed Rate Stepdown Date and as long as a Fixed Rate Trigger Event has not occurred and continuing, the excess of (i) the sum of (A) the Fixed Rate Class A Certificate Principal Balance (after taking into account distribution of the Fixed Rate Class A Principal Distribution Amount on such Distribution Date), (B) the Class MF-1 Certificate Principal Balance (after taking into account distribution of the Class MF-1 Distribution Amount on such Distribution Date), (C) the Class MF-2 Certificate Principal Balance (after taking into account distribution of the Class MF-2 Principal Distribution Amount for such Distribution Date), and (D) the Class BF Certificate Principal Balance immediately prior to such Distribution Date over
(ii) the lesser of (A) 95.50% of the Stated Principal Balance of the Fixed Rate Mortgage Loans on the preceding Due Date and (B) the Stated Principal Balance of the Fixed Rate Mortgage Loans on the preceding Due Date less the OC Floor for the Fixed Rate Mortgage Loans; provided that after the Fixed Rate Class A Certificate Principal Balance, the Class MF-1 Certificate Principal Balance and the Class MF-2 Certificate Principal Balance has been reduced to zero, the Fixed Rate Class B Principal Distribution Amount for such Distribution Date will equal 100% of the Fixed Rate Principal Distribution Amount for such Distribution Date.

          Fixed Rate Excess Cashflow: With respect to any Distribution Date, the aggregate remaining amounts constituting Fixed Rate Excess Cashflow for such Distribution Date pursuant to Sections 4.04(a)(v) and 4.04(c)(v).

          Fixed Rate Extra Principal Distribution Amount: With respect to any Distribution Date, the lesser of (i) the excess, if any, of the Fixed Rate Specified Overcollateralization Amount for such Distribution Date over the Fixed Rate Overcollateralization Amount for such Distribution Date (after giving effect to distributions of principal on the Fixed Rate Certificates other than any Fixed Rate Extra Principal Distribution Amount) and (ii) the sum of the Fixed Rate Excess Cashflow and Adjustable Rate Remainder Excess Cashflow for such Distribution Date available therefor in the priority set forth in
Section 4.04.

          Fixed Rate Interest Funds: With respect to Fixed Rate Mortgage Loans and any Master Servicer Advance Date, the sum, without duplication, of (i) all scheduled interest collected during the related Due Period with respect to the Fixed Rate Mortgage Loans less the Servicing Fee, (ii) all Advances relating to interest with respect to the Fixed Rate Mortgage Loans, (iii) all Compensating Interest with respect to the Fixed Rate Mortgage Loans and (iv) Liquidation Proceeds with respect to the Fixed Rate Mortgage Loans collected during the related Due Period (to the extent such Liquidation Proceeds relate to interest) less all Nonrecoverable Advances relating to interest reimbursed during the related Due Period.

          Fixed Rate Mortgage Loans: The group of Mortgage Loans identified in the related Mortgage Loan Schedule as having a Mortgage Rate which is fixed for the life of the related Mortgage, including any Mortgage Loans delivered in replacement thereof.

          Fixed Rate Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the preceding Due Date over the Certificate Principal Balances of all Fixed Rate Certificates on such date (after taking into account the payment of principal other than any Fixed Rate Extra Principal Distribution Amount, on such Certificates on such Distribution
Date).

          Fixed Rate Principal Distribution Amount: With respect to each Distribution Date, the sum of (i) the Fixed Rate Principal Funds for such Distribution Date and (ii) any Fixed Rate Extra Principal Distribution Amount for such Distribution Date.

          Fixed Rate Principal Funds: With respect to the Fixed Rate Mortgage Loans, the sum, without duplication, of (i) the scheduled principal collected during the related Due Period or Advanced on or before the related Master Servicer Advance Date, (ii) prepayments collected during the related Prepayment Period, (iii) the Stated Principal Balance of each Fixed Rate Mortgage Loan that was repurchased by the Seller or the Master Servicer, (iv) the aggregate of all Substitution Adjustment Amounts for the related Determination Date in connection with the substitution of Fixed Rate Mortgage Loans pursuant to
Section 2.03(c) and (v) all Liquidation Proceeds collected during the related Due Period (to the extent such Liquidation Proceeds relate to principal) less all Nonrecoverable Advances relating to principal reimbursed during the related Due Period.

          Fixed Rate Remainder Excess Cashflow: With respect to any Distribution Date, the Fixed Rate Excess Cashflow for such Distribution Date remaining after the applications set forth in Section 4.04(f)(i) through (vii).

          Fixed Rate Specified Overcollateralization Amount: Prior to the Fixed Rate Stepdown Date, 2.25% of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date, and on and after the Fixed Rate Stepdown Date, 4.50% of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the preceding Due Date, subject to a minimum amount equal to the applicable OC Floor; provided that, if on any Distribution Date a Fixed Rate Trigger Event has occurred, the Fixed Rate Specified Overcollateralization Amount shall not be reduced to the applicable percentage of the then current Stated Principal Balance of the Fixed Rate Mortgage Loans until the Distribution Date on which a Fixed Rate Trigger Event no longer exists.

          Fixed Rate Standard Rate: The lesser of 8.50% and the Fixed Net Rate.

          Fixed Rate Stepdown Date: With respect to the Fixed Rate Certificates, the later to occur of (i) the Distribution Date in August 2002 or
(ii) the first Distribution Date on which the Fixed Rate Class A Certificate Principal Balance is less than or equal to 69.50% of the Stated Principal Balances of the Fixed Rate Mortgage Loans as of the preceding Due Date.

          Fixed Rate Subordinated Certificates: The Class MF-1, MF-2 and Class BF Certificates.

          Fixed Rate Trigger Event: With respect to any Distribution Date after the Fixed Rate Stepdown Date, (1) the product of (i) two times (ii) the quotient of (A) the Stated Principal Balance of all Fixed Rate Mortgage Loans 60 or more days delinquent (including Fixed Rate Mortgage Loans in foreclosure and REO Properties) and (B) the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the preceding Master Servicer Advance Date (2) equals or exceeds the Required Percentage.

          FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Gross Margin: The percentage set forth in the related Mortgage Note for the Adjustable Rate Mortgage Loans to be added to the Index for use in determining the Mortgage Rate on each Adjustment Date, and which is set forth in the Mortgage Loan Schedule for the Adjustable Rate Mortgage Loans.

          Index: As to any Adjustable Rate Mortgage Loan on any Adjustment Date related thereto, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index in general being either (i) the average of the London interbank offered rates for six-month U.S. dollar deposits in the London market, as set forth in The Wall Street Journal, or, if the Index ceases to be published in The Wall Street Journal or becomes unavailable for any reason, then the Index shall be a new index selected by the Trustee, as holder of the Mortgage Note, based on comparable information or
(ii) is the weekly average yield on United States Treasury securities adjusted to a constant maturity of one year, as made available by the Board of Governors of the Federal Reserve System, in the case of both (i) and (ii) above as most recently announced as of a date 45 days prior to such Adjustment Date. The Master Servicer hereby agrees that should the Index become unavailable, the Master Servicer, on behalf of the Trustee, will select a new index that is based upon comparable information.

          Initial Adjustment Date: As to any Adjustable Rate Mortgage Loan, the first Adjustment Date following the origination of such Mortgage Loan.

          Initial Certificate Account Deposit: An amount equal to the aggregate of all amounts in respect of (i) principal of the Mortgage Loans due on or after the Cut-off Date and received by the Master Servicer before the Closing Date and not applied in computing the Cut-off Date Principal Balance thereof and (ii) interest on the Mortgage Loans due on and after the Cut-off Date and received by the Master Servicer before the Closing Date.

          Initial Certificate Principal Balance: With respect to any Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

          Initial Mortgage Rate: As to each Mortgage Loan, the Mortgage Rate in effect prior to the Initial Adjustment Date.

          Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect with respect to such Mortgage Loan, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Insurance Policy or any other insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, the Master Servicer or the trustee under the deed of trust and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

          Interest Determination Date: With respect to the Adjustable Rate Certificates for the first Accrual Period, July 28, 1999. With respect to the Adjustable Rate Certificates and any Accrual Period thereafter, the second LIBOR Business Day preceding the commencement of such Accrual Period.

          Interest Rate Cap Agreement: The interest rate cap contract referred to in the last paragraph of Section 8.11 and all related provisions of this Agreement.

          Latest Possible Maturity Date: The Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan in the Trust Fund having the latest scheduled maturity date as of the Cut-off Date.

          LIBOR Business Day: Any day on which banks in the City of London, England and New York City, U.S.A. are open and conducting transactions in foreign currency and exchange.

          Liquidated Loan: With respect to any Distribution Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the Master Servicer has certified (in accordance with Section 3.12) in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

          Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Advances, Servicing Fees and Servicing Advances.

          Loan Group: Either of the Fixed Rate Mortgage Loans or the Adjustable Rate Mortgage Loans.

          Loan-to-Value Ratio: The fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Master Servicer Advance Date: As to any Distribution Date, 1:00 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          Master Servicer: Countrywide Home Loans, Inc., a New York corporation, and its successors and assigns, in its capacity as master servicer hereunder.

          Maximum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note.

          Minimum Mortgage Rate: With respect to each Adjustable Rate Mortgage Loan, the minimum rate of interest set forth as such in the related Mortgage Note.

          Monthly Statement: The statement delivered to the Certificateholders pursuant to Section 4.05.

          Moody's: Moody's Investors Service, Inc.

          Mortgage: The mortgage, deed of trust or other instrument creating a first lien on or first priority ownership interest, or creating a second lien on or second priority ownership interest, as applicable, in an estate in fee simple in real property securing a Mortgage Note.

          Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loans: Such of the Fixed Rate Mortgage Loans and Adjustable Rate Mortgage Loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. Any mortgage loan that was intended by the parties hereto to be transferred to the Trust Fund as indicated by such Mortgage Loan Schedule which is in fact not so transferred for any reason including, without limitation, a breach of the representation contained in
Section 2.03(b)(v) hereof, shall continue to be a Mortgage Loan hereunder until the Purchase Price with respect thereto has been paid to the Trust Fund.

          Mortgage Loan Repurchase Price: The price, calculated as set forth in
Section 9.01, to be paid in connection with the repurchase of the Mortgage Loans pursuant to Section 9.01.

          Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Master Servicer to reflect the deletion of Deleted Mortgage Loans and the addition of Replacement Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Exhibit F-1, setting forth the following information with respect to each Mortgage Loan:

          (i)  the loan number;

         (ii)  [Reserved];

        (iii)  the Appraised Value;

         (iv)  the Initial Mortgage Rate;

          (v)  the maturity date;

         (vi)  the original principal balance;

        (vii)  the Cut-off Date Principal Balance;

        (viii) the first payment date of the Mortgage Loan;

        (ix) the Scheduled Payment in effect as of the Cut-off Date;

        (x) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as applicable, at origination;

        (xi) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

        (xii) a code indicating whether the residential dwelling is either (a) a detached single family dwelling (b) a condominium unit or (c) a two- to four-unit residential property;

        (xiii) with respect to each Adjustable Rate Mortgage Loan;

               (a)      the frequency of each Adjustment Date;

               (b)      the next Adjustment Date;
               (c)      the Maximum Mortgage Rate;

               (d)      the Minimum Mortgage Rate;

               (e)      the Mortgage Rate as of the Cut-off Date;

               (f)      the related Periodic Rate Cap;

               (g)      the Gross Margin; and

               (h)      the purpose of the Mortgage Loan.

Such schedule shall also set forth the total of the amounts described under
(vii) above for all of the Mortgage Loans.

          Mortgage Note: The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

          Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

          Mortgage Rate: The annual rate of interest borne by a Mortgage Note from time to time.

          Mortgaged Property: The underlying property securing a Mortgage Loan.

          Mortgagor: The obligors on a Mortgage Note.

          Net Excess Spread: With respect to any Distribution Date and Certificate Group, a fraction, expressed as a percentage, the numerator of which is equal to the excess of (x) the aggregate Stated Principal Balance of the then outstanding Mortgage Loans (after giving effect to distributions of principal of the Certificates on such Distribution Date) in the related Loan Group times the related Net Rate with respect to such Loan Group over (y) the sum of the Interest Distribution Amount for such Distribution Date and Certificate Group, and the denominator of which is an amount equal to (1) the aggregate Stated Principal Balance (after giving effect to distributions of principal of the Certificates on such Distribution Date) of the then outstanding Mortgage Loans in the related Loan Group multiplied by (2) the actual number of days elapsed in the related Interest Accrual Period divided by 360.

          Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the Servicing Fee Rate.

          Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

          Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made by the Master Servicer that, in the good faith judgment of the Master Servicer, will not or, in the case of a current delinquency, would not, be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          OC Floor: : For (i) the Adjustable Rate Mortgage Loans, 0.50% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date and (ii) the Fixed Rate Mortgage Loans, 0.50% of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date.

          Officer's Certificate: A certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the assistant treasurers or assistant secretaries of the Depositor or the Master Servicer (or any other officer customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with a particular subject) or (ii), if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor, the Seller and the Trustee, as the case may be, as required by this Agreement.

          One-Month LIBOR: With respect to any Accrual Period, the rate determined by the Trustee on the related Interest Determination Date on the basis of the rate for U.S. dollar deposits for one month that appears on Telerate Screen Page 3750 as of 11:00 a.m. (London time) on such Interest Determination Date; provided that the parties hereto acknowledge that One-Month LIBOR calculated for the first Accrual Period shall equal 5.18% per annum. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying One-Month LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate. If no such quotations can be obtained by the Trustee and no Reference Bank Rate is available, One-Month LIBOR will be One-Month LIBOR applicable to the preceding Accrual Period.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor or the Master Servicer, reasonably acceptable to each addressee of such opinion; provided that with respect to Section 6.04 or 10.01, or the interpretation or application of the REMIC Provisions, such counsel must
(i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Termination: The termination of either Loan Group created hereunder pursuant to the purchase of the related Mortgage Loans pursuant to the last sentence of Section 9.01 hereof.

          Optional Termination Date: With respect to either Loan Group, the Distribution Date on which the Stated Principal Balance of the Mortgage Loans in such Loan Group is equal to or less than 10% of the Stated Principal Balance of the Mortgage Loans in such Loan Group as of the Cut-off Date.

          Original Mortgage Loan: The mortgage loan refinanced in connection with the origination of a Refinancing Mortgage Loan.

          Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Master Servicer or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Master Servicer.

          OTS: The Office of Thrift Supervision.

          Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

               (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

               (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Mortgage Loan: As of any Distribution Date, a Mortgage Loan with a Stated Principal Balance greater than zero that was not the subject of a Principal Prepayment in full, and that did not become a Liquidated Loan, prior to the end of the related Prepayment Period.

          Ownership Interest: As to any Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Pass-Through Rate: With respect to the Class AF-1 Certificates, the Class AF-1 Pass-Through Rate; with respect to the Class AF-2 Certificates, the Class AF-2 Pass-Through Rate; with respect to the Class AF-3 Certificates, the Class AF-3 Pass-Through Rate; with respect to the Class AF-4 Certificates, the Class AF-4 Pass-Through Rate; with respect to the Class AF-5 Certificates, the Class AF-5 Pass-Through Rate; with respect to the Class AF-6 Certificates, the Class AF-6 Pass-Through Rate; with respect to the Class AV-1 Certificates, the Class AV-1 Pass-Through Rate; with respect to the Class MF-1 Certificates, the Class MF-1 Pass-Through Rate; with respect to the Class MF-2 Certificates, the Class MF-2 Pass-Through Rate; with respect to the Class MV-1 Certificates, the Class MV-1 Pass-Through Rate; with respect to the Class MV-2 Certificates, the Class MV-2 Pass-Through Rate; with respect to the Class BF Certificates, the Class BF Pass-Through Rate; and with respect to the Class BV Certificates, the Class BV Pass-Through Rate.

          Percentage Interest: With respect to:

               (i) any Class, the percentage interest in the undivided beneficial ownership interest in the related Certificate Group evidenced by such Class which shall be equal to the Class Certificate Principal Balance of such Class divided by the Class Principal Balance of all Classes in such Certificate Group; and

               (ii) any Certificate, the Percentage Interest evidenced thereby of the related Class shall equal the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of such Class.

          Periodic Rate Cap: As to each Adjustable Rate Mortgage Loan and the related Mortgage Note, the provision therein that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date to not more than one and one-half percentage points, except that the Initial Adjustment Dates for certain of the 2/28 Mortgage Loans, 3/27 Mortgage Loans and 5/25 Mortgage Loans are subject to a provision that limits permissible increases and decreases in the Mortgage Rates as provided in the related Mortgage Notes.

          Permitted Investments: At any time, any one or more of the following obligations and securities:

               (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

               (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency (or, if Fitch does not provide such a rating, by S&P in lieu of Fitch), or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

               (iii) [Reserved];

               (iv) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency (or, if Fitch does not provide such a rating, by S&P in lieu of Fitch), or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

               (v) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each such Rating Agency for such securities (or, if Fitch does not provide such a rating, by S&P in lieu of Fitch), or such lower ratings as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency;

               (vi) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

               (vii) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any such Rating Agency;

               (viii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

               (ix) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long term ratings of each Rating Agency (except (x) if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities any (y) if Fitch does not provide such a rating, of S&P in lieu of Fitch), or such lower rating as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

               (x) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable long term rating by each Rating Agency (or, if Fitch does not provide such a rating, by S&P in lieu of Fitch) or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency;

               (xi) short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency (or, if Fitch does not provide such a rating, by S&P in lieu of Fitch) in their respective highest applicable rating category or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by each Rating Agency; and

               (xii) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any Rating Agency, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or (iii) is purchased at a deep discount; provided further that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (vii) above); provided further that no amount beneficially owned by any REMIC (including, without limitation, any amounts collected by the Master Servicer but not yet deposited in the Certificate Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless the Master Servicer shall receive an Opinion of Counsel, at the expense of Master Servicer, to the effect that such investment will not adversely affect the status of any such REMIC as a REMIC under the Code or result in imposition of a tax on any such REMIC. Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

          Permitted Transferee: Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in Section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Prepayment Assumption: The applicable rate of prepayment, as described in the Prospectus Supplement relating to the Certificates in a Certificate Group.

          Prepayment Interest Excess: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a Principal Prepayment during the period from the second day through the fifteenth day of the month of such Distribution Date, any payment of interest received in connection therewith (net of any applicable Servicing Fee) representing interest accrued for any portion of such month of receipt.

          Prepayment Interest Shortfall: With respect to any Distribution Date, for each Mortgage Loan that was the subject of a partial Principal Prepayment, a Principal Prepayment in full, or that became a Liquidated Loan during the period from the sixteenth day of the month preceding such Distribution Date through the first day of the month in which such Distribution Date occurs, or in the case of the first Distribution Date, from the Cut-off Date through and including the fifteenth day of the month of such Distribution Date, (other than a Principal Prepayment in full resulting from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 3.12 or 9.01 hereof), the amount, if any, by which (i) one month's interest at the applicable Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan immediately prior to such prepayment (or liquidation) or in the case of a partial Principal Prepayment on the amount of such prepayment (or liquidation proceeds) exceeds (ii) the amount of interest paid or collected in connection with such Principal Prepayment or such liquidation proceeds.

          Prepayment Period: As to any Distribution Date, the time period beginning with the opening of business on the sixteenth day of the calendar month preceding the month in which such Distribution Date occurs (or, with respect to the first Distribution Date, the period from the Cut-off Date) and ending on the close of business on the fifteenth day of the month in which such Distribution Date occurs.

          Principal Prepayment: Any Mortgagor payment or other recovery of (or proceeds with respect to) principal on a Mortgage Loan (including loans purchased or repurchased under Sections 2.02, 2.03, 2.04, 3.12 and 9.01 hereof) that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

          Prospectus Supplement: The Prospectus Supplement dated July 23, 1999 relating to the public offering of the Fixed Rate Certificates and the Adjustable Rate Certificates offered thereby.

          PUD: A Planned Unit Development.

          Purchase Price: With respect to any Mortgage Loan (x) required to be repurchased by the Seller or purchased by (1) the Master Servicer, as applicable, pursuant to Section 2.02, 2.03 or 3.12 hereof or (2) the Depositor pursuant to Section 2.04 hereof or (y) that the Master Servicer has a right to purchase pursuant to Section 3.12 hereof, an amount equal to the sum of (i) 100% of the unpaid principal balance (or, if such purchase or repurchase, as the case may be, is effected by the Seller (and the Seller is the Master Servicer) or by the Master Servicer, the Stated Principal Balance) of the Mortgage Loan as of the date of such purchase and (ii) accrued interest thereon at the applicable Mortgage Rate (or, if such purchase or repurchase, as the case may be, is effected by the Seller (and the Seller is the Master Servicer) or by the Master Servicer, at the Net Mortgage Rate) from (a) the date through which interest was last paid by the Mortgagor (or, if such purchase or repurchase, as the case may be, is effected by the Seller (and the Seller is the Master Servicer) or by the Master Servicer, the date through which interest was last advanced and not reimbursed by the Master Servicer) to (b) the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

          Rating Agency: Moody's and Fitch. If any such organization or its successor is no longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

          Realized Loss: With respect to each Liquidated Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of such Liquidated Loan as of the date of such liquidation, minus (ii) the Liquidation Proceeds, if any, received in connection with such liquidation during the month in which such liquidation occurs, to the extent applied as recoveries of principal of the Liquidated Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, (i) if the value of the related Mortgaged Property was reduced below the principal balance of the related Mortgage Note, the amount by which the value of the Mortgaged Property was reduced below the principal balance of the related Mortgage Note, and (ii) if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation plus any reduction in the interest component of the Scheduled Payments. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the related Scheduled Payment was reduced.

          Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

          Reference Bank Rate: With respect to any Accrual Period, the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the outstanding balance of the Adjustable Rate Certificates on such Interest Determination Date, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the outstanding balance of the Adjustable Rate Certificates on such Interest Determination Date.

          Reference Banks: Barclays Bank PLC, Bankers Trust and NatWest, N.A., provided that if any of the foregoing banks are not suitable to serve as a Reference Bank, then any leading banks selected by the Trustee which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) not controlling, under the control of or under common control with the Depositor or any affiliate thereof and (iii) which have been designated as such by the Trustee.

          Refinancing Mortgage Loan: Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

          Regular Certificate: Any one of the Fixed Rate Certificates and the Adjustable Rate Certificates.

          Remittance Report: As defined in Section 4.04(n).

          REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Replacement Mortgage Loan: A Mortgage Loan substituted by the Seller for a Deleted Mortgage Loan, which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit N, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not less than 90% of the Stated Principal Balance of the Deleted Mortgage Loan;
(ii) with respect to any Fixed Rate Mortgage Loan, have a Mortgage Rate not less than or no more than 1% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan:
(a) have a Maximum Mortgage Rate no more than 1% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan; (b) have a Minimum Mortgage Rate no more than 1% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan; (c) have the same Index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; and (d) not permit conversion of the related Mortgage Rate to a fixed Mortgage Rate; (iii) have the same or higher credit quality characteristics than that of the Deleted Mortgage Loan; (iv) be accruing interest at a rate not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (v) have a Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as applicable, no higher than that of the Deleted Mortgage Loan; (vi) have a remaining term to maturity no greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (vii) not permit conversion of the Mortgage Rate from a fixed rate to a variable rate or visa versa; (viii) provide for a prepayment charge on terms substantially similar to those of the prepayment charge, if any, of the Deleted Mortgage Loan; (ix) have the same lien priority as the Deleted Mortgage Loan; (x) constitute the same occupancy type as the Deleted Mortgage Loan; and (xi) comply with each representation and warranty set forth in
Section 2.03 hereof.

          Request for Release: The Request for Release submitted by the Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

          Required Adjustable Rate Carryover Reserve Fund Deposit: With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the excess of (i) the product of 0.50% and the aggregate Stated Principal Balance of the Adjustable Rate Mortgage Loans over (ii) the amount of funds on deposit in the Adjustable Rate Carryover Reserve Fund prior to deposits thereto on such Distribution Date. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, the excess of (i) $5,000 over
(ii) the amount of funds on deposit in the Adjustable Rate Carryover Reserve Fund prior to deposits thereto on such Distribution Date.

          Required Fixed Rate Carryover Reserve Fund Deposit: With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the excess of (i) the product of 0.50% and the aggregate Stated Principle Balance of the Fixed Rate Mortgage Loans over (ii) the amount of funds on deposit in the Fixed Rate Carryover Reserve Fund prior to deposits thereto on such Distribution Date. With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, the excess of (i) $5,000 over
(ii) the amount of funds on deposit in the Fixed Rate Carryover Reserve Fund prior to deposits thereto on such Distribution Date.

          Required Percentage: With respect to: (i) the Fixed Rate Trigger Event and any Distribution Date after the Fixed Rate Stepdown Date, is equal to the quotient of (x) the excess of (I) the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the preceding Due Date over (II) the Certificate Principal Balance of the most senior Class of the Fixed Rate Certificates outstanding as of the preceding Master Servicer Advance Date (provided that the Certificate Principal Balance of the most senior Class of Fixed Rate Certificates shall mean the Fixed Rate Class A Certificate Principal Balance until such principal balance is reduced to zero) and (y) the Stated Principal Balance of the Fixed Rate Mortgage Loans; and (ii) the Adjustable Rate Trigger Event and any Distribution Date after the Adjustable Rate Stepdown Date, is equal to the quotient of (x) the excess of (I) the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of as of the preceding Due Date over (II) the Certificate Principal Balance of the most senior Class of the Adjustable Rate Certificates outstanding as of the preceding Master Servicer Advance Date and (y) the Stated Principal Balance of the Adjustable Rate Mortgage Loans outstanding.

          Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

          Responsible Officer: When used with respect to the Trustee, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan.

          Securities Act: The Securities Act of 1933, as amended.

          Seller: Countrywide Home Loans, Inc., a New York corporation, and its successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations hereunder, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.10.

          Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan or, in the event of any payment of interest that accompanies a Principal Prepayment in full made by the Mortgagor, interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

          Servicing Fee Rate: With respect to each Mortgage Loan, 0.50% per annum.

          Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

          Stated Principal Balance: With respect to any Mortgage Loan or related REO Property (i) as of the Cut-off Date and each day thereafter to and including the first Distribution Date, the Cut-off Date Principal Balance thereof, and (ii) as of any Distribution Date after the first Distribution Date, such Cut-off Date Principal Balance minus the sum of (a) the principal portion of the Scheduled Payments (x) due with respect to such Mortgage Loan during each Due Period ending prior to the immediately preceding Distribution Date and (y) that were received by the Master Servicer as of the close of business on the Determination Date related to such preceding Distribution Date or with respect to which Advances were made on each Master Servicer Advance Date prior to such preceding Distribution Date and (b) all Principal Prepayments with respect to such Mortgage Loan received prior to the preceding Prepayment Period, and all Liquidation Proceeds to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.12 with respect to such Mortgage Loan, that were received by the Master Servicer as of the close of business on the Determination Date related to such preceding Distribution Date. The Stated Principal Balance of any Mortgage Loan immediately following a given Distribution Date shall be deemed to equal the Stated Principal Balance of such Mortgage Loan as of the immediately following Distribution Date, and, in particular, the Stated Principal Balance of any Mortgage Loan that becomes a Liquidated Loan will be zero immediately following the Distribution Date following the Prepayment Period in which such Mortgage Loan becomes a Liquidated Loan. References herein to the Stated Principal Balance of a Loan Group at any time shall mean the aggregate Stated Principal Balance of all Mortgage Loans in such Loan Group at such time.

          Subservicer: As defined in Section 3.02(a).

          Subservicing Agreement: As defined in Section 3.02(c).

          Substitution Adjustment Amount: The meaning ascribed to such term pursuant to Section 2.03(c).

          Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(c), the excess of (x) the principal balance of the Mortgage Loan that is substituted for, over (y) the principal balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

          Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F-4(d) and temporary Treasury regulation ss. 301.6231(a)(7)-1T. Initially, this person shall be the Trustee.

          Tax Matters Person Class R Certificate: A Class R Certificate designated as the Tax Matters Person Class R Certificate and evidencing 0.001% Percentage Interest of the Class R Certificates.

          3/27 Mortgage Loan: A Mortgage Loan having a Mortgage Rate that is fixed for 36 months after origination thereof before such Mortgage Rate becomes subject to adjustment.

          Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

          Transfer Affidavit: As defined in Section 5.02(c).

          Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto on and after the Cut-off Date to the extent not applied in computing the Cut-off Date Principal Balance thereof, exclusive of interest not required to be deposited in the Certificate Account pursuant to Section 3.05(b)(ii); (ii) the Certificate Account, the Distribution Account, the Fixed Rate Carryover Reserve Fund and the Adjustable Rate Carryover Reserve Fund and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed in lieu of foreclosure or otherwise; (iv) the mortgagee's rights under the Insurance Policies with respect to the Mortgage Loan; and (v) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          Trustee: The Bank of New York, a New York banking corporation, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, and any corporation or national banking association resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee as may from time to time be serving as successor trustee hereunder.

          2/28 Mortgage Loan: A Mortgage Loan having a Mortgage Rate that is fixed for 24 months after origination thereof before such Mortgage Rate becomes subject to adjustment.

          Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificates for purposes of the voting provisions hereunder. Voting Rights allocated to each Class of Certificates shall be allocated 95% to the Fixed Rate Certificates and Adjustable Rate Certificates (other than the Class B-IO Certificates), and 5% to the Class B-IO Certificates and the Class R Certificates, with the allocation among the Fixed Rate Certificates and Adjustable Rate Certificates to be in proportion to the Certificate Principal Balance of each Class relative to the Certificate Principal Balance of all other such Classes, and with the allocation among the Class BF-IO, Class BV-IO and Class R Certificates being two-fifths, two-fifths and one-fifth, respectively. Voting Rights will be allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

          Weighted Maximum Rate Cap: As of any Distribution Date, a rate equal to (i) the weighted average of the Maximum Mortgage Rates on the Adjustable Rate Mortgage Loans on such Distribution Date multiplied by 360 over the actual number of days in the Due Period minus (ii) the Servicing Fee Rate.

          Section 1.02. Certain REMIC-Related Defined Terms.

          In addition to those defined terms defined in Section 1.01, whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Adjustable Rate Adjusted Overcollateralization Amount: For any Distribution Date, the excess of (c) the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the preceding Due Date over (d) the aggregate principal balance of the Class T3-V1, Class T3-V2, Class T3-V3, and the Class T3-V4 Interests.

          Adjustable Rate Adjusted Overcollateralization Release Amount: For any Distribution Date, the lesser of the (a) the Adjustable Rate Principal Distribution Amount with respect to the Adjustable Rate Mortgage Loans, and (b) the amount, if any, by which the Adjustable Rate Adjusted Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the Adjustable Rate Principal Distribution Amount for such date is applied on such date in reduction of the principal balances of the Class T3-V1, Class T3-V2, Class T3-V3, and Class T3-V4 Interests, exceeds the Adjustable Rate Specified Overcollateralization Amount.

          Class R-1F Interest: The uncertificated residual interest in REMIC
1F.

          Class R-1V Interest: The uncertificated residual interest in REMIC
1V.

          Class R-2 Interest: The uncertificated residual interest in REMIC 2.

          Class R-3 Interest: The uncertificated residual interest in REMIC 3.

          Class R-4 Interest: The uncertificated residual interest in REMIC 4.

          Class T1-F1 Interest: A regular interest in REMIC 1F that is held as an asset of REMIC 2, that has an initial principal balance equal to 98% of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Fixed Rate Net Rate, and that has such other terms as are described in Section 4.06.

          Class T1-F2 Interest: A regular interest in REMIC 1F that is held as an asset of REMIC 2, that has an initial principal balance equal to 1% of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Fixed Rate Net Rate, and that has such other terms as are described in Section 4.06.

          Class T1-F3 Interest: A regular interest in REMIC 1F that is held as an asset of REMIC 2, that has an initial principal balance equal to 1% of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Fixed Rate Net Rate, and that has such other terms as are described in Section 4.06.

          Class T1-V1 Interest: A regular interest in REMIC 1V that is held as an asset of REMIC 2, that has an initial principal balance equal to 98% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Adjustable Net Rate, and that has such other terms as are described in Section 4.06.

          Class T1-V2 Interest: A regular interest in REMIC 1V that is held as an asset of REMIC 2, that has an initial principal balance equal to 1% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Adjustable Net Rate, and that has such other terms as are described in Section 4.06.

          Class T1-V3 Interest: A regular interest in REMIC 1V that is held as an asset of REMIC 2, that has an initial principal balance equal to 1% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Adjustable Net Rate, and that has such other terms as are described in Section 4.06.

          Class T2-F1 Interest: A regular interest in REMIC 2 that is held as an asset of REMIC 3, that has an initial principal balance equal to 98% of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Fixed Rate Net Rate, and has such other terms as are described in Section 4.06.

          Class T2-F2 Interest: A regular interest in REMIC 2 that is held as an asset of REMIC 3, that has an initial principal balance equal to 1% of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Fixed Rate Standard Rate, and has such other terms as are described in Section 4.06.

          Class T2-F3 Interest: A regular interest in REMIC 2 that is held as an asset of REMIC 3, that has an initial principal balance equal to 1% of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Fixed Rate Net Rate, and has such other terms as are described in Section 4.06.

          Class T2-F4 Interest: A regular interest in REMIC 2 that is held as an asset of REMIC 3, that is entitled to 100% of the interest accruals on the Class T1-F2 Interest in excess of interest accruals on the Class T2-F2 Interest, and that has such other terms as are described in Section 4.06. The Class T2-F4 interest shall not have a principal balance.

          Class T2-V1 Interest: A regular interest in REMIC 2 that is held as an asset of REMIC 3, that has an initial principal balance equal to 98% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Adjustable Net Rate, and that has such other terms as are described in Section 4.06.

          Class T2-V2 Interest: A regular interest in REMIC 2 that is held as an asset of REMIC 3, that has an initial principal balance equal to 1% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Adjustable Rate Standard Rate, and that has such other terms as are described in Section 4.06.

          Class T2-V3 Interest: A regular interest in REMIC 2 that is held as an asset of REMIC 3, that has an initial principal balance equal to 1% of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date, that bears interest at a per annum rate equal to the Adjustable Net Rate, and that has such other terms as are described in Section 4.06.

          Class T2-V4 Interest: A regular interest in REMIC 2 that is held as an asset of REMIC 3, that is entitled to 100% of the interest accruals on the Class T1-V2 Interest in excess of interest accruals on the Class T2-V2 Interests, and that has such other terms as are described in Section 4.06. The Class T2-F4 interest shall not have a principal balance.

          Class T3-F1 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4, that has an initial principal balance of $49,806,000, that bears interest at a rate equal to the Fixed Rate Standard Rate, and that has such other terms as are described in Section 4.06.

          Class T3-F2 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4, that has an initial principal balance of $12,734,000, that bears interest at a rate equal to the Fixed Rate Standard Rate, and that has such other terms as are described in Section 4.06.

          Class T3-F3 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4, that has an initial principal balance of $19,803,000, that bears interest at a rate equal to the Fixed Rate Standard Rate, and that has such other terms as are described in Section 4.06.

          Class T3-F4 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4, that has an initial principal balance of $9,950,000, that bears interest at a rate equal to the Fixed Rate Standard Rate, and that has such other terms as are described in Section 4.06.

          Class T3-F5 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4, that has an initial principal balance of $9,199,000, that bears interest at a rate equal to the Fixed Rate Standard Rate, and that has such other terms as are described in Section 4.06.

          Class T3-F6 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4, that has an initial principal balance of $8,880,000, that bears interest at a rate equal to the Fixed Rate Standard Rate, and that has such other terms as are described in Section 4.06.

          Class T3-F7 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4, that has an initial principal balance of $6,660,000, that bears interest at a rate equal to the Fixed Rate Standard Rate, and that has such other terms as are described in Section 4.06.

          Class T3-F8 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4, that has an initial principal balance of $5,075,000, that bears interest at a rate equal to the Fixed Rate Standard Rate, and that has such other terms as are described in Section 4.06.

          Class T3-F9 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4, that has an initial principal balance of $4,757,000, that bears interest at a rate equal to the Fixed Rate Standard Rate, and that has such other terms as are described in Section 4.06.

          Class T3-F10 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4 that has such terms as are described in Section 4.06.

          Class T3-F10 Distributable Amount: With respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T3-F10 Notional Balance immediately before such distribution date, and (iii) the Class T3-F10 Pass-Through Rate.

          Class T3-F10 Notional Balance: A notional principal balance equal as of any date to the sum of the principal balances of the Class T2-F1 and T2-F3 interests for such date.

          Class T3-F10 Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to (i) the excess of the Fixed Rate Net Rate for such date over (ii) the product of two and a fraction, the numerator of which is the product of (x) the Fixed Rate Standard Rate and (y) the principal balance of the Class T2-F2 Interest immediately prior to such Distribution Date, and the denominator of which is the sum of the principal balances of the Class T2-F2 and T2-F3 Interests immediately before such Distribution Date.

          Class T3-F11 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4 that has such terms as are described in Section 4.06.

          Class T3-F11 Distributable Amount: With respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T3-F11 Notional Balance immediately before such Distribution Date, and (iii) the Class T3-F11 Pass-Through Rate.

          Class T3-F11 Notional Balance: A notional principal balance equal as of any date to the principal balance of the Class T2-F2 interest for such date.

          Class T3-F11 Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to (i) the excess of the Fixed Rate Standard Rate over (ii) the product of two and a fraction, the numerator of which is the product of (x) the Fixed Rate Standard Rate and (y) the Class T2-F2 Interest immediately prior to such Distribution Date, and the denominator of which is the sum of the principal balances of the Class T2-F2 and T2-F3 Interests immediately before such Distribution Date.

          Class T3-F12 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4 that is entitled to receive 100% of the amounts distributable with respect to the Class T2-F4 Interest, and has such terms as are described in
Section 4.06.

          Class T3-F13 Interest: A regular interest in REMIC 3 that is held as an asset of REMIC 4 that will exist and have a principal balance to the extent of the excess of (i) the aggregate Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date over (ii) the aggregate Certificate Principal Balance of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2 and Class BF Certificates on the Closing Date. The Class T3-F13 Interest will bear interest at the Fixed Rate Standard Rate. Interest on the Class T3-F13 Interest will accrue and be paid with principal on the Class T3-F13 Interest following the reduction of the Certificate Principal Balances of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF Certificates to zero.

          Class T3-V1 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4 that has an initial principal balance of $142,420,000 and bears interest at a rate equal to the Adjustable Rate Standard Rate.

          Class T3-V2 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4 that has an initial principal balance of $12,011,000 bears interest at a rate equal to the Adjustable Rate Standard Rate.

          Class T3-V3 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4 that has an initial principal balance of $7,722,000 and bears interest at a rate equal to the Adjustable Rate Standard Rate.

          Class T3-V4 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4 that has an initial principal balance of $9,437,000 and bears interest at a rate equal to the Adjustable Rate Standard Rate.

          Class T3-V5 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4 that has such terms as are described in Section 4.06.

          Class T3-V5 Distributable Amount: With respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T3-V5 Notional Balance, and (iii) the Class T3-V5 Pass-Through Rate.

          Class T3-V5 Notional Balance: A notional principal balance equal as of any date to the sum of the principal balances of the Class T2-V1 and T2-V3 Interests for such date.

          Class T3-V5 Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the excess of (i) the Adjustable Net Rate for such date over (ii) the product of two and a fraction, the numerator of which is the product of (x) the Adjustable Rate Standard Rate and (y) the principal balance of the Class T2-V2 Interest immediately prior to such Distribution Date, and the denominator of which is the sum of the principal balances of the Class T2-V2 and Class T2-V3 Interests immediately prior to such Distribution Date.

          Class T3-V6 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4 that has such terms as are described in Section 4.06.

          Class T3-V6 Distributable Amount: With respect to any Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is the number of days in the related Accrual Period and the denominator of which is 360, (ii) the Class T3-V6 Notional Balance, and (iii) the Class T3-V6 Pass-Through Rate.

          Class T3-V6 Notional Balance: A notional principal balance equal as of any date to the principal balance of the Class T2-V2 Interests for such date.

          Class T3-V6 Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to the excess of (i) the Adjustable Rate Standard Rate for such date over (ii) the product of (x) two and (y) a fraction, the numerator of which is the product of the Adjustable Rate Standard Rate, and the denominator of which is the sum of the principal balances of the Class T2-V2 and Class T2-V3 Interests immediately prior to such Distribution Date.

          Class T3-V7 Interest: A regular interest in REMIC 3 held as an asset of REMIC 4 that is entitled to receive 100% of the amounts distributable with respect to the Class T2-V4 Interest, and has such terms as are described in
Section 4.06.

          Class T3-V8 Interest: A regular interest in REMIC 3 that is held as an asset of REMIC 4 that will exist and have a principal balance to the extent of the excess of (i) the aggregate Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cutoff Date over (ii) the aggregate Certificate Principal Balance of the Class AV-1, Class MV-1, Class MV-2 and Class BV Certificates on the Closing Date. The Class T3-V8 Interest will bear interest at the Adjustable Rate Standard Rate. Interest on the Class T3-V8 Interest will accrue and be paid with principal on the Class T3-V8 Interest following the reduction of the Certificate Principal Balances of the Class AV-1, Class MV-1, Class MV-2, Class BV Certificates to zero.

          Class T4-F1 Interest: A regular interest in REMIC 4 that has an initial principal balance of $49,806,000 and bears interest at the Class AF-1 Pass-Through Rate. Ownership of the Class T4-F1 Interest is evidenced by the Class AF-1 Certificates.

          Class T4-F2 Interest: A regular interest in REMIC 4 that has an initial principal balance of $12,734,000 and bears interest at the Class AF-2 Pass-Through Rate. Ownership of the Class T4-F2 Interest is evidenced by the Class AF-2 Certificates.

          Class T4-F3 Interest: A regular interest in REMIC 4 that has an initial principal balance of $19,803,000 and bears interest at the Class AF-3 Pass-Through Rate. Ownership of the Class T4-F3 Interest is evidenced by the Class AF-3 Certificates.

          Class T4-F4 Interest: A regular interest in REMIC 4 that has an initial principal balance of $9,950,000 and bears interest at the Class AF-4 Pass-Through Rate. Ownership of the Class T4-F4 Interest is evidenced by the Class AF-4 Certificates.

          Class T4-F5 Interest: A regular interest in REMIC 4 that has an initial principal balance of $9,199,000 and bears interest at the Class AF-5 Pass-Through Rate. Ownership of the Class T4-F5 Interest is evidenced by the Class AF-5 Certificates.

          Class T4-F6 Interest: A regular interest in REMIC 4 that has an initial principal balance of $8,880,000 and bears interest at the Class AF-6 Pass-Through Rate. Ownership of the Class T4-F6 Interest is evidenced by the Class AF-6 Certificates.

          Class T4-F7 Interest: A regular interest in REMIC 4 that has an initial principal balance of $6,660,000 and bears interest at the lesser of the Class MF-1 Pass-Through Rate and the Fixed Rate Net Rate, Ownership of the Class T4-F7 Interest is evidenced by the Class MF-1 Certificates.

          Class T4-F8 Interest: A regular interest in REMIC 4 that has an initial principal balance of $5,075,000 and bears interest at the Class MF-2 Pass-Through Rate. Ownership of the Class T4-F6 Interest is evidenced by the Class MF-2 Certificates.

          Class T4-F9 Interest: A regular interest in REMIC 4 that has an initial principal balance of $4,757,000 and bears interest at the lesser of the Class BF Pass-Through Rate and the Fixed Rate Net Rate, Ownership of the Class T4-F9 Interest is evidenced by the Class BF Certificates.

          Class T4-F10 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-F1 Interest in excess of the Class AF-1 Pass-Through Rate. Ownership of the Class T4-F10 Interest is represented by the Class BF-IO Certificates.

          Class T4-F11 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-F2 Interest in excess of the Class AF-2 Pass-Through Rate. Ownership of the Class T4-F11 Interest is evidenced by the Class BF-IO Certificates.

          Class T4-F12 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-F3 Interest in excess of the Class AF-3 Pass-Through Rate. Ownership of the Class T4-F12 Interest is evidenced by the Class BF-IO Certificates.

          Class T4-F13 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-F4 Interest in excess of the Class AF-4 Pass-Through Rate. Ownership of the Class T4-F13 Interest is evidenced by the Class BF-IO Certificates.

          Class T4-F14 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-F5 Interest in excess of the Class AF-5 Pass-Through Rate. Ownership of the Class T4-F14 Interest is evidenced by the Class BF-IO Certificates.

          Class T4-F15 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-F6 Interest in excess of the Class AF-6 Pass-Through Rate. Ownership of the Class T4-F15 Interest is evidenced by the Class BF-IO Certificates.

          Class T4-F16 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-F7 Interest in excess of the Class MF-1 Pass-Through Rate. Ownership of the Class T4-F16 Interest is evidenced by the Class BF-IO Certificates.

          Class T4-F17 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-F8 Interest in excess of the Class MF-2 Pass-Through Rate. Ownership of the Class T4-F17 Interest is evidenced by the Class BF-IO Certificates.

          Class T4-F18 Interest: A regular interest in REMIC 4 that is entitled to 100% of the amounts distributable on the Class T3-F10, Class T3-F11, Class T3-F12, and Class T3-F13 Interests. The Class TF-18 Interest is represented by the Class BF-IO Certificates.

          Class T4-V1 Interest: A regular interest in REMIC 4 that has an initial principal balance of $142,420,000 and that bears interest at the lesser of (i) the Class AV-1 Pass-Through Rate and (ii) the Adjustable Net Rate. Ownership of the Class T4-V1 Interest is evidenced by the Class AV-1 Certificates.

          Class T4-V2 Interest: A regular interest in REMIC 4 that has an initial principal balance of $12,011,000 and that bears interest at the lesser of (i) the Class MV-1 Pass-Through Rate and (ii) the Adjustable Net Rate. Ownership of the Class T4-V2 Interest is evidenced by the Class MV-1 Certificates.

          Class T4-V3 Interest: A regular interest in REMIC 4 that has an initial principal balance of $7,722,000 and that bears interest at the lesser of (i) the Class MV-2 Pass-Through Rate and (ii) the Adjustable Net Rate. Ownership of the Class T4-V3 Interest is evidenced by the Class MV-2 Certificates.

          Class T4-V4 Interest: A regular interest in REMIC 4 that has an initial principal balance of $9,437,000 and that bears interest at the lesser of the Class BV Pass-Through Rate and (ii) the Adjustable Net Rate. Ownership of the Class T4-V4 Interest is evidenced by the Class BV Certificates.

          Class T4-V5 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-V1 Interest in excess of the Class AV-1 Pass-Through Rate. Ownership of the Class T4-V5 Interest is evidenced by the Class BV-IO Certificates.

          Class T4-V6 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-V2 Interest in excess of the Class MV-1 Pass-Through Rate. Ownership of the Class T4-V6 Interest is evidenced by the Class BV-IO Certificates.

          Class T4-V7 Interest: A regular interest in REMIC 4 that is entitled to 100% of the interest accruals on the Class T3-V3 Interest in excess of the Class MV-2 Pass-Through Rate. Ownership of the Class T4-V7 Interest is evidenced by the Class BV-IO Certificates.

          Class T4-V8 Interest: A regular interest in REMIC 4 that is entitled to 100% of the amounts distributable with respect to the Class T3-V5, Class T3-V6, Class T3-V7, and Class T3-V8 Interests. The Class T4-V8 Interest is evidenced by the Class BV-IO Certificates.

          Fixed Rate Adjusted Overcollateralization Amount: For any Distribution Date, the excess of (a) the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the preceding Due Date over (b) the aggregate principal balance of the Class T3-F1, Class T3-F2, Class T3-F-3, Class T3-F4, Class T3-F5, Class T3-F6, Class T3-F7, Class T3-F8, and the Class T3-F9 Interests.

          Fixed Rate Adjusted Overcollateralization Release Amount: For any Distribution Date, the lesser of (a) the Fixed Rate Principal Distribution Amount with respect to the Fixed Rate Mortgage Loans, and (b) the amount, if any, by which the Fixed Rate Adjusted Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the Fixed Rate Principal Distribution Amount for such date is applied on such date in reduction of the principal balances of the Class T3-F1, Class T3-F2, Class T3-F3, Class T3-F4, Class T3-F5, Class T3-F6, Class T3-F7, Class T3-F8, and the Class T3-F9 Interests, exceeds the Fixed Rate Specified Overcollateralization Amount.

          REMIC: As described in the Preliminary Statements, which term shall mean "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

          REMIC 1F: As described in the Preliminary Statement.

          REMIC 1V: As described in the Preliminary Statement.

          REMIC 2: As described in the Preliminary Statement.

          REMIC 3: As described in the Preliminary Statement.

          REMIC 4: As described in the Preliminary Statement.

          REMIC 1F Regular Interests: As described in the Preliminary
Statement.

          REMIC 1V Regular Interests: As described in the Preliminary
Statement.

          REMIC 2 Regular Interests: As described in the Preliminary Statement.

          REMIC 3 Regular Interests: As described in the Preliminary Statement.

          REMIC 4 Regular Interests: As described in the Preliminary Statement.

          REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          Upper Tier REMIC: As described in the Preliminary Statement.

                                  ARTICLE II.

                         CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES

          Section 2.01. Conveyance of Mortgage Loans.

          The Seller hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received and receivable by the Seller on or with respect to the Mortgage Loans on and after the Cut-off Date (to the extent not applied in computing the Cut-off Date Principal Balance thereof) or deposited into the Certificate Account by the Seller as an Initial Certificate Account Deposit as provided in this Agreement, other than principal due on the Mortgage Loans prior to the Cut-off Date and interest accruing prior to the Cut-off Date. The Seller confirms that, concurrently with such transfer and assignment, it has deposited into the Certificate Account the Initial Certificate Account Deposit.

          The Seller has entered into this Agreement in consideration for the purchase of the Mortgage Loans by the Depositor and has agreed to take the actions specified herein.

          The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund.

          In connection with any such transfer and assignment, the Depositor has delivered to, and deposited with, the Trustee (or, in the case of the Delay Delivery Mortgage Loans, will deliver to, and deposit with, the Trustee within thirty (30) days following the Closing Date) (except as provided in clause (vi) below) for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

          (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse, in the following form:
     "Pay to the order of ____________________ without recourse" or "Pay to the order of The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of July 1, 1999, Bear Stearns Asset Backed Securities, Inc. Home Equity Loan Trust 1999-1, without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

          (ii) original recorded Mortgage;

          (iii) a duly executed assignment of the Mortgage to "The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of July 1, 1999, Bear Stearns Asset Backed Securities, Inc. Home Equity Loan Trust 1999-1, without recourse" (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which such assignment relates);

          (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

          (v) [Reserved]; and

          (vi) the original or duplicate original lender's title policy or, in the event such original title policy has not been received from the insurer, such original or duplicate original lender's title policy shall be delivered within one year of the Closing Date.

          In the event that in connection with any Mortgage Loan the Seller cannot deliver the original recorded Mortgage or all interim recorded assignments of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv) concurrently with the execution and delivery hereof, the Seller shall deliver or cause to be delivered to the Trustee a true copy of such Mortgage and of each such undelivered interim assignment of the Mortgage each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording. The Seller shall promptly deliver or cause to be delivered to the Trustee such original Mortgage and such assignment or assignments with evidence of recording indicated thereon upon receipt thereof from the public recording official, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery be made later than 270 days following the Closing Date; provided that in the event that by such date the Seller is unable to deliver or cause to be delivered each Mortgage and each interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Seller shall deliver or cause to be delivered such documents to the Trustee as promptly as possible upon receipt thereof. If the public recording office in which a Mortgage or interim assignment thereof is recorded retains the original of such Mortgage or assignment, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and complete by such recording office, shall satisfy the Seller's obligations in this Section 2.01. If any document submitted for recording pursuant to this Agreement is (a) lost prior to recording or rejected by the applicable recording office, the Seller shall immediately prepare or cause to be prepared a substitute and submit it for recording, and shall deliver copies and originals thereof in accordance with the foregoing or (b) lost after recording, the Seller shall deliver to the Trustee a copy of such document certified by the applicable public recording office to be a true and complete copy of the original recorded document. The Seller shall promptly forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee within the time periods specified in this Section 2.01.

          With respect to each Mortgage Loan as to which the related Mortgaged Property and Mortgage File are located in (a) the State of California or (b) any other jurisdiction under the laws of which the recordation of the assignment specified in clause (iii) above is not necessary to protect the Trustee's and the Certificateholders, interest in the related Mortgage Loan, as evidenced by an Opinion of Counsel, delivered by the Seller to the Trustee and a copy to the Rating Agencies, in lieu of recording the assignment specified in clause (iii) above, the Seller may deliver an unrecorded assignment in blank, in form otherwise suitable for recording to the Trustee; provided that if the related Mortgage has not been returned from the applicable public recording office, such assignment, or any copy thereof, of the Mortgage may exclude the information to be provided by the recording office. As to any Mortgage Loan, the procedures of the preceding sentence shall be applicable only so long as the related Mortgage File is maintained in the possession of the Trustee in the State or jurisdiction described in such sentence. In the event that (i) the Seller, the Depositor or the Master Servicer gives written notice to the Trustee that recording is required to protect the right, title and interest of the Trustee on behalf of the Certificateholders in and to any Mortgage Loan,
(ii) a court recharacterizes the sale of the Mortgage Loans as a financing, or
(iii) as a result of any change in or amendment to the laws of the State or jurisdiction described in the first sentence of this paragraph or any applicable political subdivision thereof, or any change in official position regarding application or interpretation of such laws, including a holding by a court of competent jurisdiction, such recording is so required, the Trustee shall complete the assignment in the manner specified in clause (iii) of the second paragraph of this Section 2.01 and the Seller shall submit or cause to be submitted for recording as specified above or, should the Seller fail to perform such obligations, the Trustee shall cause the Master Servicer, at the Master Servicer's expense, to cause each such previously unrecorded assignment to be submitted for recording as specified above. In the event a Mortgage File is released to the Master Servicer as a result of the Master Servicer's having completed a Request for Release in the form of Exhibit M, the Trustee shall complete the assignment of the related Mortgage in the manner specified in clause (iii) of the second paragraph of this Section 2.01.

          So long as the Trustee maintains an office in the State of California, the Trustee shall maintain possession of and not remove or attempt to remove from the State of California any of the Mortgage Files as to which the related Mortgaged Property is located in such State. In the event that the Seller fails to record an assignment of a Mortgage Loan as herein provided within 90 days of notice of an event set forth in clause (i), (ii) or (iii) of the above paragraph, the Master Servicer shall prepare and, if required hereunder, file such assignments for recordation in the appropriate real property or other records office. The Seller hereby appoints the Master Servicer (and any successor servicer hereunder) as its attorney-in-fact with full power and authority acting in its stead for the purpose of such preparation, execution and filing.

          In the case of Mortgage Loans that become the subject of a Principal Prepayment between the Closing Date and the Cut-off Date, the Seller shall deposit or cause to be deposited in the Certificate Account the amount required to be deposited therein with respect to such payment pursuant to Section 3.05 hereof.

          Notwithstanding anything to the contrary in this Agreement, within thirty days after the Closing Date, the Seller shall either (i) deliver to the Trustee the Mortgage File as required pursuant to this Section 2.01 for each Delay Delivery Mortgage Loan or (ii) (A) repurchase the Delay Delivery Mortgage Loan or (B) substitute the Delay Delivery Mortgage Loan for a Replacement Mortgage Loan, which repurchase or substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, provided that if the Seller fails to deliver a Mortgage File for any Delay Delivery Mortgage Loan within the period provided in the prior sentence, the cure period provided for in Section 2.02 or in Section 2.03 shall not apply to the initial delivery of the Mortgage File for such Delay Delivery Mortgage Loan, but rather the Seller shall have five (5) Business Days to cure such failure to deliver. Upon delivery of the Mortgage File for each Delay Delivery Mortgage Loan, the Trustee shall send an Initial Certification for such Delay Delivery Mortgage Loan in accordance with the provisions of Section 2.02.

          Section 2.02. Acceptance by Trustee of the Mortgage Loans.

          The Trustee acknowledges receipt, subject to the limitations contained in and any exceptions noted in the Initial Certification in the form annexed hereto as Exhibit G-1 and in the list of exceptions attached thereto, of the documents referred to in clauses (i) and (iii) of Section 2.01 above and all other assets included in the Trust Fund and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and the Seller an Initial Certification in the form annexed hereto as Exhibit G-1 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), the documents described in Section 2.01(i) and (iii) with respect to such Mortgage Loan are in its possession, and based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and relate to such Mortgage Loan. The Trustee agrees to execute and deliver within 30 days after the Closing Date to the Depositor, the Master Servicer and the Seller an Interim Certification in the form annexed hereto as Exhibit G-2 to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), all documents required to be delivered to it pursuant to this Agreement with respect to such Mortgage Loan are in its possession (except those described in Section 2.01(v)) and based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and relate to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v), (vi) and (viii) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage File. On or before the thirtieth (30th) day after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Delay Delivery Certification in the form annexed hereto as Exhibit G-3, with any applicable exceptions noted thereon. The Trustee shall be under no duty or obligation to inspect, review or examine such documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 180 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller (and to any Certificateholder that so requests) a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

          In connection with the Trustee's completion and delivery of such Final Certification, the Trustee shall review each Mortgage File to determine that it contains the following documents:

          (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse, in the following form:
     "Pay to the order of _______________ without recourse" or "Pay to the order of The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of July 1, 1999, Bear Stearns Asset Backed Securities, Inc. Home Equity Loan Trust 1999-1, without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

          (ii) the original recorded Mortgage;

          (iii) ____ a duly executed assignment of the Mortgage in the form permitted by Section 2.01;

          (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

          (v) [Reserved]; and

          (vi) the original or duplicate original lender's title policy if delivered pursuant to Section 2.06 (vi) (otherwise such original or duplicate original lender's title policy shall be held in the Mortgage File upon delivery as provided in such Section).

          If, in the course of such review, the Trustee finds any document or documents constituting a part of such Mortgage File that do not meet the requirements of clauses (i)-(iv) and (vi) above, the Trustee shall include such exceptions in such Final Certification (and Trustee shall state in such Final Certification whether any Mortgage File does not then include the original or duplicate original lender's title policy and all riders thereto). If the public recording office in which a Mortgage or assignment thereof is recorded retains the original of such Mortgage or assignment, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and complete by such recording office, shall be deemed to satisfy the requirements of clause (ii), (iii) or (iv) above, as applicable. The Seller shall promptly correct or cure such defect referred to above within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (a) if the time to cure such defect expires prior to the end of the second anniversary of the Closing Date, substitute for the related Mortgage Loan a Replacement Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided that any such substitution pursuant to (a) above or repurchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution will be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Seller in the Certificate Account and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request such instruments of transfer or assignment as the Seller has prepared, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

          The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Seller shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File that come into the possession of the Seller from time to time.

          It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan that does not meet the requirements of Section 2.01(i)-(vi) above shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor, and any Certificateholder against the Seller.

          Section 2.03. Representations, Warranties and Covenants of the Master
                        Servicer and the Seller.

          (a) The Master Servicer hereby represents and warrants to the Depositor and the Trustee as follows, as of the date hereof:

          (i) The Master Servicer is duly organized as a New York corporation and is validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Master Servicer in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

          (ii) The Master Servicer has the full corporate power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Master Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (iii) The execution and delivery of this Agreement by the Master Servicer, the servicing of the Mortgage Loans by the Master Servicer under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Master Servicer and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Master Servicer or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Master Servicer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Master Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Master Servicer; and the Master Servicer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Master Servicer's ability to perform or meet any of its obligations under this Agreement.

          (iv) The Master Servicer is an approved servicer of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

          (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened, against the Master Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Master Servicer to service the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of, or compliance by the Master Servicer with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Master Servicer has obtained the same.

          (b) The Seller hereby represents and warrants to the Depositor and the Trustee as follows, as of the date hereof:

          (i) The Seller is duly organized as a New York corporation and is validly existing and in good standing under the laws of the State of New York and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Seller in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to sell the Mortgage Loans in accordance with the terms of this Agreement and to perform any of its other obligations under this Agreement in accordance with the terms hereof.

          (ii) The Seller has the full corporate power and authority to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary corporate action on the part of the Seller the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except that (a) the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (iii) The execution and delivery of this Agreement by the Seller, the sale of the Mortgage Loans by the Seller under this Agreement, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Seller and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Seller or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Seller is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller; and the Seller is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Seller's ability to perform or meet any of its obligations under this Agreement.

          (iv) The Seller is an approved seller of conventional mortgage loans for FNMA or FHLMC and is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act.

          (v) No litigation is pending or, to the best of the Seller's knowledge, threatened, against the Seller that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Seller to sell the Mortgage Loans or to perform any of its other obligations under this Agreement in accordance with the terms hereof.

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Seller has obtained the same.

          (vii) With respect to each Mortgage Loan, as of the Cut-off Date (unless otherwise expressly provided):

               (A) The information set forth in the Mortgage Loan Schedule on the Closing Date and in each Mortgage File is complete, true and correct.

               (B) Except for approximately 1.84% of the Adjustable Rate Mortgage Loans (by Stated Principal Balance as of the Cut-off Date) and approximately 1.75% of the Fixed Rate Mortgage Loans (by Stated Principal Balance as of the Cut-off Date), all payments required to be made prior to the Cut-off Date have been made and no Mortgage Loan is delinquent thirty (30) or more days; and the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required under the Mortgage Loan.

               (C) There are no delinquent taxes, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments, or other outstanding charges affecting the related Mortgaged Property.

               (D) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which are in the Mortgage File and have been or will be recorded, if necessary to protect the interests of the Trustee, and which have been or will be delivered to the Trustee, all in accordance with this Agreement. The substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage File.

               (E) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

               (F) All buildings upon, or comprising part of, the Mortgaged Property are insured by an insurer acceptable to FNMA and FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, and such insurer is licensed to do business in the state where the Mortgaged Property is located. All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and Seller has received no notice that all premiums thereon have not been paid. If upon origination of the Mortgage Loan, the Mortgaged Property was, or was subsequently deemed to be, in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), which require under applicable law that a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration (or any successor thereto) be obtained, such flood insurance policy is in effect which policy is with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the Stated Principal Balance of the related Mortgage Loan (together, in the case of a Mortgage Loan that is not a first priority lien, with the outstanding principal balance of any liens that are prior to the related Mortgage Loan lien), (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor's cost and expense and, on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to obtain reimbursement therefor from the Mortgagor. Each Mortgage Loan has in place a fully-paid life of loan flood certification from a FNMA- or FHLMC-approved vendor, assigned in care of the Master Servicer or its designee, which provides for notification to the Master Servicer or its designee, of changes in designated flood areas which would affect such Mortgage Loan. The term "originator" as used in Section 2.03(b)(vii) shall be deemed to mean Amresco Residential Mortgage Corporation or Provident Funding Associates, L.P. (as the case may be) as originator of the related Mortgage Loan.

               (G) Any and all requirements of any federal, state or local law including, usury, truth in lending, real estate settlement procedures including, the Real Estate Settlement Procedures Act of 1974, as amended, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects.

               (H) The Mortgage has not been satisfied, canceled, subordinated, or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

               (I) The Mortgage is a valid, existing and enforceable first or second lien on the Mortgaged Property, including all improvements on the Mortgaged Property, if any, subject only to (1) the lien of current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (3) in the case of a Mortgage that is not a first priority lien, the first lien on the Mortgaged Property identified in the related Mortgage File, and (4) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage. The Seller has full right to sell and assign the Mortgage to the Depositor.

               (J) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization or general principles of equity.

               (K) All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan transaction and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

               (L) The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage.

               (M) Immediately prior to the conveyance of the Mortgage Loans by the Seller to the Depositor hereunder, the Seller was the sole owner and holder of the Mortgage Loan and the related servicing rights and the related originator or the Seller was the custodian of the related escrow account, if applicable; the Mortgage Loan had neither been assigned nor pledged, and the Seller had good and marketable title thereto, and had full right to transfer and sell the Mortgage Loan and the related servicing rights to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and had full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and the related servicing rights to the Depositor pursuant to the terms of this Agreement.

               (N) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2) organized under the laws of such state, qualified to do business in such state, a federal savings and loan association or national bank having principal offices in such state or not deemed to be doing business in such state under applicable law.

               (O) The Mortgage Loan is covered by an ALTA lender's title insurance policy or equivalent form acceptable to the Department of Housing and Urban Development, or any successor thereto, and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (I)(1) and (2) above) the Seller (as assignee), its successors and assigns as to the first priority lien of the Mortgage, if applicable, in the original principal amount of the Mortgage Loan and against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage Note and/or Mortgage providing for adjustment in the Mortgage Rate and monthly payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller (as assignee) is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

               (P) Except for approximately 1.84% of the Adjustable Rate Mortgage Loans (by Stated Principal Balance as of the Cut-off Date) and except for approximately 1.75% of the Fixed Rate Mortgage Loans (by Stated Principal Balance as of the Cut-off Date), immediately prior to the Cut-off Date, there was no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and there was no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

               (Q) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to or equal with, the lien of the related Mortgage.

               (R) All improvements which were considered in any appraisal which was used in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (S) The Mortgage Loan was originated in compliance with all state and federal licensing and consumer loan laws and regulations.

               (T) The origination, servicing and collection practices with respect to each Mortgage Note and Mortgage including, the establishment, maintenance and servicing of the escrow accounts and escrow payments, if any, since origination, have been conducted in all respects in accordance with the terms of Mortgage Note and in compliance with all applicable laws and regulations and, unless otherwise required by law or FNMA/FHLMC standard, in accordance with the proper, prudent and customary practices in the mortgage origination and servicing business. With respect to the escrow accounts and escrow payments, if any, all such payments are in the possession or under the control of the Seller and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or escrow payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note. All Mortgage Rate adjustments have been made in strict compliance with state and federal law and the terms of the related Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited.

               (U) The Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof.

               (V) The Mortgage contains customary and enforceable provisions to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security intended to be provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers and Sailors Civil Relief Act of 1940.

               (W) The Mortgage Note is not and has not been secured by any collateral except the lien of the applicable Mortgage.

               (X) The Mortgage File contains an appraisal of the Mortgaged Property signed prior to the approval of the Mortgage Loan application by an appraiser who meets the minimum requisite qualifications of FNMA and FHLMC for appraisers, duly appointed by the originator, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal is in a form acceptable to FNMA and FHLMC, with such riders as are acceptable to FNMA and FHLMC.

               (Y) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (Z) No Mortgage Loan contains a permanent or temporary "buydown" provision.

               (AA) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of the Mortgage Loan. The Seller has maintained or caused to be maintained all such statements in the Mortgage File.

               (BB) No Mortgage Loan was made in connection with the construction or rehabilitation of a Mortgaged Property.

               (CC) To the best of Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities.

               (DD) The assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (EE) Any future advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second lien priority, as applicable, by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

               (FF) The appraisal of the Mortgaged Property are on forms acceptable to FNMA and FHLMC.

               (GG) The Mortgaged Property consists of a single parcel of real property with a detached single family residence erected thereon, or an individual condominium unit, or a 2-4 family dwelling or an individual unit in a planned unit development as defined by FNMA, none of which is a mobile home, or if a manufactured dwelling such manufactured dwelling conforms with FNMA and FHLMC requirements regarding such dwellings, is permanently affixed to the Mortgaged Property, and is legally classified as real estate; no such residence is a mobile home or an investor-owned property.

               (HH) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

               (II) With respect to the Adjustable Rate Mortgage Loans, on each Adjustment Date, the Mortgage Rate shall be adjusted to equal the Index plus the Gross Margin (rounded up or down to the nearest 0.125%), subject to the Periodic Rate Cap and the Maximum Mortgage Rate as set forth in the respective Mortgage Note. None of the Mortgage Loans contain a provision allowing the Mortgagor to convert the Mortgage Note from an adjustable rate mortgage loan to a fixed rate mortgage loan. The principal and interest due on each Mortgage Loan is calculated pursuant to the standard amortization method (30/360 day interest accrual).

               (JJ) Each Mortgage Loan at the time of origination was underwritten in accordance with the guidelines of the related originator, as set forth in exhibits E-1 and E-2 of the Mortgage Loan Purchase and Interim Servicing Agreement dated as of June 30, 1999 between Bear Stearns Mortgage Capital Corporation and Countrywide Home Loans, Inc., and to the extent not inconsistent therewith, generally accepted sub-prime credit underwriting guidelines.

               (KK) The Mortgage Note is not and has not been secured by any collateral except the lien of corresponding Mortgage on the Mortgaged Property.

               (LL) No Mortgage Loan contains provisions pursuant to which monthly payments are (1) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor or anyone on behalf of the Mortgagor or (2) paid by any source other than the Mortgagor or contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

               (MM) No error, omission, misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of the Seller or the related originator.

          (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty set forth in Section 2.03(a) or (b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. Each of the Master Servicer and the Seller (each, a "Representing Party") hereby covenants with respect to the representations and warranties set forth in Sections 2.03(a) and (b), respectively, that within 90 days of the earlier of the discovery by such Representing Party or receipt of written notice by such Representing Party from any party of a breach of any representation or warranty set forth herein made that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Replacement Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided that any such substitution pursuant to (i) above or repurchase pursuant to (ii) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05 hereof and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. Any Representing Party liable for a breach under this Section 2.03 shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. To enable the Master Servicer to amend the Mortgage Loan Schedule, any Representing Party liable for a breach under this Section 2.03 shall, unless it cures such breach in a timely fashion pursuant to this Section 2.03, promptly notify the Master Servicer whether such Representing Party intends either to repurchase, or to substitute for, the Mortgage Loan affected by such breach. With respect to the representations and warranties described in this Section that are made to the best of the Representing Party's knowledge, if it is discovered by any of the Depositor, the Master Servicer, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, notwithstanding the Representing Party's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Replacement Mortgage Loan or Loans, the Seller delivering such Replacement Mortgage Loan shall deliver to the Trustee for the benefit of the Certificateholders the related Mortgage Note, Mortgage and assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Replacement Mortgage Loans in the Due Period related to the Distribution Date on which such proceeds are to be distributed shall not be part of the Trust Fund and will be retained by the Seller delivering such Replacement Loan on such Distribution Date. For the month of substitution, distributions to Certificateholders will include the Scheduled Payment due on any Deleted Mortgage Loan for the related Due Period and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Replacement Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Replacement Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller delivering such Replacement Mortgage Loan shall be deemed to have made with respect to such Replacement Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release to the Representing Party the Mortgage File relating to such Deleted Mortgage Loan and held for the benefit of the Certificateholders and shall execute and deliver at the Master Servicer's direction such instruments of transfer or assignment as have been prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller, or its respective designee, title to the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          For any month in which the Seller substitutes one or more Replacement Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Replacement Mortgage Loans as of the date of substitution is less than the Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution) of all such Deleted Mortgage Loans. An amount equal to the aggregate of the deficiencies described in the preceding sentence (such amount, the "Substitution Adjustment Amount") shall be deposited into the Certificate Account by the Seller delivering such Replacement Mortgage Loan on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that a Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.08 on the Determination Date for the Distribution Date in the month following the month during which such Seller became obligated to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05, if any, and the receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Seller, and the Trustee shall execute and deliver at such Person's direction the related instruments of transfer or assignment prepared by such Seller, in each case without recourse, as shall be necessary to transfer title from the Trustee for the benefit of the Certificateholders and transfer the Trustee's interest to such Seller to any Mortgage Loan purchased pursuant to this Section 2.03. It is understood and agreed that the obligation under this Agreement of the Seller to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee.

          (d) The representations and warranties set forth in Section 2.03 hereof shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

          Section 2.04. Representations and Warranties of the Depositor.

          The Depositor hereby represents and warrants to the Master Servicer and the Trustee as follows, as of the date hereof:

          (i) The Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement.

          (ii) The Depositor has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

          (iii) The execution and delivery of this Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Depositor or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor's ability to perform or meet any of its obligations under this Agreement.

          (iv) No litigation is pending, or, to the best of the Depositor's knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Depositor to perform its obligations under this Agreement in accordance with the terms hereof.

          (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.

          The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, claims, defenses or counterclaims.

          It is understood and agreed that the representations and warranties set forth in the two immediately preceding paragraphs shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in the immediately preceding paragraph (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency. The Depositor hereby covenants with respect to the representations and warranties made by it in this Section
2.04 that within 90 days of the earlier of the discovery it or receipt of written notice by it from any party of a breach of any representation or warranty set forth herein made that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects and, if such breach is not so cured, shall repurchase or replace the affected Mortgage Loan or Loans in accordance with the procedure set forth in Section 2.03(c).

          Section 2.05. Delivery of Opinion of Counsel in Connection with
                        Substitutions and Repurchases.

          (a) Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan that is not in default or as to which default is not imminent, no repurchase or substitution pursuant to Sections 2.02, 2.03 or
2.04 shall be made unless the Representing Party making such repurchase or substitution delivers to the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that such repurchase or substitution would not (i) result in the imposition of the tax on "prohibited transactions" of the Trust Fund or contributions after the Closing Date, as defined in sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which repurchase or substitution was delayed pursuant to this paragraph shall be repurchased or the substitution therefor shall occur (subject to compliance with Sections 2.02, 2.03 or 2.04) upon the earlier of
(a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee of an Opinion of Counsel to the effect that such repurchase or substitution, as applicable, will not result in the events described in clause (i) or clause (ii) of the preceding sentence.

          (b) Upon discovery by the Depositor, the Seller, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of section 86OG(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within 5 Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(b) with respect to substitutions are satisfied, a Replacement Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty contained in Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

          Section 2.06. Authentication and Delivery of Certificates.

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed, authenticated and delivered, to or upon the order of the Depositor, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

          Section 2.07. Covenants of the Master Servicer.

          The Master Servicer hereby covenants to the Depositor, the Trustee as follows:

               (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

               (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement or report not misleading.

                                  ARTICLE III.

                          ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

          Section 3.01. Master Servicer to Service Mortgage Loans.

          For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with customary and usual standards of practice of prudent mortgage loan lenders in the respective states in which the Mortgaged Properties are located. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through subservicers as provided in
Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) subject to Section 3.12(a), to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that the Master Servicer shall take no action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor and the Trustee under this Agreement. The Master Servicer shall represent and protect the interest of the Trust Fund in the same manner as it currently protects its own interest in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan which would cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under Section 860(a) or 860(d) of the Code, but in any case not in any manner that is a lesser standard than that provided in the first sentence of this Section 3.01. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer.

          In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. All costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balance under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          The Master Servicer shall deliver a list of Servicing Officers to the Trustee by the Closing Date.

          Section 3.02. Subservicing; Enforcement of the Obligations of Master Servicer.

          (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a subservicer (each, a "Subservicer") pursuant to a subservicing agreement (each, a "Subservicing Agreement"); provided that such subservicing arrangement and the terms of the related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a subservicer or reference to actions taken through a Master Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. Every subservicing agreement entered into by the Master Servicer shall contain a provision giving the successor Master Servicer the option to terminate such agreement in the event a successor Master Servicer is appointed. All actions of each subservicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer.

          (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a subservicer regardless of whether such payments are remitted by the subservicer to the Master Servicer.

          Section 3.03. Rights of the Depositor, the Trustee in Respect of the
                        Master Servicer.

          Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer, and none of them is obligated to supervise the performance of the Master Servicer hereunder or otherwise.

          Section 3.04. Trustee to Act as Master Servicer.

          In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its designee shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.10 hereof or any acts or omissions of the predecessor Master Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including pursuant to Section 2.02 or 2.03 hereof, (iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties hereunder, including pursuant to Section 2.03 or the first paragraph of Section
6.02 hereof). If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee (or any other successor servicer) may, at its option, succeed to any rights and obligations of the Master Servicer under any subservicing agreement in accordance with the terms thereof; provided that the Trustee (or any other successor servicer) shall not incur any liability or have any obligations in its capacity as servicer under a subservicing agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Master Servicer thereunder; and the Master Servicer shall not thereby be relieved of any liability or obligations under the subservicing agreement arising prior to the date of such succession.

          The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each subservicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

          Section 3.05. Collection of Mortgage Loan Payments; Certificate
                        Account; Distribution Account.

          (a) The Master Servicer shall make reasonable efforts in accordance with customary and usual standards of practice of prudent mortgage lenders in the respective states in which the Mortgaged Properties are located to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 270 days. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans before the Cut-off Date) and the following amounts required to be deposited hereunder:

          (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans net of the related Servicing Fee permitted under Section 3.15, other than interest accrued on the Mortgage Loans prior to July 1, 1999, and the Initial Certificate Account Deposit;

          (iii) all Liquidation Proceeds, other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

          (iv) all Compensating Interest;

          (v) any amount required to be deposited by the Master Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments;

          (vi) any amounts required to be deposited by the Master Servicer pursuant to Section 3.10 hereof;

          (vii) the Purchase Price and any Substitution Adjustment Amount;

          (viii) all Advances made by the Master Servicer pursuant to Section 4.01; and

          (ix) any other amounts required to be deposited hereunder.

          The foregoing requirements for remittance by the Master Servicer into the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time withdraw or direct the institution maintaining the Certificate Account, to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the institution maintaining the Certificate Account, that describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08.

          (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

          (i) the aggregate amount remitted by the Master Servicer pursuant to the second paragraph of Section 3.08(a); and

          (ii) any amount required to be deposited by the Master Servicer pursuant to Section 3.05(e) in connection with any losses on Permitted Investments.

          The foregoing requirements for remittance by the Master Servicer and deposit by the Trustee into the Distribution Account shall be exclusive. In the event that the Master Servicer shall remit any amount not required to be remitted and not otherwise subject to withdrawal pursuant to Section 3.08 hereof, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering a written notice to the Trustee that describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

          (d) [Reserved.]

          (e) Each institution that maintains the Certificate Account, the Distribution Account, the Fixed Rate Carryover Reserve Fund or the Adjustable Rate Carryover Reserve Fund shall invest the funds in each such account, as directed by the Master Servicer, in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such Certificate Account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit Date) and (ii) in the case of the Distribution Account, the Fixed Rate Carryover Reserve Fund and the Adjustable Rate Carryover Reserve Fund, the Business Day immediately preceding the first Distribution Date that follows the date of such investment (except that if such Permitted Investment is an obligation of the institution that maintains such Distribution Account, the Fixed Rate Carryover Reserve Fund or Adjustable Rate Carryover Reserve Fund, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders, except in connection with Permitted Investments made with respect to funds in (x) the Fixed Rate Carryover Reserve Fund which shall be made in the name of the Trustee, for the benefit of the Class BF-IO Certificateholders and (y) the Adjustable Rate Carryover Reserve Fund which shall be made in the name of the Trustee, for the benefit of the Class BV-IO Certificateholders. In the case of (x) the Certificate Account and the Distribution Account, all income and gain net of any losses realized from any such investment shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein, (y) the Fixed Rate Carryover Reserve Fund, all income and gain net of any losses realized from any such investment shall be for the benefit of the Class BF-IO Certificateholders and shall be remitted to the Class BF-IO Certificateholders monthly as provided herein, and (z) the Adjustable Rate Carryover Reserve Fund, all income and gain net of any losses realized from any such investment shall be for the benefit of the Class BV-IO Certificateholders and shall be remitted to the Class BV-IO Certificateholders monthly as provided herein. The amount of any losses incurred in the Certificate Account or the Distribution Account in respect of any such investments shall be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable, out of the Master Servicer's own funds immediately as realized. Any losses incurred in the Fixed Rate Carryover Reserve Fund in respect of any such investments shall be charged against amounts on deposit in the Fixed Rate Carryover Reserve Fund (or such investments) immediately as realized. Any losses incurred in the Adjustable Rate Carryover Reserve Fund in respect of any such investments shall be charged against amounts on deposit in the Carryover Fund (or such investments) immediately as realized. The Trustee shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account, the Distribution Account, the Fixed Rate Carryover Reserve Fund or the Adjustable Rate Carryover Reserve Fund and made in accordance with this Section 3.05.

          (f) The Master Servicer shall give at least 30 days advance notice to the Trustee, the Seller, each Rating Agency and the Depositor of any proposed change of location of the Certificate Account prior to any change thereof. The Trustee shall give at least 30 days advance notice to the Master Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account, the Fixed Rate Carryover Reserve Fund or the Adjustable Rate Carryover Reserve Fund prior to any change thereof.

          Section 3.06. Collection of Taxes, Assessments and Similar Items;
                        Escrow Accounts.

          To the extent required by the related Mortgage Note, the Master Servicer shall establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Master Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer out of related collections for any payments made pursuant to Sections 3.01 hereof (with respect to taxes and assessments and insurance premiums) and 3.10 hereof (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with
Section 9.01 hereof. The Escrow Accounts shall not be a part of the Trust Fund.

          Section 3.07. Access to Certain Documentation and Information
                        Regarding the Mortgage Loans.

          The Master Servicer shall afford the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance policies and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

          Upon reasonable advance notice in writing if required by federal regulation, the Master Servicer will provide to each Certificateholder that is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer in providing such reports and access.

          Section 3.08. Permitted Withdrawals from the Certificate Account,
                        Distribution Account, the Fixed Rate Carryover Reserve Fund and the Adjustable Rate Carryover Reserve Fund.

          (a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

          (i) to pay to the Master Servicer (to the extent not previously paid to or withheld by the Master Servicer), as servicing compensation in accordance with Section 3.15, that portion of any payment of interest that equals the Servicing Fee for the period with respect to which such interest payment was made, and, as additional servicing compensation, those other amounts set forth in Section 3.15;

          (ii) to reimburse the Master Servicer for Advances made by it with respect to the Mortgage Loans, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds) that represent late recoveries of payments of principal and/or interest on such particular Mortgage Loan(s) in respect of which any such Advance was made;

          (iii) to reimburse the Master Servicer for any Nonrecoverable Advance previously made;

          (iv) to reimburse the Master Servicer from Insurance Proceeds for Insured Expenses covered by the related Insurance Policy;

          (v) to pay the Master Servicer any unpaid Servicing Fees and to reimburse it for any unreimbursed Servicing Advances, the Master Servicer's right to reimbursement of Servicing Advances pursuant to this subclause (v) with respect to any Mortgage Loan being limited to amounts received on particular Mortgage Loan(s) (including, for this purpose, Liquidation Proceeds and purchase and repurchase proceeds) that represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.06;

          (vi) to pay to the Seller, the Depositor or the Master Servicer, as applicable, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.12, all amounts received thereon and not taken into account in determining the related Stated Principal Balance of such repurchased Mortgage Loan;

          (vii) to reimburse the Seller, the Master Servicer or the Depositor for expenses incurred by any of them in connection with the Mortgage Loans or Certificates and reimbursable pursuant to Section 6.03 hereof provided that such amount shall only be withdrawn following the withdrawal from the Certificate Account for deposit into the Distribution Account pursuant to the following paragraph;

          (viii) to withdraw pursuant to Section 3.05 any amount deposited in the Certificate Account and not required to be deposited therein; and

          (ix) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01 hereof.

          In addition, no later than 1:00 p.m. Pacific time on the Distribution Account Deposit Date, the Master Servicer shall withdraw from the Certificate Account and remit to the Trustee the amount of Fixed Rate Interest Funds, Fixed Rate Principal Funds, Adjustable Rate Interest Funds and Adjustable Rate Principal Funds, to the extent on deposit, and the Trustee shall deposit such amount in the Distribution Account.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to subclauses (i), (ii), (iv),
(v) and (vi) above. Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s), and their respective portions of such Nonrecoverable Advance.

          (b) The Trustee shall withdraw funds from the Distribution Account for distribution to the Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

          (i) to pay to the Master Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the Distribution Account;

          (ii) to withdraw pursuant to Section 3.05 any amount deposited in the Distribution Account and not required to be deposited therein; and

          (iii) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01 hereof.

          (c) The Trustee shall withdraw funds from the Fixed Rate Carryover Reserve Fund for distribution to the Fixed Rate Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Fixed Rate Carryover Reserve Fund for the following purposes:

          (i) to withdraw pursuant to Section 3.05 any amount deposited in the Fixed Rate Carryover Reserve Fund and not required to be deposited therein; and

          (ii) to clear and terminate the Fixed Rate Carryover Reserve Fund upon termination of the Agreement pursuant to Section 9.01 hereof.

          (d) The Trustee shall withdraw funds from the Adjustable Rate Carryover Reserve Fund for distribution to the Adjustable Rate
Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to retain pursuant to the last paragraph of Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Adjustable Rate Carryover Reserve Fund for the following purposes:

          (i) to withdraw pursuant to Section 3.05 any amount deposited in the Adjustable Rate Carryover Reserve Fund and not required to be deposited therein; and

          (ii) to clear and terminate the Adjustable Rate Carryover Reserve Fund upon termination of the Agreement pursuant to Section 9.01 hereof.

          Section 3.09. [Reserved.]

          Section 3.10. Maintenance of Hazard Insurance.

          The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance on buildings upon, or comprising part of, the Mortgaged Property against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located with an insurer which is licensed to do business in the state where the Mortgaged Property is located. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. The Master Servicer shall also cause flood insurance to be maintained on property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, to the extent described below. Pursuant to Section 3.05 hereof, any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by
Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the lesser of (i) the Stated Principal Balance of the related Mortgage Loan, (ii) minimum amount required to compensate for damage or loss on a replacement cost basis, or (iii) the maximum amount of such insurance available for the related Mortgaged Property under the Flood Disaster Protection Act of 1973, as amended.

          In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.10, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.10, and there shall have been a loss that would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

          Section 3.11. Enforcement of Due-On-Sale Clauses; Assumption
                        Agreements.

          (a) Except as otherwise provided in this Section 3.11(a), when any property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Master Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that the Master Servicer is prohibited by law from enforcing any such due-on-sale clause, or if coverage under any Required Insurance Policy would be adversely affected, or if nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to
Section 3.11(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.11(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section 3.11(a) by reason of any transfer or assumption that the Master Servicer reasonably believes it is restricted by law from preventing.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.11(a) hereof, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note (including, but not limited to, the Mortgage Rate, the amount of the Scheduled Payment, the Maximum Rate, the Minimum Rate, the Gross Margin, the Periodic Rate Cap, the Adjustment Date and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. The Master Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional servicing compensation.

          Section 3.12. Realization Upon Defaulted Mortgage Loans;
                        Determination of Excess Proceeds and Realized Losses; Repurchase of Certain Mortgage Loans.

          (a) The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities and the requirements of the insurer under any Required Insurance Policy; provided that the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to Section 3.08 hereof). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided that it shall be entitled to reimbursement thereof from the proceeds of liquidation of the related Mortgaged Property, as contemplated in Section 3.08 hereof. If the Master Servicer has knowledge that a Mortgaged Property that the Master Servicer is contemplating acquiring in foreclosure or by deed-in-lieu of foreclosure is located within a one-mile radius of any site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders (or the Trustee's nominee on behalf of the Certificateholders). The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Master Servicer and the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding related to foreclosures, abandonments and cancellation of indebtedness income as specified by Sections 1445, 6050J and 6050P of the Code by preparing and filing such tax and information returns, as may be required.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property prior to three years after its acquisition by the Trust Fund or, at the expense of the Trust Fund, request more than 60 days prior to the day on which such three-year period would otherwise expire, an extension of the three-year grace period unless the Trustee shall have been supplied with an Opinion of Counsel (such opinion not to be an expense of the Trustee) to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any Mortgaged Properties acquired through foreclosure or other judicial proceeding, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances, Servicing Advances and any management fee paid or to be paid with respect to the management of such Mortgaged Property, shall be applied to the payment of principal of, and interest on, the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the income received during a Prepayment Period is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan, such excess shall be considered to be a partial Principal Prepayment for all purposes hereof.

          The Liquidation Proceeds from any liquidation of a Mortgage Loan, net of any payment to the Master Servicer as provided above, shall be deposited in the Certificate Account on the next succeeding Determination Date following receipt thereof for distribution on the related Distribution Date, except that any Excess Proceeds shall be retained by the Master Servicer as additional servicing compensation.

          The proceeds of any Liquidated Loan, as well as any recovery resulting from a partial collection of Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer for any related unreimbursed Servicing Advances and Servicing Fees, pursuant to Section 3.08(a)(v) or this Section 3.12; second, to reimburse the Master Servicer for any unreimbursed Advances, pursuant to Section 3.08(a)(ii) or this Section 3.12; third, to accrued and unpaid interest (to the extent no Advance has been made for such amount) on the Mortgage Loan or related REO Property, at the Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan.

          (b) On each Determination Date, the Master Servicer shall determine the respective aggregate amounts of Excess Proceeds and Realized Losses, if any, for the related Prepayment Period.

          (c) The Master Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee) to purchase for its own account from the Trust Fund any Mortgage Loan that is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be delivered to the Trustee for deposit in the Certificate Account and the Trustee, upon receipt of such deposit and a Request for Release from the Master Servicer in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          Section 3.13. Trustee to Cooperate; Release of Mortgage Files.

          Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will promptly notify the Trustee by delivering a Request for Release substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account, the Distribution Account, the Fixed Rate Carryover Reserve Fund, the Adjustable Rate Carryover Reserve Fund or the related subservicing account. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Trustee shall deliver the Request for Release to the Master Servicer.

          If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity. Notwithstanding the foregoing, the Master Servicer shall cause possession of any Mortgage File or of the documents therein that shall have been released by the Trustee to be returned to the Trustee within 21 calendar days after possession thereof shall have been released by the Trustee unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account, and the Master Servicer shall have delivered to the Trustee a Request for Release in the form of Exhibit N or (ii) the Mortgage File or document shall have been delivered to an attorney or to a public trustee or other public official as required by law for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property and the Master Servicer shall have delivered to the Trustee an Officer's Certificate of a Servicing Officer certifying as to the name and address of the Person to which the Mortgage File or the documents therein were delivered and the purpose or purposes of such delivery.

          Section 3.14. Documents, Records and Funds in Possession of Master
                        Servicer to be Held for the Trustee.

          Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or that otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account, Fixed Rate Carryover Reserve Fund or Adjustable Rate Carryover Reserve Fund or in any Escrow Account (as defined in Section 3.06), or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of set off against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

          Section 3.15. Servicing Compensation.

          As compensation for its activities hereunder, the Master Servicer shall be entitled to retain or withdraw from the Certificate Account out of each payment of interest on a Mortgage Loan included in the Trust Fund an amount equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the related Mortgage Loan for the period covered by such interest payment.

          Additional servicing compensation in the form of any Excess Proceeds, prepayment penalties, assumption fees, late payment charges, Prepayment Interest Excess, and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section
3.05 or 3.12(a) hereof. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance, as required by Section
3.10 hereof and maintenance of the other forms of insurance coverage required by Section 3.10 hereof) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.08 and 3.12 hereof.

          Section 3.16. Access to Certain Documentation.

          The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of the Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Master Servicer designated by it. Nothing in this Section shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

          Section 3.17. Annual Statement as to Compliance.

          The Master Servicer shall deliver to the Depositor and the Trustee on or before May 31 of each year commencing May 31, 2000, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, each Subservicer has fulfilled all its obligations under its Subservicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such statement is delivered by the Master Servicer to the Trustee.

          Section 3.18. Annual Independent Public Accountants' Servicing
                        Statement; Financial Statements.

          On or before the later of (i) May 31 of each year, beginning with May 31, 2000 or (ii) within 30 days of the issuance of the annual audited financial statements beginning with the audit for the period ending in 2000, the Master Servicer at its expense shall cause a nationally recognized firm of independent public accountants (who may also render other services to the Master Servicer, the Seller or any affiliate thereof) that is a member of the American Institute of Certified Public Accountants to furnish a report to the Trustee, Depositor and the Seller in compliance with the Uniform Single Attestation Program for Mortgage Bankers. Copies of such report shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided such report is delivered by the Master Servicer to the Trustee. Upon written request, the Master Servicer shall provide to the Certificateholders its publicly available annual financial statements (or, for so long as Countrywide Home Loans, Inc. is the Master Servicer hereunder, the Master Servicer's parent company's publicly available annual financial statements), if any, promptly after they become available.

                                  ARTICLE IV.

                               DISTRIBUTIONS AND
                        ADVANCES BY THE MASTER SERVICER

          Section 4.01. Advances.

          Subject to the conditions of this Article IV, the Master Servicer, as required below, shall make an Advance and deposit such Advance in the Certificate Account. Each such Advance shall be remitted to the Certificate Account no later than 1:00 p.m. Pacific time on the Master Servicer Advance Date in immediately available funds. The Master Servicer shall be obligated to make any such Advance only to the extent that such advance would not be a Nonrecoverable Advance. If the Master Servicer shall have determined that it has made a Nonrecoverable Advance or that a proposed Advance or a lesser portion of such Advance would constitute a Nonrecoverable Advance, the Master Servicer shall deliver (i) to the Trustee for the benefit of the Certificateholders funds constituting the remaining portion of such Advance, if applicable, and (ii) to the Depositor, each Rating Agency and the Trustee an Officer's Certificate setting forth the basis for such determination.

          In lieu of making all or a portion of such Advance from its own funds, the Master Servicer may (i) cause to be made an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distributions has been used by the Master Servicer in discharge of its obligation to make any such Advance and (ii) transfer such funds from the Certificate Account to the Distribution Account. Any funds so applied and transferred shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the Business Day immediately preceding the Distribution Date on which such funds are required to be distributed pursuant to this Agreement. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section as provided in Section 3.08. The obligation to make Advances with respect to any Mortgage Loan shall continue until such Mortgage Loan is paid in full or the related Mortgaged Property or related REO Property has been liquidated or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to any applicable provision of this Agreement, except as otherwise provided in this
Section 4.01.

          Section 4.02. Reduction of Servicing Compensation in Connection with
                        Prepayment Interest Shortfalls.

          In the event that any Mortgage Loan is the subject of a Prepayment Interest Shortfall, the Master Servicer shall, to the extent of one-half of the Servicing Fee for such Distribution Date, deposit into the Certificate Account, as a reduction of the Servicing Fee (but not in excess of one-half thereof) for such Distribution Date, no later than the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to the Prepayment Interest Shortfall; and in case of such deposit, the Master Servicer shall not be entitled to any recovery or reimbursement from the Depositor, the Trustee, the Trust Fund or the Certificateholders.

          Section 4.03. REMIC Distributions.

          On each Distribution Date the Trustee shall allocate distributions to the REMIC 1F Regular Interests, the REMIC 1V Regular Interests, the REMIC 2 Regular Interests, the REMIC 3 Regular Interests, and the REMIC 4 Regular Interests in accordance with Section 4.06 hereof.

          Section 4.04. Distributions.

          (a) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Fixed Rate Interest Funds in the following order of priority (unless otherwise specified):

          (i) to each Class of the Fixed Rate Class A Certificates, the Fixed Rate Class A Current Interest and any Fixed Rate Class A Interest Carryforward Amount for each such Class of Fixed Rate Class A Certificates; provided that if the Fixed Rate Interest Funds are not sufficient to make a full distribution of all Fixed Rate Class A Current Interest and any Fixed Rate Class A Interest Carryforward Amount for all Classes of Fixed Rate Class A Certificates, the Fixed Rate Interest Funds will be distributed pro rata among each Class of the Fixed Rate Class A Certificates based on the ratio of (x) the Fixed Rate Class A Current Interest and any Fixed Rate Class A Interest Carryforward Amount for such Class of the Fixed Rate Class A Certificates to (y) the total amount of Fixed Rate Class A Current Interest and any Fixed Rate Class A Interest Carryforward Amount for all Classes of Fixed Rate Class A Certificates;

          (ii) to the Class MF-1 Certificates, the Class MF-1 Current Interest;

          (iii) to the Class MF-2 Certificates, the Class MF-2 Current
     Interest;

          (iv) to the Class BF Certificates, the Class BF Current Interest; and

          (v) any remainder shall constitute part of the Fixed Rate Excess Cashflow for such Distribution Date.

          (b) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Adjustable Rate Interest Funds in the following order of priority:

          (i) to the Class AV-1 Certificates, the Class AV-1 Current Interest and any Class AV-1 Interest Carryforward Amount for the Class AV-1 Certificates;

          (ii) to the Class MV-1 Certificates, the Class MV-1 Current Interest;

          (iii) to the Class MV-2 Certificates, the Class MV-2 Current
     Interest;

          (iv) to the Class BV Certificates, the Class BV Current Interest; and

          (v) any remainder shall constitute part of the Adjustable Rate Excess Cashflow for such Distribution Date.

          (c) On each Distribution Date, the Trustee shall make the following allocation from the Distribution Account of an amount equal to the Fixed Rate Principal Distribution Amount in the following order of priority:

          (i) to the Fixed Rate Class A Certificates, the Fixed Rate Class A Principal Distribution Amount to be distributed in the priority and as provided in Section 4.04(d);

          (ii) to the Class MF-1 Certificates, the Class MF-1 Principal Distribution Amount;

          (iii) to the Class MF-2 Certificates, the Class MF-2 Principal Distribution Amount;

          (iv) to the Class BF Certificates, the Class BF Principal Distribution Amount; and

          (v) any remainder shall constitute part of the Fixed Rate Excess Cashflow for such Distribution Date.

          (d) On each Distribution Date, the Fixed Rate Class A Principal Distribution Amount allocated under Section 4.04(c)(i) to the Fixed Rate Class A Certificates is required to be further allocated by the Trustee to the Fixed Rate Class A Certificates in the following priority: first to the Class AF-6 Certificates, the Class AF-6 Principal Distribution Amount, and then the remainder sequentially to the Class AF-1, Class AF-2, Class AF-3 , Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order until the respective Certificate Principal Balances thereof are reduced to zero; provided that on any Distribution Date on which the Fixed Rate Class A Certificate Principal Balance is greater than the Stated Principal Balance as of such Distribution Date of the Fixed Rate Mortgage Loans, the Fixed Rate Class A Principal Distribution Amount will be distributed pro rata and not sequentially.

          (e) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of an amount equal to the Adjustable Rate Principal Distribution Amount in the following order of priority:

          (i) to the Class AV-1 Certificates, the Adjustable Rate Class A Principal Distribution Amount;

          (ii) to the Class MV-1 Certificates, the Class MV-1 Principal Distribution Amount;

          (iii) to the Class MV-2 Certificates, the Class MV-2 Principal Distribution Amount;

          (iv) to the Class BV Certificates, the Class BV Principal Distribution Amount; and

          (v) any remainder shall constitute part of the Adjustable Rate Excess Cashflow for such Distribution Date.

          (f) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of, first, the Fixed Rate Excess Cashflow and, second, of the Adjustable Rate Remainder Excess Cashflow, in the following order of priority:

          (i) for distribution as part of the Fixed Rate Principal Distribution Amount, the Fixed Rate Extra Principal Distribution Amount;

          (ii) to the Class MF-1 Certificates, the Class MF-1 Interest Carryforward Amount;

          (iii) to the Class MF-1 Certificates, the Class MF-1 Unpaid Realized Loss Amount;

          (iv) to the Class MF-2 Certificates, the Class MF-2 Interest Carryforward Amount;

          (v) to the Class MF-2 Certificates, the Class MF-2 Unpaid Realized Loss Amount;

          (vi) to the Class BF Certificates, the Class BF Interest Carryforward Amount;

          (vii) to the Class BF Certificates, the Class BF Unpaid Realized Loss Amount; and

          (viii) the remainder (except for amounts representing Adjustable Rate Remainder Excess Cashflow) shall constitute Fixed Rate Remainder Excess Cashflow and shall be allocated as provided in Section 4.04(f).

          (g) On each Distribution Date, the Trustee shall make the following allocations from the Distribution Account of, first, the Adjustable Rate Excess Cashflow and, second, of the Fixed Rate Remainder Excess Cashflow, in the following order of priority:

          (i) for distribution as part of the Adjustable Rate Principal Distribution Amount, the Adjustable Rate Extra Principal Distribution Amount;

          (ii) to the Class MV-1 Certificates, the Class MV-1 Interest Carryforward Amount;

          (iii) to the Class MV-1 Certificates, the Class MV-1 Unpaid Realized Loss Amount;

          (iv) to the Class MV-2 Certificates, the Class MV-2 Interest Carryforward Amount;

          (v) to the Class MV-2 Certificates, the Class MV-2 Unpaid Realized Loss Amount;

          (vi) to the Class BV Certificates, the Class BV Interest Carryforward Amount;

          (vii) to the Class BV Certificates, the Class BV Unpaid Realized Loss Amount; and

          (viii) the remainder (except for amounts representing Fixed Rate Remainder Excess Cashflow) shall constitute Adjustable Rate Remainder Excess Cashflow and shall be allocated as provided in Section 4.04(g).

          (h) On each Distribution Date the Trustee shall make the following allocations from the Distribution Account of the Fixed Rate Remainder Excess Cashflow in the following order of priority:

          (i) for allocation pursuant to Section 4.04(g);

          (ii) to the Fixed Rate Carryover Reserve Fund and then pro rata to the holders of the Fixed Rate Certificates in an amount equal to any Fixed Net Rate Carryover for such Class;

          (iii) to the Fixed Rate Carryover Reserve Fund, an amount equal to the Required Fixed Rate Carryover Reserve Fund Deposit;

          (iv) to the Class BF-IO Certificates, the Class BF-IO Distributable Amount; together with any amounts withdrawn from the Fixed Rate Carryover Reserve Fund for distribution to the Class BF-IO Certificates pursuant to
     Section 4.09(c) on such date;

          (v) to the Class BF-IO Certificates, the Class BF-IO Distributable Amount;

          (vi) to the Master Servicer, in payment of the Extra Master Servicing Fee pursuant to Section 4.08 hereof for such Distribution Date; and

          (vii) any remainder to the Class R Certificates.

          (i)On each Distribution Date the Trustee shall make the following allocations from the Distribution Account of the Adjustable Rate Remainder Excess Cashflow in the following order of priority:

          (i) for allocation pursuant to Section 4.04(f);

          (ii) to the Adjustable Rate Carryover Reserve Fund and then pro rata to the holders of the Adjustable Rate Certificates in an amount equal to any Adjustable Rate Certificate Carryover for such Class;

          (iii) to the Adjustable Rate Carryover Reserve Fund, an amount equal to the Required Adjustable Rate Carryover Reserve Fund Deposit; (iv) to the Class BV-IO Certificates, the Class BV-IO Distributable Amount; together with any amounts withdrawn from the Adjustable Rate Carryover Reserve Fund for distribution to the Class BV-IO Certificates pursuant to
     Section 4.08(c) and (d) on such date;

          (v) to the Master Servicer, in payment of the Extra Master Servicing Fee for such Distribution Date pursuant to Section 4.07 hereof; and

          (vi) any remainder to the Class R Certificates.

          (j) To the extent that any of the Class AF-4, Class AF-5 and Class AF-6 Certificates receive interest in excess of the Fixed Net Rate Cap, such interest shall be treated as having been paid to the Fixed Rate Carryover Reserve Fund and then paid by the Fixed Rate Carryover Reserve Fund to such Certificateholders. Amounts deposited to the Fixed Rate Carryover Reserve Fund pursuant to this clause and the preceding clauses (h)(ii) and (iii) shall be deemed to have been distributed first to the Class BF-IO Certificateholders for applicable tax purposes.

          (k) To the extent that a Class of Adjustable Rate Certificates receives interest in excess of the Weighted Maximum Rate Cap, such interest shall be treated as having been paid to the Adjustable Rate Carryover Reserve Fund and then paid by the Adjustable Rate Carryover Reserve Fund to such Certificateholders. Amounts deposited to the Adjustable Rate Carryover Reserve Fund pursuant to this clause and the preceding clauses (i)(ii) and (iii) shall be deemed to have been distributed first to the Class BV-IO Certificateholders for applicable tax purposes.

          (l) On each Distribution Date, the Trustee shall allocate the Applied Realized Loss Amount for the Fixed Rate Certificates to reduce the Certificate Principal Balances of the Fixed Rate Subordinated Certificates in the following order of priority:

          (i) to the Class BF Certificates until the Class BF Certificate Principal Balance is reduced to zero;

          (ii) to the Class MF-2 Certificates until the Class MF-2 Certificate Principal Balance is reduced to zero; and

          (iii) to the Class MF-1 Certificates until the Class MF-1 Certificate Principal Balance is reduced to zero.

          (m) On each Distribution Date, the Trustee shall allocate the Applied Realized Loss Amount for the Adjustable Rate Certificates to reduce the Certificate Principal Balances of the Adjustable Rate Subordinated Certificates in the following order of priority:

          (i) to the Class BV Certificates until the Class BV Certificate Principal Balance is reduced to zero;

          (ii) to the Class MV-2 Certificates until the Class MV-2 Certificate Principal Balance is reduced to zero; and

          (iii) to the Class MV-1 Certificates until the Class MV-1 Certificate Principal Balance is reduced to zero.

          (n) Subject to Section 9.02 hereof respecting the final distribution, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least 5 Business Days prior to the related Record Date and (ii) such Holder shall hold Regular Certificates with aggregate principal denominations of not less than $1,000,000 or evidencing a Percentage Interest aggregating 10% or more with respect to such Class or, if not, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register. Notwithstanding the foregoing, but subject to Section 9.02 hereof respecting the final distribution, distributions with respect to Certificates registered in the name of a Depository shall be made to such Depository in immediately available funds.

          On or before 5:00 p.m. Pacific time on the fifth Business Day following each Determination Date (but in no event later than 5:00 p.m. Pacific time on the third Business Day before the related Distribution Date), the Master Servicer shall deliver a report to the Trustee in the form of a computer readable magnetic tape (or by such other means as the Master Servicer and the Trustee may agree from time to time) containing such data and information as agreed to by the Master Servicer and the Trustee such as to permit the Trustee to prepare the Monthly Statement to Certificateholders and make the required distributions for the related Distribution Date (the "Remittance Report"). The Trustee shall, not later than 9:00 a.m. Pacific time on the Master Servicer Advance Date, other than any Master Servicer Advance Date relating to any Distribution Date on which the proceeds of any Optional Termination are being distributed, (i) furnish by telecopy a statement to the Master Servicer (the information in such statement to be made available to Certificateholders by the Trustee on request) setting forth the Fixed Rate Interest Funds, Fixed Rate Principal Funds, Adjustable Rate Interest Funds and Adjustable Rate Principal Funds for such Distribution Date and the amount to be withdrawn from the Certificate Account and (ii) determine (and notify the Master Servicer by telecopy of the results of such determination) the amount of Advances to be made by the Master Servicer in respect of the related Distribution Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance; provided further that any failure by the Trustee to notify the Master Servicer will not relieve the Master Servicer from any obligation to make any such Advances. The Trustee shall not be responsible to recompute, recalculate or verify information provided to it by the Master Servicer and shall be permitted to conclusively rely on any information provided to it by the Master Servicer.

          Section 4.05. Monthly Statements to Certificateholders.

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Holder of a Class of Certificates of the Trust Fund, the Master Servicer and the Depositor a statement setting forth for the Certificates:

          (i) the amount of the related distribution to Holders of each Class allocable to principal, separately identifying (A) the aggregate amount of any Principal Prepayments included therein, (B) the aggregate of all scheduled payments of principal included therein and (C) the Fixed Rate Extra Principal Distribution Amount (if any) and the Adjustable Rate Extra Principal Distribution Amount (if any);

          (ii) the amount of such distribution to Holders of each Class allocable to interest;

          (iii) the Class Certificate Principal Balance of each Class after giving effect (i) to all distributions allocable to principal on such Distribution Date and (ii) the allocation of any Applied Realized Loss Amounts for such Distribution Date;

          (iv) the aggregate of the Stated Principal Balance of the Mortgage Loans for each Loan Group for the following Distribution Date;

          (v) the related amount of the Servicing Fees paid to or retained by the Master Servicer;

          (vi) the Pass-Through Rate for each Class of Certificates with respect to the current Accrual Period;

          (vii) any Interest Carryforward Amount for each such Class;

          (viii) the Fixed Net Rate and the Adjustable Net Rate;

          (ix) the amount of Advances for each Certificate Group included in the distribution on such Distribution Date;

          (x) the cumulative amount of Applied Realized Loss Amounts for each Certificate Group to date;

          (xi) the number and aggregate principal amounts of Mortgage Loans in each Loan Group (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, and (B) in foreclosure and delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, in each case as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month in each Loan Group, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

          (xiii) the total number and principal balance of any REO Properties in each Loan Group as of the close of business on the Determination Date preceding such Distribution Date;

          (xiv) the Stated Principal Balance of all Liquidated Loans in each Loan Group;

          (xv) with respect to any Liquidated Loan in each Loan Group, the loan number and Stated Principal Balance relating thereto;

          (xvi) with respect to each Loan Group, whether a Trigger Event has occurred;

          (xvii) any Fixed Net Rate Carryover paid and any remaining Fixed Net Rate Carryover remaining on the Fixed Rate Certificates on such Distribution Date;

          (xviii) any Adjustable Rate Certificate Carryover paid and any remaining Adjustable Rate Certificate Carryover remaining on each Class of Adjustable Rate Certificates on such Distribution Date; and

          (xix) with respect to the second Distribution Date, the number and aggregate balance of any Delay Delivery Mortgage Loans not delivered within thirty (30) days after the Closing Date.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer. The Trustee will send a copy of each statement provided pursuant to this Section 4.05 to each Rating Agency.

          (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vi) of this Section
4.05 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          (d) Upon filing with the Internal Revenue Service, the Trustee shall furnish to the Holders of the Class R Certificates the Form 1066 and each Form 1066Q and shall respond promptly to written requests made not more frequently than quarterly by any Holder of Class R Certificates with respect to the following matters:

          (i) The original projected principal and interest cash flows on the Closing Date on each Class of regular and residual interests created hereunder and on the Mortgage Loans, based on the Prepayment Assumption;

          (ii) The projected remaining principal and interest cash flows as of the end of any calendar quarter with respect to each Class of regular and residual interests created hereunder and the Mortgage Loans, based on the Prepayment Assumption;

          (iii) The applicable Prepayment Assumption and any interest rate assumptions used in determining the projected principal and interest cash flows described above;

          (iv) The original issue discount (or, in the case of the Mortgage Loans, market discount) or premium accrued or amortized through the end of such calendar quarter with respect to each Class of regular or residual interests created hereunder and to the Mortgage Loans, together with each constant yield to maturity used in computing the same;

          (v) The treatment of losses realized with respect to the Mortgage Loans or the regular interests created hereunder, including the timing and amount of any cancellation of indebtedness income of the REMIC with respect to such regular interests or bad debt deductions claimed with respect to the Mortgage Loans;

          (vi) The amount and timing of any non-interest expenses of the REMIC; and

          (vii) Any taxes (including penalties and interest) imposed on the REMIC, including, without limitation, taxes on "prohibited transactions," "contributions" or "net income from foreclosure property" or state or local income or franchise taxes.

          The information pursuant to clauses (i), (ii), (iii) and (iv) above shall be provided by the Depositor pursuant to Section 8.11.

          Section 4.06. REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, and REMIC 4
                        Allocations.

          (a) The initial principal balances of the Class T1-F1, Class T1-F2, and Class T1-F3 Interests shall equal 98%, 1%, and 1%, respectively, of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date. On each Distribution Date, 98% of all Fixed Rate Principal Funds for the related Due Period shall be allocated to the Class T1-F1 Interest. Remaining amounts of Fixed Rate Principal Funds for the related Due Period shall be allocated first to the Class T1-F3 Interest up to an amount equal to 2% of any amount that represents a Fixed Rate Adjusted Overcollateralization Release Amount with respect to such Distribution Date and then equally between the Class T1-F2 and Class T1-F3 Interests. Interest accruing on the Class T1-F3 Interest in respect of each Distribution Date in an amount equal to 1% of the increase in the Fixed Rate Adjusted Overcollateralization Amount from the immediately preceding Distribution Date shall be deferred and added to the principal balance of the Class T1-F3 Interest. The amount of interest accrued and deferred on the Class T1-F3 Interest in accordance with the preceding sentence in respect of each Distribution Date shall be distributed as principal on such date to the Class T1-F2 Interest.

          (b) On each Distribution Date, Realized Losses with respect to the Fixed Rate Mortgage Loans for such date shall be allocated 98% to the Class T1-F1 Interest. The remaining 2% of such Realized Losses shall be allocated to the Class T1-F3 Interest to the extent that the principal balance of the Class T1-F3 Interest exceeds 1% of the aggregate of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of such date and then equally between the Class T1-F2 and Class T1-F3 Interests.

          (c) The initial principal balances of the Class T1-V1, Class T1-V2, and Class T1-V3 Interests shall equal 98%, 1%, and 1%, respectively, of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date. On each Distribution Date, 98% of all Adjustable Rate Principal Funds for the related Due Period shall be allocated to the Class T1-V1 Interest. Remaining amounts of Adjustable Rate Principal Funds for the related Due Period shall be allocated first to the Class T1-V3 Interest up to an amount equal to 2% of any amount that represents an Adjustable Rate Adjusted Overcollateralization Release Amount with respect to such Distribution Date and then equally between the Class T1-V2 and Class T1-V3 Interests. Interest accruing on the Class T1-V3 Interest in respect of each Distribution Date in an amount equal to 1% of the increase in the Adjustable Rate Adjusted Overcollateralization Amount from the immediately preceding Distribution Date shall be deferred and added to the principal balance of the Class T1-V3 Interest. The amount of interest accrued and deferred on the Class T1-V3 Interest in accordance with the preceding sentence in respect of each Distribution Date shall be distributed as principal on such date to the Class T1-V2 Interest.

          (d) On each Distribution Date, Realized Losses with respect to the Adjustable Rate Mortgage Loans for such date shall be allocated 98% to the Class T1-V1 Interest. The remaining 2% of such Realized Losses shall be allocated to the Class T1-V3 Interest to the extent that the principal balance of the Class T1-V3 Interest exceeds 1% of the aggregate of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of such date and then equally between the Class T1-V2 and Class T1-V3 Interests.

          (e) The initial principal balances of the Class T2-F1, Class T2-F2, and Class T2-F3 Interests shall equal 98%, 1%, and 1%, respectively, of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of the Cut-off Date. The Class T2-F4 Interest shall not have a principal balance. On each Distribution Date, 98% of all Fixed Rate Principal Funds for the related Due Period shall be allocated to the Class T2-F1 Interest. Remaining amounts of Fixed Rate Principal Funds for the related Due Period shall be allocated first to the Class T2-F3 Interest up to an amount equal to 2% of any amount that represents a Fixed Rate Adjusted Overcollateralization Release Amount with respect to such Distribution Date and then equally between the Class T2-F2 and Class T2-F3 Interests. Interest accruing on the Class T2-F3 Interest in respect of each Distribution Date in an amount equal to 1% of the increase in the Fixed Rate Adjusted Overcollateralization Amount from the immediately preceding Distribution Date shall be deferred and added to the principal balance of the Class T2-F3 Interest. The amount of interest accrued and deferred on the Class T2-F3 Interest in accordance with the preceding sentence in respect of each Distribution Date shall be distributed as principal on such date to the Class T2-F2 Interest.

          (f) On each Distribution Date, Realized Losses with respect to the Fixed Rate Mortgage Loans for such date shall be allocated 98% to the Class T2-F1 Interest. The remaining 2% of such Realized Losses shall be allocated to the Class T2-F3 Interest to the extent that the principal balance of the Class T2-F3 Interest exceeds 1% of the aggregate of the Stated Principal Balance of the Fixed Rate Mortgage Loans as of such date and then equally between the Class T2-F2 and Class T2-F3 Interests.

          (g) The initial principal balances of the Class T2-V1, Class T2-V2, and Class T2-V3 Interests shall equal 98%, 1%, and 1%, respectively, of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date. The Class T2-V4 Interest shall not have a principal balance. On each Distribution Date, 98% of all Adjustable Rate Principal Funds for the related Due Period shall be allocated to the Class T2-V1 Interest. Remaining amounts of Adjustable Rate Principal Funds for the related Due Period shall be allocated first to the Class T2-V3 Interest up to an amount equal to 2% of any amount that represents an Adjustable Rate Adjusted Overcollateralization Release Amount with respect to such Distribution Date and then equally between the Class T2-V2 and Class T2-V3 Interests. Interest accruing on the Class T2-V3 Interest in respect of each Distribution Date in an amount equal to 1% of the increase in the Adjustable Rate Adjusted Overcollateralization Amount from the immediately preceding Distribution Date shall be deferred and added to the principal balance of the Class T2-V3 Interest. The amount of interest accrued and deferred on the Class T2-V3 Interest in accordance with the preceding sentence in respect of each Distribution Date shall be distributed as principal on such date to the Class T2-V2 Interest.

          (h) On each Distribution Date, Realized Losses with respect to the Adjustable Rate Mortgage Loans for such date shall be allocated 98% to the Class T2-V1 Interest. The remaining 2% of such Realized Losses shall be allocated to the Class T2-V3 Interest to the extent that the principal balance of the Class T2-V3 Interest exceeds 1% of the aggregate of the Stated Principal Balance of the Adjustable Rate Mortgage Loans as of such date and then equally between the Class T2-V2 and Class T2-V3 Interests.

          (i) On each Distribution Date, the Class T3-F1, Class T3-F2, Class T3-F3, Class T3-F4, Class T3-F5, Class T3-F6, Class T3-F7, Class T3-F8, Class T3-F9, Class T3-V1, Class T3-V2, Class T3-V3 and Class T3-V4 Interests shall be entitled to receive principal distributions that correspond to the principal distributions on the corresponding class of Interests in REMIC 4 (the Class T4-F1, Class T4-F2, Class T4-F3, Class T4-F4, Class T4-F5, Class T4-F6, Class T4-F7, Class T4-F8, Class T4-F9, Class T4-V1, Class T4-V2, Class T4-V3, and Class T4-V4 Interests, respectively).

          (j) On each Distribution Date, interest that accrues with respect to the Class T3-F10, Class T3-F11 and Class T3-F12 Interests shall be distributed as principal on the Class T3-F1, Class T3-F2, Class T3-F3, Class T3-F4, Class T3-F5, Class T3-F6, Class T3-F7, Class T3-F8 and Class T3-F9 Interests to achieve the Fixed Rate Specified Overcollateralization Amount for such Distribution Date, and to the extent not needed for this purpose, shall be distributed as principal on the Class T3-V1, Class T3-V2, Class T3-V3, and Class T3-V4 Interests to achieve the Fixed Rate Specified Overcollateralization Amount for such Distribution Date, and to the extent not needed for either purpose, shall be distributed with respect to the Class T3-F10, Class T3-F11 and Class T3-F12 Interests in proportion to their entitlements to current and accrued undistributed interest. On each Distribution Date, interest that accrues with respect to the Class T3-V5, Class T3-V6, and Class T3-V7 Interests shall be distributed as principal on the Class T3-V1, Class T3-V2, Class T3-V3, and Class T3-V4 Interests to achieve the Adjustable Rate Specified Overcollateralization Amount for such Distribution Date, and to the extent not needed for this purpose, shall be distributed as principal on the Class T3-F1, Class T3-F2, Class T3-F3, Class T3-F4, Class T3-F5, Class T3-F6, Class T3-F7, Class T3-F8, and Class T3-F9 Interests to achieve the Adjustable Rate Specified Overcollaterization Amount for such Distribution Date, and to the extent not needed for either purpose, shall be distributed with respect to the Class T3-V5, Class T3-V6, and Class T3-V7 Interests in proportion to their entitlements to current and accrued undistributed interest. Interest that accrues on the Class T3-F10, Class T3-F11, Class T3-F12, Class T3-V5, Class T3-V6, and Class T3-V7 Interests shall not itself bear interest.

          Notwithstanding any provision herein, on any Distribution Date, (1) in no event shall the interest that accrues with respect to the Class T3-V5, Class T3-V6, and Class T3-V7 Interests that is distributed as principal on the Class T3-F1, Class T3-F2, Class T3-F3, Class T3-F4, Class T3-F5, Class T3-F6, Class T3-F7, Class T3-F8, and Class T3-F9 Interests to achieve the Fixed Rate Specified Overcollateralization Amount for such Distribution Date exceed an amount equal to the difference between (a) the product of (i) the aggregate of the principal balances of the Fixed Rate Mortgage Loans and (ii) the related Fixed Rate Net Rate and (b) the amount of interest accruing on the Class T3-F10, Class T3-F11, and Class T3-F12 Interests for such Distribution Date and
(2) in no event shall the interest that accrues with respect to the Class T3-F10, Class T3-F11, and Class T3-F12 Interests that is distributed as principal on the Class T3-V1, Class T3-V2, Class T3-V3 and Class T3-V4 Interests to achieve the Adjustable Rate Specified Overcollateralization Amount for such Distribution Date exceed an amount equal to the difference between (a) the product of (i) the aggregate of the principal balances of the Adjustable Rate Mortgage Loans and (ii) the related Adjustable Net Rate and (b) the amount of interest accruing on the Class T3-V5, Class T3-V6 and Class T3-V7 Interests for such Distribution Date.

          (k) On each Distribution Date, Realized Losses with respect to the Fixed Rate Mortgage Loans shall be allocated as follows:

         FIRST, to the Class T3-F1 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-F1 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         SECOND, to the Class T3-F2 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-F2 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         THIRD, to the Class T3-F3 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-F3 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         FOURTH, to the Class T3-F4 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-F4 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         FIFTH, to the Class T3-F5 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-F5 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         SIXTH, to the Class T3-F6 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-F6 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         SEVENTH, to the Class T3-F7 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-F7 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         EIGHTH, to the Class T3-F8 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-F8 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         NINTH, to the Class T3-F9 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-F9 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         TENTH, proportionately to the accrued interest balances of the Class T3-F10, Class T3-F11, Class T3-F12 Interests; and

         ELEVENTH, in a manner that will cause any amount due on each REMIC 3 Regular Interest to equal the amount due on the corresponding Class of REMIC 4 Regular Interests.

          (l) On each Distribution Date, Realized Losses with respect to the Adjustable Rate Mortgage Loans shall be allocated as follows:

         FIRST, to the Class T3-V1 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-V1 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         SECOND, to the Class T3-V2 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-V2 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         THIRD, to the Class T3-V3 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-V3 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         FOURTH, to the Class T3-V4 Interest to the extent that its principal balance exceeds the principal balance of the Class T4-V4 Interest on such Distribution Date (after giving effect to any distributions made on such date);

         FIFTH, proportionately to the accrued interest balances of the Class T3-V5, Class T3-V6, Class T3-V7 Interests; and

         SIXTH, in a manner that will cause any amount due on each REMIC 3 Regular Interests to equal the amount due on the corresponding Class of REMIC 4 Regular Interests.

          (m) On each Distribution Date, the Class T4-F1, Class T4-F2, Class T4-F3, Class T4-F4, Class T4-F5, Class T4-F6, Class T4-F7, Class T4-F8, Class T4-F9, Class T4-V1, Class T4-V2, Class T4-V3, and Class T4-V4 Interests shall be entitled to receive distributions of principal and interest equal to the principal and interest distributions required to be paid with respect to the corresponding Class of Certificates (determined as if the distributions on the Certificates were computed without regard to the amounts distributed under
Section 4.04(i) hereof from the Carryover Reserve Fund). On each Distribution Date, interest that accrues with respect to the Class T4-F10, Class T4-F11, Class T4-F12, Class T4-F13, Class T4-F14, Class T4-F15, Class T4-F16, Class T4-F17 and Class T4-F18, during the related Accrual Period shall be distributed as Fixed Rate Excess Cashflow and Fixed Rate Remainder Excess Cashflow in accordance with Section 4.04 (f), (g) and (h), and interest that accrues with respect to the Class T4-V5, Class T4-V6, Class T4-V7, and Class T4-V8 Interests during the related Accrual Period shall be distributed as Adjustable Rate Excess Cashflow and as Adjustable Rate Remainder Excess Cashflow in accordance with Section 4.04(f), (g) and (i) hereof. Interest that accrues on the Class T4-F10, Class T4-F11, Class T4-F12, Class T4-F13, Class T4-F14, Class T4-F15, Class T4-F16, Class T4-F17, Class T4-F18, Class T4-V5, Class T4-V6, Class T4-V7, and Class T4-V8 Interests shall not itself bear interest.

          (n) On each Distribution Date, the Applied Realized Loss Amount for the Fixed Rate Certificates and the Applied Realized Loss Amount for the Adjustable Rate Certificates shall be allocated among the REMIC 4 Regular Interests in accordance with the allocations provided in Section 4.04 (k) and
(l) hereof for the corresponding classes of Certificates.

          Section 4.07. Extra Master Servicing Fee.

          (a) REMIC 4 shall pay to the Master Servicer the Extra Master Servicing Fee as an additional fee for services rendered as Master Servicer. Such fee shall be due and payable on any Distribution Date only to the extent their are amounts remaining after all amounts required to be distributed with respect to the REMIC 4 Regular Interests have been made for that Distribution Date. Furthermore, if for any Distribution Date an amount would be required to be paid from the Carryover Reserve Fund pursuant to Section 4.04(j), the Master Servicer shall make an advance to the Carryover Reserve Fund in the amount of any Extra Master Servicing Fee due for that Distribution Date.

          (b) With respect to each Distribution Date, the Extra Master Servicing Fee shall equal the sum of the following:

          (i) an amount equal to the product of the Class AF-1 Pass-Through Rate for such Distribution Date and the excess of the Class T3-F1 Interest principal balance over the Class T4-F1 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date);

          (ii) an amount equal to the product of the Class AF-2 Pass-Through Rate for such Distribution Date and the excess of the Class T3-F2 Interest principal balance over the Class T4-F2 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date);

          (iii) an amount equal to the product of the Class AF-3 Pass-Through Rate for such Distribution Date and the excess of the Class T3-F3 Interest principal balance over the Class T4-F3 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date);

          (iv) an amount equal to the product of the Class AF-4 Pass-Through Rate for such Distribution Date and the excess of the Class T3-F4 Interest principal balance over the Class T4-F4 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date);

          (v) an amount equal to the product of the Class AF-5 Pass-Through Rate for such Distribution Date and the excess of the Class T3-F5 Interest principal balance over the Class T4-F5 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date);

          (vi) an amount equal to the product of the Class AF-6 Pass-Through Rate for such Distribution Date and the excess of the Class T3-F6 Interest principal balance over the Class T4-F6 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date);

          (vii) an amount equal to the product of the Class MF-1 Pass-Through Rate for such Distribution Date and the excess of the Class T3-F7 Interest principal balance over the Class T4-F7 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date);

          (viii) an amount equal to the product of the Class MF-2 Pass-Through Rate for such Distribution Date and the excess of the Class T3-F8 Interest principal balance over the Class T4-F8 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date);

          (ix) an amount equal to the product of the Class AV-1 Pass-Through Rate for such Distribution Date and the excess of the Class T3-V1 Interest principal balance over the Class T4-V1 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date);

          (x) an amount equal to the product of the Class MV-1 Pass-Through Rate for such Distribution Date and the excess of the Class T3-V2 Interest principal balance over the Class T4-V2 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date); and

          (xi) an amount equal to the product of the Class MV-2 Pass-Through Rate for such Distribution Date and the excess of the Class T3-V3 Interest principal balance over the Class T4-V3 Interest principal balance (before giving effect to any reductions of such balances on such Distribution
     Date).

All amounts received by the Servicer in respect of the Extra Master Servicing Fee will be deposited into the Carryover Reserve Fund.

          Section 4.08. Fixed Rate Carryover Reserve Fund.

          (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Fixed Rate Certificates, the Fixed Rate Carryover Reserve Fund. The Fixed Rate Carryover Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

          (b) On each Distribution Date on which the Net Excess Spread is less than 0.25%, the Trustee shall transfer from the Distribution Account to the Fixed Rate Carryover Reserve Fund pursuant to Sections 4.04(h)(ii) the Required Fixed Rate Carryover Reserve Fund Deposit.

          (c) The Trustee shall make withdrawals from the Fixed Rate Carryover Reserve Fund to make distributions pursuant to Section 4.04(h) hereof, and shall withdraw from the Fixed Rate Carryover Reserve Fund on any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25% an amount equal to the amount of funds on deposit in the Fixed Rate Carryover Reserve Fund in excess of $5,000 and distribute such excess to the Class BF-IO Certificateholders PRO RATA in accordance with their respective Percentage Interests. Funds withdrawn from the Fixed Rate Carryover Reserve Fund may not be applied pursuant to any other subsection of Section 4.04 other than as expressly provided for in this Section 4.08(c).

          (d) Funds in the Fixed Rate Carryover Reserve Fund may be invested in Permitted Investments. Any earnings on such amounts shall be payable to the Class BF-IO Certificates. The Class BF-IO Certificates shall evidence ownership of the Fixed Rate Carryover Reserve Fund for federal tax purposes and shall direct the Trustee in writing as to the investment of amounts therein.

          (e) Upon termination of the Trust Fund, any amounts remaining in the Fixed Rate Carryover Reserve Fund shall be distributed to the Holders of the Class BF-IO Certificates in the same manner as if distributed pursuant to
Section 4.04(h) hereof.

          Section 4.09. Adjustable Rate Carryover Reserve Fund.

          (a) On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the Holders of the Adjustable Rate Certificates, the Adjustable Rate Carryover Reserve Fund. The Adjustable Rate Carryover Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trustee pursuant to this Agreement.

          (b) On each Distribution Date on which the Net Excess Spread is less than 0.25%, the Trustee shall transfer from the Distribution Account to the Adjustable Rate Carryover Reserve Fund pursuant to Sections 4.04(i)(ii) the Required Adjustable Rate Carryover Reserve Fund Deposit.

          (c) The Trustee shall make withdrawals from the Adjustable Rate Carryover Reserve Fund to make distributions pursuant to Section 4.04(i) hereof, and shall withdraw from the Adjustable Rate Carryover Reserve Fund on any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25% an amount equal to the amount of funds on deposit in the Adjustable Rate Carryover Reserve Fund in excess of $5,000 and distribute such excess to the Class BV-IO Certificateholders PRO RATA in accordance with their respective Percentage Interests. Funds withdrawn from the Adjustable Rate Carryover Reserve Fund may not be applied pursuant to any other subsection of Section
4.04 other than as expressly provided for in this Section 4.08(c).

          (d) Funds in the Adjustable Rate Carryover Reserve Fund may be invested in Permitted Investments. Any earnings on such amounts shall be payable to the Class BV-IO Certificates. The Class BV-IO Certificates shall evidence ownership of the Adjustable Rate Carryover Reserve Fund for federal tax purposes and shall direct the Trustee in writing as to the investment of amounts therein.

          (e) Upon termination of the Trust Fund, any amounts remaining in the Adjustable Rate Carryover Reserve Fund shall be distributed to the Holders of the Class BV-IO Certificates in the same manner as if distributed pursuant to
Section 4.04(i) hereof.

                                   ARTICLE V.

                                THE CERTIFICATES

          Section 5.01. The Certificates.

          The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum dollar denominations, integral dollar multiples in excess thereof (except that one Certificate in of each Class may be issued in a different amount which must be in excess of the applicable minimum dollar denomination) and aggregate dollar denominations as set forth in the following table:

                                                           Integral                            Original
                                                           Multiples                          Certificate
                             Minimum                     in Excess of                          Principal
      Class               Denomination                      Minimum                             Balance
------------------    ----------------------    --------------------------------    --------------------------------
      AF-1                   $25,000                        $1,000                           $49,806,000
      AF-2                   $25,000                        $1,000                           $12,734,000
      AF-3                   $25,000                        $1,000                           $19,803,000
      AF-4                   $25,000                        $1,000                            $9,950,000
      AF-5                   $25,000                        $1,000                            $9,199,000
      AF-6                   $25,000                        $1,000                            $8,880,000
      MF-1                   $25,000                        $1,000                            $6,660,000
      MF-2                   $25,000                        $1,000                            $5,075,000
       BF                    $25,000                        $1,000                            $4,757,000
      BF-IO                    N/A                            N/A                                 N/A
      AV-1                   $25,000                        $1,000                          $142,420,000
      MV-1                   $25,000                        $1,000                           $12,011,000
      MV-2                   $25,000                        $1,000                            $7,722,000
       BV                    $25,000                        $1,000                            $9,437,000
      BV-IO                    N/A                            N/A                                 N/A
       R-1                   0.001%                           N/A                                 N/A
       R-2                   99.999%                          N/A                                 N/A

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such authentication and delivery. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form set forth as attached hereto executed by the Trustee by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

          Section 5.02. Certificate Register; Registration of Transfer and
                        Exchange of Certificates.

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.09 hereof, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and
(c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of Transfers and exchanges of Certificates as herein provided. Upon surrender for registration of Transfer of any Certificate, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and of like aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates that the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of Transfer or exchange shall be accompanied by a written instrument of Transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

          No service charge to the Certificateholders shall be made for any registration of Transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any Transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of Transfer or exchange shall be canceled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) No Transfer of a Class B-IO or Class R Certificate shall be made unless such Transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a Transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such Transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the Transfer in substantially the forms set forth in Exhibit J (the "Transferor Certificate") and (x) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (y) there shall be delivered to the Trustee an opinion of counsel that such Transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Depositor, the Seller, the Master Servicer or the Trustee. The Depositor shall provide to any Holder of a Class B-IO or Class R Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for Transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Class B-IO or Class R Certificate desiring to effect such Transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Seller and the Master Servicer against any liability that may result if the Transfer is not so exempt or is not made in accordance with such federal and state laws.

          No Transfer of an ERISA Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, or a Person acting on behalf of any such plan or using the assets of any such plan, (ii) except in the case of the Class B-IO Certificates and Class R Certificates, if such purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an opinion of counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement, which opinion of counsel shall not be an expense of the Trustee or the Master Servicer. For purposes of clause
(i) of the preceding sentence, such representation shall be deemed to have been made to the Trustee by the transferee's acceptance of an ERISA Restricted Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any such Class of ERISA Restricted Certificates) unless the Trustee shall have received from the transferee an alternative representation acceptable in form and substance to the Master Servicer and the Depositor. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code without the delivery to the Trustee and the Master Servicer of an opinion of counsel satisfactory to the Trustee and the Master Servicer as described above shall be void and of no effect; provided that the restriction set forth in this sentence shall not be applicable if there has been delivered to the Trustee and the Master Servicer an opinion of counsel meeting the requirements of clause
(iii) of the first sentence of this paragraph. The Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements. The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA Restricted Certificate that was in fact an employee benefit plan subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a Person acting on behalf of any such plan at the time it became a Holder or, at such subsequent time as it became such a plan or Person acting on behalf of such a plan, all payments made on such ERISA Restricted Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a plan or Person acting on behalf of a plan.

          (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

          (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

          (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by Section 5.02(b) and this
     Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Master Servicer shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer to the effect that the elimination of such restrictions will not cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 shall not be an expense of the Trust Fund, the Trustee, the Depositor, the Seller or the Master Servicer.

          Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates.

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and of the ownership thereof and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. All Certificates surrendered to the Trustee under the terms of this Section 5.03 shall be canceled and destroyed by the Trustee in accordance with its standard procedures without liability on its part.

          Section 5.04. Persons Deemed Owners.

          The Master Servicer, the Trustee and any agent of the Master Servicer or the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

          Section 5.05. Access to List of Certificateholders' Names and
                        Addresses.

          If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication that such Certificateholders propose to transmit or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of the Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          Section 5.06. Book-Entry Certificates.

          The Regular Certificates (other than the Class B-IO Certificates), upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to the Depository by or on behalf of the Depositor. Such Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner of such Certificates will receive a definitive certificate representing such Certificate Owner's interest in such Certificates, except as provided in Section 5.08. Unless and until definitive, fully registered Certificates ("Definitive Certificates") have been issued to the Certificate Owners of such Certificates pursuant to Section 5.08:

          (a) the provisions of this Section shall be in full force and effect;

          (b) the Depositor, the Master Servicer and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representative of the respective Certificate Owners of such Certificates;

          (c) registration of the Book-Entry Certificates may not be transferred by the Trustee except to another Depository;

          (d) the rights of the respective Certificate Owners of such Certificates shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between the Owners of such Certificates and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 5.08, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Certificates to such Depository Participants;

          (e) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants;

          (f) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants; and

          (g) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of any Class of Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Book-Entry Certificates evidencing the requisite percentage of principal amount of such Class of Certificates.

          Section 5.07. Notices to Depository.

          Whenever any notice or other communication is required to be given to Certificateholders of the Class with respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the Depository.

          Section 5.08. Definitive Certificates.

          If, after Book-Entry Certificates have been issued with respect to any Certificates, (a) the Depositor advises the Trustee that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Certificates and the Trustee or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its sole option, advises the Trustee that it elects to terminate the book-entry system with respect to such Certificates through the Depository or (c) after the occurrence and continuation of an Event of Default, Certificate Owners of such Book-Entry Certificates having not less than 51% of the Voting Rights evidenced by any Class of Book-Entry Certificates advise the Trustee and the Depository in writing through the Depository Participants that the continuation of a book-entry system with respect to Certificates of such Class through the Depository (or its successor) is no longer in the best interests of the Certificate Owners of such Class, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners of such Class requesting the same. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon surrender to the Trustee of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and each may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

          Section 5.09. Maintenance of Office or Agency.

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices at 101 Barclay Street, Floor 12E, New York, New York 10286, Attention: Corporate Trust MBS Administration, as offices for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                  ARTICLE VI.

               THE DEPOSITOR, THE MASTER SERVICER AND THE SELLER

          Section 6.01. Respective Liabilities of the Depositor, the Master
                        Servicer and the Seller.

          The Depositor, the Master Servicer and the Seller shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          Section 6.02. Merger or Consolidation of the Depositor, the Master
                        Servicer or the Seller.

          The Depositor, the Master Servicer and the Seller will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the States thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor, the Master Servicer or the Seller may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Master Servicer or the Seller shall be a party, or any person succeeding to the business of the Depositor, the Master Servicer or the Seller, shall be the successor of the Depositor, the Master Servicer or the Seller, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

          Section 6.03. Limitation on Liability of the Depositor, the Seller,
                        the Master Servicer and others.

          None of the Depositor, the Seller, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided that this provision shall not protect the Depositor, the Seller, the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Master Servicer or any such Person from any liability that would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and that in its opinion may involve it in any expense or liability; provided that any of the Depositor, the Seller or the Master Servicer may, in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be, expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 3.08 hereof.

          Section 6.04. Limitation on Resignation of Master Servicer.

          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer to such appointment shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

          Section 6.05. Errors and Omissions Insurance; Fidelity Bonds.

          The Master Servicer shall, for so long as it acts as servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall use its reasonable best efforts to obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

                                  ARTICLE VII.

                    DEFAULT; TERMINATION OF MASTER SERVICER

          Section 7.01. Events of Default.

          "Event of Default," wherever used herein, means any one of the following events:

          (i) any failure by the Master Servicer to deposit in the Certificate Account or the Distribution Account or remit to the Trustee any payment (excluding a payment required to be made under Section 4.01 hereof) required to be made under the terms of this Agreement (other than its obligation to make Advances hereunder (which is included in clause (ii) below)), which failure shall continue unremedied for five calendar days and, with respect to a payment required to be made under Section 4.01 hereof, for one calendar day, after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Trustee and the Master Servicer by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

          (ii) any failure by the Master Servicer or, so long as the Master Servicer is also the Seller, the Seller to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement (including its obligations to make Advances hereunder) or any representation or warranty shall prove to be untrue, which failure or breach shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; provided that the sixty-day cure period shall not apply to the initial delivery of the Mortgage File for Delay Delivery Mortgage Loans nor the failure to repurchase or substitute in lieu thereof; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

          (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

          (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

          If an Event of Default shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee shall, but only at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance described in Section 4.01 hereof subject to
Section 3.04 hereof. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans. The Trustee shall promptly notify the Rating Agencies of the occurrence of an Event of Default.

          Notwithstanding any termination of the activities of a Master Servicer hereunder, such Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan that was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.08(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          Section 7.02. Trustee to Act; Appointment of Successor.

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 hereof, the Trustee shall, to the extent provided in Section 3.04, be the successor to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all fees, costs and expenses relating to the Mortgage Loans that the Master Servicer would have been entitled to if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01 hereof, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to Section 4.01 hereof or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor Master Servicer shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing, that has a net worth of at least $15,000,000, and that is willing to service the Mortgage Loans and executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, that contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section
6.03 hereof incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; and provided further that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. No appointment of a successor to the Master Servicer hereunder shall be effective until the Trustee shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder. The Trustee shall not resign as servicer until a successor servicer has been appointed and has accepted such appointment. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to
Section 3.04 hereof, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided that no such compensation shall be in excess of that permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to the Master Servicer as servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as servicer maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 6.05.

          Section 7.03. Notification to Certificateholders.

          (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                                 ARTICLE VIII.

                             CONCERNING THE TRUSTEE

          Section 8.01. Duties of Trustee.

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

          (i) prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable, individually or as Trustee, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

          (ii) the Trustee shall not be liable, individually or as Trustee, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was grossly negligent or acted in bad faith or with willful misfeasance; and

          (iii) the Trustee shall not be liable, individually or as Trustee, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of each Class of Certificates evidencing not less than 25% of the Voting Rights of such Class relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          Section 8.02. Certain Matters Affecting the Trustee.

          (a) Except as otherwise provided in Section 8.01:

          (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) the Trustee shall not be liable, individually or as Trustee, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (iv) prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of each Class of Certificates evidencing not less than 25% of the Voting Rights of such Class;

          (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

          (vi) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

          (vii) the Trustee shall not be liable, individually or as Trustee, for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

          (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

          (ix) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

          (b) All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by the Trustee without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of the Certificates, subject to the provisions of this Agreement.

          Section 8.03. Trustee Not Liable for Mortgage Loans.

          The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of any Mortgage Loan or related document other than with respect to the Trustee's execution and authentication of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

          Section 8.04. Trustee May Own Certificates.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          Section 8.05. Master Servicer to Pay Trustee's Fees and Expenses.

          The Master Servicer covenants and agrees (i) to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing by the Master Servicer and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and (ii) to pay or reimburse the Trustee, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Trustee on behalf of the Trust Fund in accordance with any of the provisions of this Agreement (including, without limitation: (A) the reasonable compensation and the expenses and disbursements of its counsel, but only for representation of the Trustee acting in its capacity as Trustee hereunder and (B) to the extent that the Trustee must engage persons not regularly in its employ to perform acts or services on behalf of the Trust Fund, which acts or services are not in the ordinary course of the duties of a trustee, paying agent or certificate registrar, in the absence of a breach or default by any party hereto, the reasonable compensation, expenses and disbursements of such persons, except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (i) incurred in connection with any legal action relating to this Agreement or the Certificates, or in connection with the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder or by reason of reckless disregard of the Trustee's obligations and duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.

          Section 8.06. Eligibility Requirements for Trustee.

          The Trustee hereunder shall, at all times, be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating that would not cause any of the Rating Agencies to reduce their respective ratings of any Class of Certificates below the ratings issued on the Closing Date (or having provided such security from time to time as is sufficient to avoid such reduction). If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07 hereof. The corporation or national banking association serving as Trustee may have normal banking and trust relationships with the Depositor, the Seller and the Master Servicer and their respective affiliates; provided that such corporation cannot be an affiliate of the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          Section 8.07. Resignation and Removal of Trustee.

          The Trustee may at any time resign and be discharged from the trusts hereby created by (1) giving written notice of resignation to the Depositor and the Master Servicer and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register and each Rating Agency, not less than 60 days before the date specified in such notice when, subject to Section 8.08, such resignation is to take effect, and (2) acceptance of appointment by a successor trustee in accordance with Section 8.08 and meeting the qualifications set forth in
Section 8.06. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 hereof and shall fail to resign after written request thereto by the Depositor, (ii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or
(iii)(A) a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located, (B) the imposition of such tax would be avoided by the appointment of a different trustee and (C) the Trustee fails to indemnify the Trust Fund against such tax, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee, one copy of which shall be delivered to the Master Servicer and one copy of which shall be delivered to the successor trustee.

          The Holders evidencing at least 51% of the Voting Rights of each Class of Certificates may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered by the successor Trustee to the Master Servicer one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the Successor Trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08 hereof.

          Section 8.08. Successor Trustee.

          Any successor trustee appointed as provided in Section 8.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.

          No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          Section 8.09. Merger or Consolidation of Trustee.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 8.10. Appointment of Co-Trustee or Separate Trustee.

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. The Trustee shall be ultimately liable for the actions of any co-trustee. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 8.11. Tax Matters.

          It is intended that the Trust Fund shall constitute, and that the affairs of the Trust Fund shall be conducted so that REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, and REMIC 4 qualify as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Trust Fund and that in such capacity it shall: (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each of REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, and REMIC 4, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code for the Trust Fund; (c) make or cause to be made elections, on behalf of REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, and REMIC 4 to be treated as a REMIC on the federal tax return of the REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, and REMIC 4 for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Class R Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, or REMIC 4 as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, or REMIC 4; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal, state and local taxes, including prohibited transaction taxes as described below, imposed on REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, or REMIC 4 prior to the termination of the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) sign or cause to be signed federal, state or local income tax or information returns; (j) maintain records relating to the REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, or REMIC 4, including but not limited to the income, expenses, assets and liabilities of REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, or REMIC 4, and the fair market value and adjusted basis of the Trust Fund property determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of a REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, or REMIC 4 , enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of the REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, or REMIC 4 in relation to any tax matter involving the REMIC 1F, REMIC 1V, REMIC 2, REMIC 3, or REMIC 4.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within 10 days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor, any such additional information or data that the Trustee may, from time to time, request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          In the event that any tax is imposed on "prohibited transactions" of the Trust Fund as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contribution to the Trust Fund after the startup day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any federal, state or local tax or minimum tax imposed upon the Trust Fund pursuant to Sections 23153 and 24872 of the California Revenue and Taxation Code if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) (x) the Master Servicer, in the case of any such minimum tax, and (y) any party hereto (other than the Trustee) to the extent any such other tax arises out of or results from a breach by such other party of any of its obligations under this Agreement or (iii) in all other cases, or in the event that any liable party here fails to honor its obligations under the preceding clauses (i) or
(ii), any such tax will be paid first with amounts otherwise to be distributed to the Class R Certificateholders and the Class B-IO Certificateholders (pro rata), and second with amounts otherwise to be distributed to all other Certificateholders in the following order of priority: first, to the Class BF and Class BV Certificates (pro rata), second, to the Class MF-2 and MV-2 Certificates (pro rata), third, to the Class MF-1 and MV-1 Certificates (pro rata), and fourth, to the Fixed Rate Class A Certificates and the Class AV-1 Certificates (pro rata). Notwithstanding anything to the contrary contained herein, to the extent that such tax is payable by the Class R Certificates, the Trustee is hereby authorized to retain on any Distribution Date, from the Holders of the Class R Certificates (and, if necessary, second, from the Holders of the all other Certificates in the priority specified in the preceding sentence), funds otherwise distributable to such Holders in an amount sufficient to pay such tax. The Trustee agrees to promptly notify in writing the party liable for any such tax of the amount thereof and the due date for the payment thereof.

          The Trustee shall treat the Fixed Rate Carryover Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class BF-IO Certificateholders and that is not an asset of the REMIC. The Trustee shall treat the rights of the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2 and Class BF Certificateholders to receive payments from the Fixed Rate Carryover Reserve Fund rights in an interest rate cap contract written by the Class BF-IO Certificateholder in favor of the Fixed Rate Certificateholders. Thus, each Fixed Fate Certificate shall be treated as representing ownership of not only REMIC 4 Regular Interests, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the REMIC 4 Regular interests, the Trustee shall assume that the interest rate cap contract has a value of $5,000.

          The Trustee shall treat the Adjustable Rate Carryover Reserve Fund as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class BV-IO Certificateholders and that is not an asset of the REMIC. The Trustee shall treat the rights of the Class AV-1, Class MV-1, Class MV-2 and Class BV Certificateholders to receive payments from the Adjustable Rate Carryover Reserve Fund rights in an interest rate cap contract written by the Class BV-IO Certificateholder in favor of the Class AV-1, Class MV-1, Class MV-2, and Class BV Certificateholders. Thus each Class AV-1, Class MV-1, Class MV-2, and Class BV Certificate shall be treated as representing ownership of not only REMIC 4 Regular Interests, but also ownership of an interest in an interest rate cap contract. For purposes of determining the issue price of the REMIC 4 Regular interests, the Trustee shall assume that the interest rate cap contract has a value of $5,000.

                                  ARTICLE IX.

                                  TERMINATION

          Section 9.01. Termination upon Liquidation or Repurchase of all
                        Mortgage Loans.

          Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Seller and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the repurchase by the Master Servicer of all of the Mortgage Loans (and REO Properties) remaining in the each Loan Group at the price equal to the sum of
(i) 100% of the Stated Principal Balance of each Mortgage Loan in such Loan Group (other than in respect of REO Property), (ii) accrued interest thereon at the applicable Mortgage Rate (or, if such repurchase is effected by the Master Servicer, at the applicable Net Mortgage Rate), (iii) the appraised value of any REO Property in such Loan Group (up to the Stated Principal Balance of the related Mortgage Loan), such appraisal to be conducted by an appraiser mutually agreed upon by the Master Servicer and the Trustee and (iv) any unreimbursed Servicing Advances, and the principal portion of any unreimbursed Advances, made on the Mortgage Loans in such Loan Group prior to the exercise of such repurchase and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement, as applicable. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James, living on the date hereof and
(ii) the Latest Possible Maturity Date.

          The right to repurchase all Mortgage Loans and REO Properties in a Loan Group pursuant to clause (a) above shall be conditioned upon the Stated Principal Balance of the Mortgage Loans in such Loan Group, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of the Mortgage Loans in such Loan Group.

          Section 9.02. Final Distribution on the Certificates.

          If on any Determination Date, (i) the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee to send a final distribution notice promptly to each Certificateholder or (ii) the Trustee determines that a Class of Certificates shall be retired after a final distribution on such Class, the Trustee shall notify the Certificateholders within five (5) Business Days after such Determination Date that the final distribution in retirement of such Class of Certificates is scheduled to be made on the immediately following Distribution Date. Any final distribution made pursuant to the immediately preceding sentence will be made only upon presentation and surrender of the related Certificates at the Corporate Trust Office of the Trustee. If the Master Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, such electing party shall notify the Depositor and the Trustee of the date such electing party intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

          Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 10th day and no later than the 15th day of the month immediately preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated,
(b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

          In the event such notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class the amounts allocable to such Certificates held in the Distribution Account (and, if applicable, the Fixed Rate Carryover Reserve Fund and the Adjustable Rate Carryover Reserve Fund) in the order and priority set forth in Section 4.04 hereof on the final Distribution Date and in proportion to their respective Percentage Interests.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund that remain subject hereto.

          Section 9.03. Additional Termination Requirements.

          (a) In the event the Master Servicer exercises its purchase option on both of the Fixed Rate Mortgage Loans and the Adjustable Rate Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" of a REMIC, or (ii) cause a REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                   (1) The Master Servicer shall establish a 90-day liquidation period and notify the Trustee thereof, which shall in turn specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Master Servicer shall satisfy all the requirements of a qualified liquidation under Section 860F of the Code and any regulations thereunder, as evidenced by an Opinion of Counsel obtained at the expense of the Master Servicer;

                   (2) During such 90-day liquidation period, and at or prior to the time of making the final payment on the Certificates, the Master Servicer as agent of the Trustee shall sell all of the assets of the Trust Fund for cash; and

                   (3) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R Certificateholders all cash on hand (other than cash retained to meet claims), and the Trust Fund shall terminate at that time.

          (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to specify the 90-day liquidation period for the Trust Fund, which authorization shall be binding upon all successor Certificateholders.

          (c) The Trustee as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Master Servicer, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

          Section 10.01. Amendment.

          This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders to cure any ambiguity, to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement, as shall not be inconsistent with any other provisions herein if such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder; provided that any such amendment shall be deemed not to adversely affect in any material respect the interests of the Certificateholders and no such Opinion of Counsel shall be required if the Person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates, it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating.

          Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee, the Depositor, the Master Servicer and the Seller may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee, to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Seller and the Trustee and the Holders of each Class of Certificates affected thereby evidencing not less than 51% of the Voting Rights of such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing 66% or more of the Voting Rights of such Class or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment without the consent of the Holders of all such Certificates then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall be an expense of the party requesting such amendment but in any case shall not be an expense of the Trustee, to the effect that such amendment will not cause the imposition of any tax on the Trust Fund or the Certificateholders or cause the Trust Fund's REMIC elections to fail to qualify at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel, satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

          Section 10.02. Recordation of Agreement; Counterparts.

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          Section 10.03. Governing Law.

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          Section 10.04. Intention of Parties.

          It is the express intent of the parties hereto that the conveyance of the Mortgage Notes, Mortgages, assignments of Mortgages, title insurance policies and any modifications, extensions and/or assumption agreements and private mortgage insurance policies relating to the Mortgage Loans by the Depositor to the Trustee be, and be construed as, an absolute sale thereof to the Trustee. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof by the Depositor to the Trustee. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in such assets, then
(i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyance provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets that constitute the Trust Fund, whether now owned or hereafter acquired.

          The Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the assets of the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

          Section 10.05. Notices.

          (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          (i) Any material change or amendment to this Agreement;

          (ii) The occurrence of any Event of Default that has not been cured;

          (iii) The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

          (iv) The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 2.04 and 3.12; and

          (v) The final payment to Certificateholders.

          In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

          (i) Each report to Certificateholders described in Section 4.04;

          (ii) Each annual statement as to compliance described in Section 3.17; and

          (iii) Each annual independent public accountants' servicing report described in Section 3.18.

          (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Bear Stearns Asset Backed Securities, Inc., 245 Park Avenue, New York, New York 10167, Attention: Chief Counsel; (b) in the case of the Seller or the Master Servicer, Countrywide Home Loans, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Dave Walker, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing;
(c) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 12E, New York, New York Attention: Corporate Trust MBS Administration or such other address as the Trustee may hereafter furnish to the Depositor or the Master Servicer; and (d) in the case of the Rating Agencies, (i) Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Home Equity Monitoring and (ii) Fitch IBCA, Inc., Attention: Structured Finance, One State Street Plaza, New York, New York 10004. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

          Section 10.06. Severability of Provisions.

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          Section 10.07. Assignment.

          Notwithstanding anything to the contrary contained herein, except as provided pursuant to Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

          Section 10.08. Limitation on Rights of Certificateholders.

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 10.09. Inspection and Audit Rights.

          The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes such accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer.

          Section 10.10. Certificates Nonassessable and Fully Paid.

          It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                       *            *            *

          IN WITNESS WHEREOF, the Depositor, the Master Servicer, the Seller and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     BEAR STEARNS ASSET BACKED SECURITIES, INC.,
                                       as Depositor


                                     By: /s/ Tom Dunstan
                                             ----------------------------------
                                     Name:   Tom Dunstan
                                     Title:  Authorized Agent



                                     COUNTRYWIDE HOME LOANS, INC.,
                                       as Master Servicer and Seller


                                     By: /s/ David Walker
                                             ----------------------------------
                                     Name:   David Walker
                                     Title:  Executive Vice President



                                     THE BANK OF NEW YORK,
                                       not in its individual capacity,
                                       but solely as Trustee


                                     By: /s/ Courtney A. Bartholomew
                                             ----------------------------------
                                     Name:   Courtney A. Bartholomew
                                     Title:  Assistant Vice President

STATE OF CALIFORNIA         )
                            )        ss.:
COUNTY OF LOS ANGELES       )

          On this 30th day of July, 1999, before me, a notary public in and for said State, appeared David Walker, personally known to me on the basis of satisfactory evidence to be the Executive Vice President of Countrywide Home Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                          /s/  Patricia Lappin
                                      --------------------------------
                                               Notary Public
[Notarial Seal]

STATE OF NEW YORK          )
                           )        ss.:
COUNTY OF NEW YORK         )

          On this 30th day of July, 1999, before me, a notary public in and for said State, appeared Tom Dunstan, personally known to me on the basis of satisfactory evidence to be an authorized representative of Bear Stearns Asset Backed Securities, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                          /s/  Mark Zweitler
                                      -----------------------------
                                             Notary Public
[Notarial Seal]

STATE OF NEW YORK        )
                         )       ss.:
COUNTY OF NEW YORK       )

          On this 30th day of July, 1999, before me, a notary public in and for said State, appeared Courtney Bartholomew, personally known to me on the basis of satisfactory evidence to be an Assistant Vice President of The Bank of New York, a New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of such corporation, and acknowledged to me that such corporation executed the within instrument.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                           /s/  Clarice Zanoni
                                      --------------------------------
                                               Notary Public
[Notarial Seal]

                                                                    Exhibit A-1
                                                                   through A-15


                         [Exhibits A-1 through A-15 are
                      photocopies of such Certificates as
                                  delivered.]


                [see appropriate documents delivered at closing]

                                                                      Exhibit B


                                   [Reserved]

                                                                      Exhibit C


                                   [Reserved]

                                                                      Exhibit D


                           [Exhibit D is a photocopy
                           of the Class R Certificate
                                 as delivered.]


                [see appropriate documents delivered at closing]

                                                                      Exhibit E


                           [Exhibit E is a photocopy
                 of the Tax Matters Person Class R Certificate
                                 as delivered.]


                [see appropriate documents delivered at closing]

                                                                   Exhibit F-1

                 [Exhibit F-1 is a list of the Mortgage Loans]

                    [see Schedule on file with the Trustee]

                                                                   Exhibit F-2

                    LIST OF DELAY DELIVERY MORTGAGE LOANS

                                     None

                                                                    EXHIBIT G-1

                    FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                     [date]


[Depositor]

[Master Servicer]



    Re: Pooling and Servicing Agreement dated as of July 1, 1999 among Bear Stearns Asset Backed Securities, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee, Asset-Backed Certificates, Series 1999-1

Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed in the attached list of exceptions) it has received:

         (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of ___________________ , without recourse" or "Pay to the order of The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of July 1, 1999, Bear Stearns Asset Backed Securities, Inc. Home Equity Loan Trust 1999-1, without recourse"; and

         (ii) a duly executed assignment of the Mortgage in the form permitted by Section 2.01 of the Pooling and Servicing Agreement referred to above.

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                      The Bank of New York,
                                        as Trustee


                                      By:
                                        Name:
                                        Title:

                                  EXHIBIT G-2

                    FORM OF INTERIM CERTIFICATION OF TRUSTEE

                                     [date]


[Depositor]

[Master Servicer]



    Re: Pooling and Servicing Agreement dated as of July 1, 1999 among Bear Stearns Asset Backed Securities, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee, Asset-Backed Certificates, Series 1999-1

Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as listed in the following paragraph, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached list of exceptions) it has received:

         (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _______________ without recourse" or "Pay to the order of The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of July 1, 1999, Bear Stearns Asset Backed Securities, Inc. Home Equity Loan Trust 1999-1, without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

         (ii) the original recorded Mortgage;

         (iii) a duly executed assignment of the Mortgage in the form permitted by Section 2.01 of the Pooling and Servicing Agreement referred to above;

         (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

         (v) [Reserved]; and

         (vi) the original or duplicate original lender's title policy or, in the event such original title policy has not been received from the insurer, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company, with the original policy of title insurance to be delivered within one year of the Closing Date.

         If the Trustee has not received the original recorded Mortgage or an original recorded assignment of the Mortgage satisfying the requirements of clause (ii), (iii) or (iv) above, as applicable, the Trustee has received, in lieu thereof, a true and complete copy of such Mortgage and/or such assignment or assignments of the Mortgage, as applicable, each certified by the Seller, the applicable title company, escrow agent or attorney, or the originator of such Mortgage Loan, as the case may be, to be a true and complete copy of the original Mortgage or assignment of Mortgage submitted for recording.

         Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v),
(vi) and (viii) of the definition of the "Mortgage Loan Schedule" in Section
1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                   The Bank of New York,
                                        as Trustee


                                   By:
                                     Name:
                                     Title:

                                  EXHIBIT G-3



                      FORM OF DELAY DELIVERY CERTIFICATION

                                     [date]

[Depositor]

[Master Servicer]

    Re: Pooling and Servicing Agreement dated as of July 1, 1999 among Bear Stearns Asset Backed Securities, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee, Asset-Backed Certificates, Series 1999-1

Gentlemen:

         Reference is made to the Initial Certification of Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto, delivered by the undersigned, as Trustee, on the Closing Date in accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"). The undersigned hereby certifies that, as to each Delay Delivery Mortgage Loan listed on the Schedule A attached hereto (other than any Mortgage Loan paid in full or listed on Schedule B attached hereto) it has received:

         (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of ___________________ , without recourse," or "Pay to the order of The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of July 1, 1999, Bear Stearns Asset Backed Securities, Inc. Home Equity Loan Trust 1999-1, without recourse"; and

         (ii) a duly executed assignment of the Mortgage in the form permitted by Section 2.01 of the Pooling and Servicing Agreement referred to above.

         Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.



                                   THE BANK OF NEW YORK,
                                   as Trustee


                                   By:
                                     Name:
                                     Title:

                                   EXHIBIT H


                     FORM OF FINAL CERTIFICATION OF TRUSTEE

                                     [date]


[Depositor]

[Master Servicer]

[Seller]



    Re: Pooling and Servicing Agreement dated as of July 1, 1999 among Bear Stearns Asset Backed Securities, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee, Asset-Backed Certificates, Series 1999-1

Gentlemen:

         In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

         (i) the original Mortgage Note, endorsed by the Seller or the originator of such Mortgage Loan, without recourse in the following form: "Pay to the order of _________________ without recourse" or "Pay to the order of The Bank of New York, a New York banking corporation, as trustee under the Pooling and Servicing Agreement dated as of July 1, 1999, Bear Stearns Asset Backed Securities, Inc. Home Equity Loan Trust 1999-1, without recourse", with all intervening endorsements that show a complete chain of endorsement from the originator to the Seller;

         (ii) the original recorded Mortgage;

         (iii) a duly executed assignment of the Mortgage in the form permitted by Section 2.01 of the Pooling and Servicing Agreement referred to above;

         (iv) the original recorded assignment or assignments of the Mortgage together with all interim recorded assignments of such Mortgage;

         (v) [Reserved]; and

         (vi) the original or duplicate original lender's title policy or any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

         If the public recording office in which a Mortgage or assignment thereof is recorded has retained the original of such Mortgage or assignment, the Trustee has received, in lieu thereof, a copy of the original Mortgage or assignment so retained, with evidence of recording thereon, certified to be true and complete by such recording office.

         Based on its review and examination and only as to the foregoing documents, (i) such documents appear regular on their face and related to such Mortgage Loan, and (ii) the information set forth in items (i), (iv), (v),
(vi) and (viii) of the definition of the "Mortgage Loan Schedule" in Section
1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

         The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

                                         The Bank of New York,
                                               as Trustee


                                         By:
                                               Name:
                                               Title:

                                   EXHIBIT I

                               TRANSFER AFFIDAVIT



STATE OF         )
                 )   ss.:
COUNTY OF        )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is an officer of _______________, the proposed Transferee of an Ownership Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of July 1, 1999 (the "Agreement"), by and among Bear Stearns Asset Backed Securities, Inc., as depositor (the "Depositor"), Countrywide Home Loans, Inc., as Seller and Master Servicer and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

         2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

         3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

         4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

         5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

         6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

         7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class R Certificates.

         8. The Transferee's taxpayer identification number is _____.

         9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(3O).

         10. The Transferee is aware that the Class R Certificates may be "noneconomic residual interests" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. In addition, as the holder of a noneconomic residual interest, the Transferee may incur tax liabilities in excess of any cash flows generated by the interest and the Transferee hereby represents that it intends to pay taxes associated with holding the residual interest as they become due.

                 *                *                *

         IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ____ day of _____________, 19__.

                                  [NAME OF TRANSFEREE]


                                  By:
                                     Name:
                                     Title:

[Corporate Seal]

ATTEST:


_____________________________
[Assistant] Secretary

         Personally appeared before me the above-named _____________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

         Subscribed and sworn before me this ____ day of _______, 19__.




                                            ______________________________
                                                     NOTARY PUBLIC

                                            My Commission expires the ___ day
                                            of _______________, 19__.

                                                        EXHIBIT 1 TO EXHIBIT I


                              Certain Definitions


         "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

         "Permitted Transferee": Any person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) that is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Class R Certificate, (iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) an "electing large partnership" as defined in Section 775 of the Code, (vi) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity (treated as a corporation or a partnership for federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, or an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trustor unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vii) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

         "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including the acquisition of a Certificate by the Depositor.

         "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

                                                        EXHIBIT 2 TO EXHIBIT I


                        Section 5.02(c) of the Agreement



         (c) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

         (i) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii) No Ownership Interest in a Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Class R Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

         (iii) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Class R Certificate and (C) not to Transfer its Ownership Interest in a Class R Certificate or to cause the Transfer of an Ownership Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

         (iv) Any attempted or purported Transfer of any Ownership Interest in a Class R Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by Section 5.02(b) and this
    Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

         (v) The Master Servicer shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Class R Certificate to any Holder who is not a Permitted Transferee.

         The restrictions on Transfers of a Class R Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Class R Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer to the effect that the elimination of such restrictions will not cause the Trust Fund to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Class R Certificate hereby consents to any amendment of this Agreement that, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Class R Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Class R Certificate that is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

                                   EXHIBIT J

                       FORM OF TRANSFEROR CERTIFICATE FOR
                      CLASS B-IO AND CLASS R CERTIFICATES

                                                            Date:

Bear Stearns Asset Backed Securities, Inc.,
         as Depositor
4500 Park Granada
Calabasas, California 91302

The Bank of New York,
         as Trustee
101 Barclay Street, 12E
New York, New York  10286

    Re: Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 1999-1

Ladies and Gentlemen:

         In connection with our disposition of the Class __ Certificates, we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action that would result in, a violation of
Section 5 of the Act and (c) if we are disposing of a Class R Certificate, we have no knowledge the Transferee is not a Permitted Transferee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of July 1, 1999, among Bear Stearns Asset Backed Securities, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee.

                                      Very truly yours,

                                      ----------------------------------
                                      Name of Transferor

                                      By: _______________________________
                                            Name:
                                            Title:

                                   EXHIBIT K


                 FORM OF INVESTMENT LETTER [NON-RULE 144A] FOR
                      CLASS B-IO AND CLASS R CERTIFICATES

                                                                Date:



Bear Stearns Asset Backed Securities, Inc.,
         as Depositor
245 Park Avenue
New York, New York  10167

The Bank of New York,
         as Trustee
101 Barclay Street, 12E
New York, New York  10286

    Re: Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 1999-1

Ladies and Gentlemen:

         In connection with our acquisition of the Class __ Certificates in the Denomination of _____________ (the "Certificates"), we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of the Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action that would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of the Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement dated as of July 1, 1999 (the "Agreement"), among Bear Stearns Asset Backed Securities, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

                                 Very truly yours,

                                 ------------------------------------
                                 Name of Transferee

                                 By: ________________________________
                                     Name:
                                     Title:

                                   EXHIBIT L

                          FORM OF RULE 144A LETTER FOR
                      CLASS B-IO AND CLASS R CERTIFICATES

                                                                 Date:

Bear Stearns Asset Backed Securities, Inc.,
         as Depositor
245 Park Avenue
New York, New York  10167

The Bank of New York,
         as Trustee
101 Barclay Street, 12E
New York, New York  10286

    Re: Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 1999-1

Ladies and Gentlemen:

         In connection with our proposed purchase of the Class R Certificates (the "Certificates") we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, nor a plan subject to Section 4975 of the Internal Revenue Code of 1986 (each of the foregoing, a "Plan"), nor are we acting on behalf of any Plan or (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of
Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that the Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act. All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement dated as of July 1, 1999, among Bear Stearns Asset Backed Securities, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee.

                                 -------------------------------------
                                 Name of Buyer


                                 By: __________________________________
                                     Name:
                                     Title:

                                                           ANNEX 1 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $__________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

         ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

         ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

         ___  Broker-dealer. The Buyer is a dealer registered pursuant to
              Section 15 of the Securities Exchange Act of 1934.

         ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

         ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

         ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

         ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

         ___ Small Business Investment Company. The Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively State or Local Plans or ERISA Plans as defined above, and no participant of the Buyer is an individual retirement account or an H.R. 10 (Keogh) plan.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

         6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                 -----------------------------------
                                            Name of Buyer


                                 By: _______________________________
                                     Name:
                                     Title:

                                 Date: _____________________________

                                                           ANNEX 2 TO EXHIBIT L


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]


         The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

         1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

         ___ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements,
(v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

         6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                 --------------------------------------
                                 Name of Buyer or Adviser


                                 By: ___________________________________
                                     Name:
                                     Title:

                                 IF AN ADVISER:


                                 --------------------------------------
                                 Name of Buyer


                                 Date: _________________________________

                                   EXHIBIT M

                              REQUEST FOR RELEASE
                                 (for Trustee)

Loan Information
         Name of Mortgagor:
                                    -------------------------------------------
         Master Servicer
         Loan No.:
                                    -------------------------------------------
Trustee
         Name:
                                    -------------------------------------------
         Address:
                                    -------------------------------------------
         Trustee
         Mortgage File No.:
                                    -------------------------------------------


         The undersigned Master Servicer hereby acknowledges that it has received from _______________________________________, as Trustee for the
Holders of Asset-Backed Certificates, Series 1999-1, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of July 1, 1999 (the "Pooling and Servicing Agreement") among Bear Stearns Asset Backed Securities, Inc., as Depositor, Countrywide Home Loans, Inc., as Seller and Master Servicer, and the Trustee.

(   )     Mortgage Note dated ___________, 19__, in the original principal sum of $________, made by __________________, payable to, or endorsed to the order of, the Trustee.

(  )     Mortgage recorded on _________________ as instrument no.
         ________________ in the County Recorder's Office of the County of
         ________________, State of _______________ in book/reel/docket
         _______________ of official records at page/image _____________.

(  )     Deed of Trust recorded on _________________ as instrument no.
         ________________ in the County Recorder's Office of the County of
         ________________, State of _______________ in book/reel/docket
         _______________ of official records at page/image _____________.

(  )     Assignment of Mortgage or Deed of Trust to the Trustee, recorded on
         _________________ as instrument no. __________ in the County
         Recorder's Office of the County of __________, State of
         _______________ in book/reel/docket _______________ of official records at page/image _____________.

(  )     Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

(  )     ----------------------------------------------

(  )     ----------------------------------------------

(  )     ----------------------------------------------

(  )     ----------------------------------------------

         The undersigned Master Servicer hereby acknowledges and agrees as follows:

         (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

         (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

         (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

         (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                                    [Master Servicer]

                                    By  _______________________________

                                    Its ________________________________

Date: _________________, 19__

                                   EXHIBIT N

                              REQUEST FOR RELEASE
             [Mortgage Loans Paid in Full, Repurchased or Replaced]

                    OFFICER'S CERTIFICATE AND TRUST RECEIPT
                           ASSET-BACKED CERTIFICATES,
                                 Series 1999-1



__________________________________________ HEREBY CERTIFIES THAT HE/SHE IS AN
OFFICER OF THE Master Servicer, HOLDING THE OFFICE SET FORTH BENEATH HIS/HER SIGNATURE, AND HEREBY FURTHER CERTIFIES AS FOLLOWS:

WITH RESPECT TO THE MORTGAGE LOANS, AS THE TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT DESCRIBED IN THE ATTACHED SCHEDULE:

[ALL PAYMENTS OF PRINCIPAL AND INTEREST HAVE BEEN MADE.] [THE [PURCHASE PRICE] [MORTGAGE LOAN REPURCHASE PRICE] FOR SUCH MORTGAGE LOANS HAS BEEN PAID.] [THE MORTGAGE LOANS HAVE BEEN LIQUIDATED AND THE RELATED [INSURANCE PROCEEDS] [LIQUIDATION PROCEEDS] HAVE BEEN DEPOSITED PURSUANT TO SECTION 3.13 OF THE POOLING AND SERVICING AGREEMENT.] [A REPLACEMENT MORTGAGE LOAN HAS BEEN DELIVERED TO THE TRUSTEE IN THE MANNER AND OTHERWISE IN ACCORDANCE WITH THE CONDITIONS SET FORTH IN SECTIONS 2.02 AND 2.03 OF THE POOLING AND SERVICING AGREEMENT.]

LOAN NUMBER:_______________                 BORROWER'S NAME:_____________

COUNTY:____________________

[For Substitution or Repurchase Only: The Master Servicer certifies that [an] [no] opinion is required by Section 2.05 [and is attached hereto].]

I HEREBY CERTIFY THAT ALL AMOUNTS RECEIVED IN CONNECTION WITH SUCH PAYMENTS, THAT ARE REQUIRED TO BE DEPOSITED IN THE CERTIFICATE ACCOUNT PURSUANT TO
SECTION 3.05 OF THE POOLING AND SERVICING AGREEMENT, HAVE BEEN OR WILL BE CREDITED.

____________      _____________________              DATED:____________

/ /      VICE PRESIDENT

/ /      ASSISTANT VICE PRESIDENT

                                                                      Exhibit O


                           [Exhibit O is a photocopy
                          of the Depository Agreement
                                 as delivered.]


                [see appropriate documents delivered at closing]